EXECUTION VERSION STOCK AND ASSET PURCHASE AGREEMENT BY AND AMONG SPI LLC FOUNDATION BUILDING MATERIALS, LLC, FBM LOGISTICS, LLC AND FBM CANADA SPI, INC. September 26, 2018

TABLE OF CONTENTS Page ARTICLE 1 PURCHASE AND SALE........................................................................................ 1 Section 1.1 Purchased Stock; Purchased Assets; Assumed Liabilities .......................... 1 Section 1.2 Excluded Assets; Excluded Liabilities ........................................................ 2 ARTICLE 2 CONSIDERATION ................................................................................................ 2 Section 2.1 Purchase Price; Payment ............................................................................. 2 Section 2.2 Pre-Closing Adjustment .............................................................................. 3 Section 2.3 Post-Closing Adjustments ........................................................................... 3 Section 2.4 Withholding ................................................................................................ 5 Section 2.5 Allocation of Purchase Price ....................................................................... 5 ARTICLE 3 THE CLOSING ....................................................................................................... 6 Section 3.1 Closing Date................................................................................................ 6 Section 3.2 Deliveries by Seller to Purchaser ................................................................ 6 Section 3.3 Deliveries by Purchaser to Seller ................................................................ 6 Section 3.4 Payoff of Indebtedness and Transaction Expenses; Payment of Indemnification Escrow Amount ................................................................ 7 ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF SELLER ............................... 7 Section 4.1 Organization and Good Standing ................................................................ 7 Section 4.2 Capital Structure ......................................................................................... 8 Section 4.3 Authorization of Agreement ....................................................................... 8 Section 4.4 No Violations; No Consents ........................................................................ 8 Section 4.5 Brokers ........................................................................................................ 9 Section 4.6 Financial Statements ................................................................................... 9 Section 4.7 Absence of Changes .................................................................................. 10 Section 4.8 Taxes ......................................................................................................... 10 Section 4.9 Sufficiency of Assets; Ownership and Condition of Assets ..................... 12 Section 4.10 Real Property ............................................................................................ 13 Section 4.11 Intellectual Property .................................................................................. 13 Section 4.12 Material Contracts ..................................................................................... 15 Section 4.13 Litigation ................................................................................................... 17 Section 4.14 Compliance with Laws; Permits ............................................................... 17 Section 4.15 Employee Benefits .................................................................................... 17 Section 4.16 Labor ......................................................................................................... 19 Section 4.17 Environmental Matters.............................................................................. 21 Section 4.18 Customers and Suppliers........................................................................... 22 Section 4.19 Insurance ................................................................................................... 22 Section 4.20 Affiliated Persons Transactions ................................................................ 22 Section 4.21 International Trade and Anti-Corruption Matters ..................................... 22 Section 4.22 Products Liability. ..................................................................................... 23 Section 4.23 Disclaimers of Seller; No Other Representations or Warranties ............... 24 Section 4.24 Investment Canada Act. ............................................................................ 24 ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF PURCHASER .................... 24 Section 5.1 Organization and Good Standing .............................................................. 24 Section 5.2 Authorization of Agreement ..................................................................... 24 Section 5.3 No Violations; Consents and Approvals ................................................... 24

Section 5.4 Litigation ................................................................................................... 25 Section 5.5 Financing................................................................................................... 25 Section 5.6 Solvency .................................................................................................... 26 Section 5.7 Brokers ...................................................................................................... 27 Section 5.8 Parent Limited Guaranty ........................................................................... 27 Section 5.9 Investment Canada Act.. ........................................................................... 27 Section 5.10 No Inducement or Reliance; Independent Assessment ............................. 27 ARTICLE 6 COVENANTS ....................................................................................................... 28 Section 6.1 Access; Opportunity to Ask Questions ..................................................... 28 Section 6.2 Conduct of Business ................................................................................. 28 Section 6.3 Further Actions.......................................................................................... 31 Section 6.4 Consents and Conditions........................................................................... 32 Section 6.5 Litigation Support ..................................................................................... 33 Section 6.6 Bulk Sales Laws ........................................................................................ 33 Section 6.7 Ancillary Agreements ............................................................................... 33 Section 6.8 Financing; Seller and Company Cooperation. .......................................... 34 Section 6.9 Shared Contracts ....................................................................................... 36 Section 6.10 Intercompany Accounts ............................................................................ 37 Section 6.11 Exclusivity ................................................................................................ 37 Section 6.12 Financial Information Prior to Closing.. ................................................... 37 Section 6.13 Supplemental Schedules ........................................................................... 37 Section 6.14 Sublease. ................................................................................................... 38 ARTICLE 7 CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER ......... 38 Section 7.1 Accuracy of Representations and Warranties ........................................... 38 Section 7.2 Performance of Covenants ........................................................................ 39 Section 7.3 No Material Adverse Effect ...................................................................... 39 Section 7.4 Officer’s Certificate .................................................................................. 39 Section 7.5 No Legal Restraint .................................................................................... 39 Section 7.6 Antitrust Clearance ................................................................................... 39 Section 7.7 Third Party Consents................................................................................. 39 Section 7.8 Tax Withholding Certificates .................................................................... 39 Section 7.9 Other Deliveries ........................................................................................ 39 ARTICLE 8 CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER .................. 39 Section 8.1 Accuracy of Representations and Warranties ........................................... 39 Section 8.2 Performance of Covenants ........................................................................ 40 Section 8.3 Officer’s Certificate .................................................................................. 40 Section 8.4 No Legal Restraint .................................................................................... 40 Section 8.5 Antitrust Clearance ................................................................................... 40 Section 8.6 Other Deliveries ........................................................................................ 40 ARTICLE 9 ADDITIONAL POST-CLOSING COVENANTS .............................................. 40 Section 9.1 Certain Employment Matters .................................................................... 40 Section 9.2 Further Assurances; Novation; Certain Payments .................................... 45 Section 9.3 Use of Seller Names and Business Names ............................................... 46 Section 9.4 Seller’s Access to Documents ................................................................... 47 Section 9.5 Certain Agreements Regarding the R&W Insurance Policy ..................... 48 Section 9.6 Certain Consents.. ..................................................................................... 48 iv

Section 9.7 Release of Claims ..................................................................................... 48 Section 9.8 Wrong Pockets .......................................................................................... 49 Section 9.9 Restrictive Covenants ............................................................................... 50 Section 9.10 Occurrence-Based Insurance Coverage .................................................... 51 ARTICLE 10 SURVIVAL, INDEMNIFICATION AND RELATED MATTERS ................ 52 Section 10.1 Survival ..................................................................................................... 52 Section 10.2 Indemnification by Seller .......................................................................... 52 Section 10.3 Indemnification by Purchaser ................................................................... 53 Section 10.4 Certain Limitations ................................................................................... 53 Section 10.5 Determination of Losses ........................................................................... 55 Section 10.6 Procedures for Indemnification ................................................................. 56 Section 10.7 Exclusive Remedy .................................................................................... 57 Section 10.8 Release of Indemnification Escrow Funds ............................................... 58 ARTICLE 11 TERMINATION ................................................................................................. 58 Section 11.1 Termination ............................................................................................... 58 Section 11.2 Procedure and Effect of Termination ........................................................ 59 Section 11.3 Termination Fee; Limitations on Recovery .............................................. 59 ARTICLE 12 TAX MATTERS .................................................................................................. 61 Section 12.1 Preparation and Filing of Tax Returns ...................................................... 61 Section 12.2 Refunds and Credits .................................................................................. 62 Section 12.3 Tax Contests .............................................................................................. 63 Section 12.4 Cooperation ............................................................................................... 64 Section 12.5 Additional Tax Covenants ......................................................................... 64 Section 12.6 Transfer Taxes ........................................................................................... 65 ARTICLE 13 MISCELLANEOUS ........................................................................................... 65 Section 13.1 Certain Definitions .................................................................................... 65 Section 13.2 Rules of Construction ............................................................................... 81 Section 13.3 Confidentiality; Publicity .......................................................................... 81 Section 13.4 Entire Agreement ...................................................................................... 82 Section 13.5 Governing Law ......................................................................................... 82 Section 13.6 Jurisdiction; Waiver of Jury Trial .............................................................. 82 Section 13.7 Expenses ................................................................................................... 83 Section 13.8 Table of Contents and Headings ............................................................... 84 Section 13.9 Notices ...................................................................................................... 84 Section 13.10 Severability ............................................................................................... 85 Section 13.11 Binding Effect; No Third-Party Beneficiaries; No Assignment ............... 85 Section 13.12 Amendments ............................................................................................. 85 Section 13.13 Waiver ....................................................................................................... 85 Section 13.14 Specific Performance ................................................................................ 85 Section 13.15 Counterparts .............................................................................................. 86 Section 13.16 Legal Representation ................................................................................ 86 iv

EXHIBITS Exhibit A CapEx Budget Exhibit B Form of FIRPTA Certificates Exhibit C Form of Assignment and Assumption Agreement and Bill of Sale Exhibit D Sample Calculation of Closing Working Capital Exhibit E Form of Escrow Agreement Exhibit F Form of R&W Policy Exhibit G Form of Transition Services Agreement iv

STOCK AND ASSET PURCHASE AGREEMENT This STOCK AND ASSET PURCHASE AGREEMENT, dated as of September 26, 2018, is made by and among SPI LLC, a limited liability company established under the Laws of Delaware (“Purchaser”), FBM CANADA SPI, INC., an Alberta corporation (the “Company”), and Foundation Building Materials, LLC, a California limited liability company (“Seller”), and FBM Logistics, LLC, an Indiana limited liability company (“Logistics”). Purchaser, the Company and Seller are each referred to herein individually as a “Party,” and collectively, as the “Parties.” Unless otherwise indicated, capitalized terms used herein have the respective meanings set forth in Section 13.1. WHEREAS, the Company is a direct wholly-owned Subsidiary of Seller; WHEREAS, the Company and Seller are, directly and indirectly, engaged in distribution, fabrication, marketing and sale of commercial and industrial insulation and other related insulation products, tools and accessories, including insulation solutions for pipes and mechanical systems, to commercial, industrial and residential end markets and the provision of maintenance and repair services with respect thereto (the “Business”); WHEREAS, Purchaser wishes to acquire the Company, the Purchased Assets and the Business from Seller and Logistics; and WHEREAS, to effect the acquisition of the Business by Purchaser, Seller and Logistics wish to sell, assign and transfer to Purchaser, and Purchaser desires to purchase, acquire and assume from Seller and Logistics, all of the rights, title, interests and obligations of Seller and Logistics in, to and under the Purchased Stock and Purchased Assets, as applicable, as set forth herein. NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows: ARTICLE 1 PURCHASE AND SALE Section 1.1 Purchased Stock; Purchased Assets; Assumed Liabilities. On the terms and subject to the conditions set forth herein, at the Closing: (a) Seller shall sell, assign, transfer, convey and deliver to Purchaser, and Purchaser shall purchase, acquire and accept from Seller, all of the right, title and interest of Seller in, to and under all of the Capital Stock of the Company, all of which is set forth on Schedule 1.1(a) (the “Purchased Stock”) free and clear of all Liens (other than transfer restrictions arising under applicable securities Law); (b) Seller and Logistics shall (and each shall cause its Affiliates to), as applicable, sell, assign, transfer, convey and deliver to Purchaser, and Purchaser shall purchase, acquire and accept from Seller and Logistics, as applicable, all of the right, title and interest of

Seller, Logistics or their respective Affiliates in, to and under all of the tangible assets, properties and business (excepting only the Excluded Assets) of every kind and description, whether real, personal or mixed, owned or held by of the Seller, Logistics or their respective Affiliates used in the Business and located at the locations set forth on Schedule 1.1(b)(i) and all other assets, properties and business, whether real, personal, or mixed, tangible or intangible, primarily used in the Business, wherever located and set forth on Schedule 1.1(b)(ii), free and clear of all Liens (other than Permitted Liens), and Logistics shall sell, assign, transfer, convey and deliver to Purchaser, and Purchaser shall purchase, acquire and accept from Logistics, all of the right, title and interest of Logistics or its Affiliates in, to and under all of the assets set forth on Schedule 1.1(b)(iii), free and clear of all Liens (other than Permitted Liens) (collectively, the “Purchased Assets”); and (c) On the terms and subject to the conditions set forth herein, including the exclusions set forth in Section 1.2, at the Closing, Purchaser shall assume and be liable for, effective as of the Closing, and thereafter pay, perform and discharge, all of the Liabilities and obligations of Seller, Logistics and/or the Company arising from or related to the Business, including the liabilities set forth on Schedule 1.1(c), but expressly excluding the Excluded Liabilities (collectively, the “Assumed Liabilities”). Section 1.2 Excluded Assets; Excluded Liabilities. Notwithstanding anything to the contrary contained in Section 1.1, the Parties expressly understand and agree that: (a) none of the Seller, Logistics nor any of their respective Affiliates are hereunder selling, assigning, transferring, conveying or delivering to Purchaser or its Affiliates any right, title or interest in, to or under any other assets, properties or rights, whether tangible or intangible, real, personal or mixed, of the Seller and/or Logistics’ set forth on Schedule 1.2(a), including without limitation, all of Seller’s and/or Logistics’ assets that are not used in the Business and all Software that is used in connection with Seller’s retained business (collectively, the “Excluded Assets”); and (b) neither Purchaser nor any of its Affiliates shall assume or be liable for, or be responsible to pay, perform or discharge, any liability or obligation of the Company or Seller or Logistics that is not an Assumed Liability, including, without limitation, the Liabilities set forth in Schedule 1.2(b) and Liabilities under Section 9.1(e)(i) (Seller Retained Liabilities) (collectively, the “Excluded Liabilities”). ARTICLE 2 CONSIDERATION Section 2.1 Purchase Price; Payment. The consideration payable to Seller and Logistics in full consideration of the purchase and sale of the Purchased Stock and Purchased Assets shall be an aggregate amount of One Hundred Twenty-Two Million Five Hundred Thousand Dollars ($122,500,000), subject to the adjustments set forth in Section 2.2 and 2.3 (as so adjusted, the “Purchase Price”), of which $120,000,000 shall be paid to Seller and $2,500,000 shall be paid to Logistics. The Purchase Price shall be paid in cash in accordance with Section 3.3(a). The Parties acknowledge and agree that the consideration stated herein, including the Purchase Price and all 2 payments to which Section 12.5(a) applies, shall be exclusive of all Transfer Taxes (which shall be borne by the Parties hereto as set forth in Section 12.6). Section 2.2 Pre-Closing Adjustment. At least three (3) Business Days prior to the anticipated Closing Date, Seller shall deliver, or caused to be delivered, to Purchaser a statement, signed by an executive officer of Seller (the “Estimated Closing Statement”), setting forth (a) the Estimated Net Working Capital, (b) the Estimated Cash, (c) the Estimated Debt, (d) the Estimated Transaction Expenses, (e) Seller’s resulting calculation of Closing Consideration, (f) reasonable supporting calculations for the amounts set forth in clauses (a) through (e), (g) invoices for all Transaction Expenses included in the calculation of Estimated Transaction Expenses, and (h) the wire instructions for each Person entitled to receive any payment pursuant to Section 3.3(a) and Section 3.4. The Estimated Closing Statement will be prepared in accordance with the terms of this Agreement and the applicable definitions herein. As contemplated by Section 3.3(a), for purposes of calculating the Closing Consideration payable by Purchaser in cash at the Closing, the Purchase Price shall be increased or decreased, as applicable, by an amount equal to (i) the amount by which, if any, the Estimated Net Working Capital is less than the Net Working Capital Lower Limit plus (ii) the amount by which, if any the Net Working Capital Upper Limit is less than the Estimated Net Working Capital plus (iii) the Estimated Cash minus (iv) the Estimated Debt minus (v) the Estimated Transaction Expenses plus (vi) the Security Deposits Amount (such amount, expressed as a positive or negative number, the “Estimated Adjustment Amount”). Seller shall consider in good faith any reasonable comments Purchaser has to the Estimated Closing Statement and, to the extent Seller reasonably deems it to be appropriate, revise the Estimated Closing Statement to reflect such comments. Any such revised Estimated Closing Statement shall constitute the Estimated Closing Statement for all purposes of this Agreement. Section 2.3 Post-Closing Adjustments. (a) No later than ninety (90) days after the Closing Date, Purchaser shall prepare and deliver to Seller a statement (the “Closing Statement”) setting forth Purchaser’s good faith calculation of (i) the Closing Cash, (ii) the Closing Debt, (iii) the Closing Net Working Capital, (iv) the Closing Transaction Expenses, (v) the Closing Consideration, and (vi) the Proposed Adjustment Amount. The “Proposed Adjustment Amount” shall be equal to (which may be a positive or negative number) Purchaser’s determination of Closing Consideration as set forth on the Closing Statement delivered pursuant to this Section 2.3 minus the Seller’s determination of Closing Consideration as set forth in the Estimated Closing Statement delivered pursuant to Section 2.2. The Closing Statement and all calculations therein shall be prepared in accordance with the terms hereof and the applicable definitions herein, and the Closing Net Working Capital shall be prepared in accordance with the terms hereof, the applicable definitions herein, and in accordance with Exhibit D. (b) Seller shall have thirty (30) days following its receipt of the Closing Statement (the “Review Period”) to review the Closing Statement and the calculation, amounts and other items therein. During the Review Period, Purchaser shall, and shall cause its Subsidiaries and Representatives to, reasonably cooperate with and provide assistance to Seller and Seller’s Representatives in their review of the Closing Statement and make available to Seller and Seller’s Representatives all personnel, books, records, documents, work papers and other information of Purchaser, the Company, the Purchased Assets and the Business reasonably available to Purchaser, 3 reasonably necessary for Seller’s review of the Closing Statement and reasonably requested by Seller or its Representatives. The Closing Statement shall be final, conclusive and binding on the Parties, unless Seller delivers to Purchaser, on or before the last day of the Review Period, a written notice stating (i) the amounts or items on the Closing Statement which Seller disputes, and (ii) the proposed corrections for such amounts or items (the “Notice of Dispute”). Purchaser and Seller shall cooperate in good faith to resolve any disputed amounts or items set forth in any Notice of Dispute within thirty (30) days (or such longer period as agreed to by the Parties) following the delivery of any Notice of Dispute. (c) If Purchaser and Seller do not agree upon a final resolution with respect to all disputed amounts or items set forth in the Notice of Dispute within such thirty (30) day period (or such longer period as agreed to by the Parties), then either Purchaser or Seller may submit those amounts or items that remain in dispute (the “Disputed Items”) to the Accounting Firm for determination in accordance with this Section 2.3(c). Parties shall instruct the Accounting Firm, acting as an expert and not as an arbitrator, to render a written determination with respect to the Disputed Items within thirty (30) days. The determination of the Accounting Firm shall (i) address only the Disputed Items; (ii) be limited to whether the Disputed Items were calculated in accordance with the applicable definitions and other provisions in this Agreement, as applicable; and (iii) be based upon a single presentation (limited to the Disputed Items) submitted to the Accounting Firm by each of Purchaser and Seller within ten (10) days after its engagement, and one written response submitted to the Accounting Firm by each of Purchaser and Seller within five (5) Business Days of their receipt of the presentation of other Parties (and not by independent review). In making its determination, the Accounting Firm shall not assign a value to any Disputed Item greater than the greatest value for such item assigned to it by Purchasers, on the one hand, or Seller, on the other hand, or less than the lowest value for such Disputed Item assigned to it by Purchaser, on the one hand, or Seller, on the other hand. Absent fraud or manifest error, the determination of the Accounting Firm shall be final, conclusive and binding upon the Parties. The Accounting Firm’s determination of the Disputed Items shall be set forth in a written report which shall specify in reasonable detail how such determinations were made. The Accounting Firm’s engagement fees initially shall be borne fifty percent (50%) by Purchaser and fifty percent (50%) by Seller; provided, that such fees shall ultimately be borne by Purchaser and Seller in the same proportion as the aggregate amount of the Disputed Items that are unsuccessfully disputed by each such Purchaser or Seller (as determined by the Accounting Firm) bears to the total amount of the Disputed Items submitted to the Accounting Firm. Except as provided in the preceding sentence, all other costs and expenses incurred by the Parties in connection with resolving any dispute hereunder before the Accounting Firm shall be borne by the Party incurring such cost or expense. (d) The “Final Adjustment Amount,” which may be a positive or negative number, shall be equal to (i) the amount agreed to as the Final Adjustment Amount at any time in writing by Purchaser and the Seller; (ii) if a Notice of Dispute is not delivered by the Seller to Purchaser within the time period required by Section 2.3(c), the Proposed Adjustment Amount set forth in the Closing Statement; or (iii) the Final Adjustment Amount as set forth in the written determination of the Accounting Firm made in accordance with the provisions of this Section 2.3. If the Final Adjustment Amount is a positive number, then Purchaser shall pay to Seller an amount equal to the Final Adjustment Amount, within five (5) Business Days of the determination thereof, in accordance with the provisions of this Section 2.3(d). If the Final Adjustment Amount is a negative number, then Seller shall pay to Purchaser an amount equal to the Final Adjustment 4

Amount, within five (5) Business Days of the determination thereof, in accordance with the provisions of this Section 2.3(d). Payments pursuant to this Section 2.3(d) shall be made by wire transfer of immediately available funds in United States Dollars, to an account or accounts designated by the intended recipient in writing at least three (3) Business Days prior to such payment. Section 2.4 Withholding. Purchaser, its Affiliates, and the Company shall be entitled to deduct and withhold from the consideration and other amounts payable or deliverable pursuant to this Agreement such amounts as such Person is required to deduct and withhold with respect to the making of such payment under applicable Tax Laws, and such Person shall timely remit such amounts to the appropriate Governmental Authority. To the extent that amounts are so withheld and paid over to the appropriate Governmental Authority by such Person such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made by Purchaser. Section 2.5 Allocation of Purchase Price. (a) The parties agree to allocate $9,000,000 of the Purchase Price to the Purchased Stock and the balance of the Purchase Price shall be allocated to the Purchased Assets (the “Asset Purchase Price”). (b) Within sixty (60) days of the determination of the Final Adjustment Amount, Purchaser shall provide to Seller a schedule allocating the Asset Purchase Price (taking into account only Assumed Liabilities that are liabilities for Tax purposes) between the Purchased Stock and the Purchased Assets and, with respect to the Purchased Assets, among the Purchased Assets (the “Purchase Price Allocation Schedule”). The Purchase Price Allocation Schedule will be prepared in accordance with the applicable provisions of the Code and the methodologies set forth on Schedule 2.6. (c) If within the thirty (30) days of receiving the Purchase Price Allocation Schedule, the Seller has not objected, the Purchase Price Allocation Schedule shall be final and binding. If within thirty (30) days the Seller objects to the Purchase Price Allocation Schedule, the Seller and Purchaser shall cooperate in good faith to resolve their differences, provided that if after thirty (30) days, the Seller and Purchaser are unable to agree, the Parties shall retain the Accounting Firm to resolve their dispute, provided that the Accounting Firm utilize the methodologies for determining fair market sale as set forth on Schedule 2.6. The determination of the Accounting Firm shall be final and binding on the parties. The cost of the Accounting Firm shall be shared equally by Seller and the Purchaser. (d) The Parties shall make appropriate adjustments to the Purchase Price Allocation Schedule to reflect changes in the Purchase Price. The Parties agree for all Tax reporting purposes to report the Transaction in accordance with the Purchase Price Allocation Schedule, as adjusted pursuant to the preceding sentence, and to not take any position during the course of any audit or other proceeding inconsistent with such schedule unless required by a determination of the applicable Governmental Authority that is final or good faith resolution of a Tax Proceeding. 5

ARTICLE 3 THE CLOSING Section 3.1 Closing Date. The consummation of the Transaction (the “Closing”) shall take place at the offices of Winston & Strawn LLP, 333 S. Grand Ave., Los Angeles, CA 90071, at 7:00 a.m. (Pacific time) on the later of (i) the third (3rd) Business Day following the date on which the last of the conditions set forth in Articles 7 and 8 have been satisfied (other than those conditions that by their terms are to be satisfied by actions taken at the Closing, but subject to their satisfaction at the Closing) or, in the case of Article 7, waived by Purchaser, or, in the case of Article 8, waived by Seller, and (ii) November 1, 2018, or at such other place or at such other time and date as may be mutually agreed upon by Purchaser and Seller (such date and time, “Closing Date”). Section 3.2 Deliveries by Seller to Purchaser. At or prior to the Closing, Seller shall deliver, or shall cause to be delivered, to Purchaser the following: (a) Share certificates representing all of the Purchased Stock duly endorsed in blank for transfer, or accompanied by irrevocable security transfer powers of attorney duly executed in blank, in either case by the holders of record, together with evidence satisfactory to Purchaser that Purchaser, or its designated Affiliate, has been entered upon the books of the Company as the holder of the Purchased Stock; (b) a duly executed receipt acknowledging payment of the Closing Consideration against delivery of the Purchased Stock; (c) the certificate referred to in Section 7.3 duly executed by an officer of Seller; (d) the FIRPTA Certificates; (e) duly executed counterparts to each other Transaction Document to which Seller, Logistics or Seller’s Affiliates are parties; (f) evidence satisfactory to Purchaser of the release of all Liens on the Purchased Assets, Purchased Stock and assets of the Company, in each case, other than Permitted Liens. Section 3.3 Deliveries by Purchaser to Seller. At the Closing, Purchaser shall deliver to Seller the following: (a) an amount equal to (i) the Purchase Price plus (ii) the Estimated Adjustment Amount minus (iii) the Indemnification Escrow Amount (such amount, the “Closing Consideration”) in accordance with the instructions specified in the Estimated Closing Statement; (b) a duly executed receipt acknowledging delivery of the Purchased Stock against delivery of the Closing Consideration; (c) the certificate referred to in Section 8.3 duly executed by a duly authorized officer of Purchaser; and 6

(d) duly executed counterparts to each other Transaction Document to which Purchaser or its Affiliates are parties. Section 3.4 Payoff of Indebtedness and Transaction Expenses; Payment of Indemnification Escrow Amount. (a) At the Closing, Purchaser shall, on behalf of the Seller, Logistics and the Company, as applicable, repay, or cause to be repaid, all Funded Debt (if any), which shall be paid in accordance with the instructions set forth in the Estimated Closing Statement and Payoff Letters. In order to facilitate such repayment of Debt, the Seller shall, at least three (3) Business Days prior to the Closing Date, deliver customary payoff letters, in form and substance reasonably satisfactory to the Purchaser, for all such Debt, duly executed by each Person to which such Debt is owed (“Payoff Letters”), which Payoff Letters shall include wire transfer instructions for the payment of such Debt and shall provide that, upon payment of the applicable payoff amount set forth therein, all Liens securing such Funded Debt (if any) shall be automatically released. In addition, Seller shall deliver evidence reasonably satisfactory to Purchaser that there shall be no Liens (other than Permitted Liens) on the Purchased Stock and the Purchased Assets upon the consummation of the Closing, including delivery of a certificate signed by an officer of the Seller, certifying that the Transactions are permitted under the terms of the Debt secured by such Liens to the extent not being repaid at Closing and that such permitted sale results in the release of the Liens on such assets, together with the release documentation (including PPSA termination statements with respect to the assets of the Company, and UCC-3 partial releases and intellectual property releases in respect of the Purchased Stock and Purchased Assets) with respect to any liens in Canada or the United States on the assets of or equity interests in the Company, the Purchased Stock or the Purchased Assets from the agent or holders of such Debt in form and substance reasonably satisfactory to the Purchaser. (b) At the Closing, Purchaser shall pay, on behalf of the Seller and the Company, as applicable, the Estimated Transaction Expenses, to be paid to the applicable payee in accordance with the instructions set forth in the Estimated Closing Statement delivered by the Seller to Purchaser at least three (3) Business Days prior to the Closing Date. (c) At the Closing, Purchaser shall pay to the Escrow Agent an amount equal to the Indemnification Escrow Amount in accordance with the instructions set forth in the Estimated Closing Statement, which amount shall be deposited and held by the Escrow Agent pursuant to the terms and conditions of the Escrow Agreement. ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF SELLER & LOGISTICS As an inducement to Purchaser to enter into this Agreement and to consummate the Transaction, Seller and Logistics hereby represent and warrant to Purchaser as of the date of this Agreement and as of the Closing Date that, except for any exceptions set forth on the Schedules (in accordance with Section 13.4 of this Agreement): Section 4.1 Organization and Good Standing. Each of Seller, Logistics and the Company is an entity duly organized, validly existing and in good standing under the Laws of the 7 jurisdiction of its organization. Each of Seller, Logistics and the Company has all requisite power and authority to own or lease and operate its properties and to carry on the Business as now being conducted, and is duly qualified to conduct the Business and in good standing under the Laws of each jurisdiction in which the conduct of the Business or the ownership of its properties or assets requires such license or qualification, except where the failure to have such power or to be so qualified or in good standing would not have a Material Adverse Effect. Section 4.2 Capital Structure. (a) The authorized Capital Stock of the Company, the number of shares of such Capital Stock that are issued and outstanding, and the ownership thereof are as set forth on Schedule 4.2. The Purchased Stock represents all of the issued and outstanding shares of Capital Stock of the Company. Seller owns and has good and valid title to all of the Purchased Stock purported to be owned by it on Schedule 4.2, free and clear of all Liens, other than transfer restrictions imposed by applicable securities Laws. All of the Purchased Stock (i) is duly authorized and validly issued, (ii) is outstanding as fully paid and non-assessable, (iii) was not issued in violation of any preemptive or similar rights, and (iv) was issued in compliance with all applicable Laws, including applicable securities Laws. The Company is not a reporting issuer (as such term is defined in the Securities Act (Alberta)) and there is no published market for the Purchased Stock. The Company is a “private issuer” as defined in Section 2.4 of National Instrument 45-106 – Prospectus Exemptions. (b) The Company does not have outstanding (i) any subscriptions, options, warrants or similar rights to acquire Capital Stock from it, (ii) any securities that are convertible into or exchangeable for its Capital Stock, (iii) any equity appreciation, phantom stock, profit participation or similar rights, (iv) any obligation to redeem, purchase, convert or exchange any of its Capital Stock. There are no outstanding shareholders’ agreements, voting agreements, voting trusts or other agreements or rights with respect to the voting or transfer of any Capital Stock of the Company which will survive the Closing. The Company does not own any Capital Stock or other securities of any Person. Section 4.3 Authorization of Agreement. Each of Seller, Logistics and the Company has all requisite power and authority to execute and deliver this Agreement, and to perform fully its obligations hereunder. The execution, delivery and performance by Seller, Logistics and the Company of this Agreement has been duly authorized by all necessary limited liability company or corporate action on the part of Seller, Logistics and the Company, as applicable. This Agreement has been duly executed and delivered by Seller, Logistics and the Company, and assuming the due authorization, execution and delivery by each other Party, is Enforceable against Seller, Logistics and the Company. No vote, consent or approval of the stockholders of Seller or Logistics is required under applicable Law, Seller’s or Logistics’ organizational documents, or under any Contract between Seller and any stockholder of Seller, or between Logistics and any shareholder of Logistics, to authorize or approve this Agreement, the Transaction Documents or the transactions contemplated hereunder. Section 4.4 No Violations; No Consents. 8

(a) The execution, delivery and performance by Seller, Logistics and the Company of this Agreement does not, and the consummation by Seller, Logistics and the Company of the Transaction will not, (i) violate or conflict with the Constituent Documents of Seller, Logistics or the Company; (ii) assuming all consents, waivers, approvals, Orders or authorizations described in Section 4.4(b) are obtained, violate or conflict with any Law or Order applicable to Seller, Logistics or the Company, or (iii) except as set forth on Schedule 4.4(a), violate, conflict with, result in a breach of, constitute a default under or result in the acceleration of, require any consent, waiver, or approval under, give rise to any right of any party to terminate, or give rise to any right to accelerate any right or obligation with respect to any material Permit or Material Contract. (b) The execution, delivery and performance by Seller, Logistics and the Company of this Agreement does not, and the consummation by Seller, Logistics and the Company of the Transaction will not, require any consent, waiver, approval, Order or authorization of, or filing with or notification to any Governmental Authority, except for those (i) listed on Schedule 4.4(b), or (ii) required under applicable Antitrust Laws. Section 4.5 Brokers. Except for Piper Jaffray, all Liabilities with respect to the fees and expenses of whom will be included as Company Transaction Expenses hereunder, no Person has acted directly or indirectly as a broker, finder or financial advisor for Seller, Logistics or the Company in connection with the negotiation, execution or delivery of this Agreement or the Transaction, and no Person is entitled to any fee, commission or like payment in respect thereof from the Company or Purchaser based in any way on any agreement, arrangement or understanding made by or on behalf of Seller or Logistics. Section 4.6 Financial Statements. (a) Attached as Schedule 4.6(a) are copies of (i) the unaudited statement of income of the Business as of December 31, 2017 (“Year End Financial Statements”), and (ii) the Interim Balance Sheet and the related statement of income for the seven (7)-month period ending July 31, 2018 (the “Interim Financial Statements” and together with the Year-End Financial Statements, the “Financial Statements”). (b) The Financial Statements (i) were derived from the financial books and records of the Business (which financial books and records are true and correct in all material respects), (ii) were prepared in accordance with GAAP, consistently applied throughout the periods involved, and (iii) fairly present, in all material respects, the individual results of operations and financial position of the Business as of the respective dates and for the periods referred to in such Financial Statements (with respect to clause (ii), subject, in the case of the Interim Financial Statements, to normal recurring year-end adjustments and the absence of notes). (c) The Company and the Business do not have any material Liabilities, except for liabilities: (i) for Taxes, assessments or other claims by a Governmental Authority not yet delinquent or the amount or validity of which is being contested in good faith by appropriate proceedings and for which appropriate reserves have been established on the Interim Balance Sheet; (ii) reflected or reserved against on the Interim Balance Sheet; (iii) incurred after the Interim Balance Sheet Date in the Ordinary Course (none of which is a liability for breach of contract, tort, 9 misappropriation, or infringement or a claim or lawsuit or environmental liability); (iv) contemplated by this Agreement or any other Transaction Document; (v) the Excluded Liabilities; or (vi) as set forth on Schedule 4.6(c). Section 4.7 Absence of Changes. Since December 31, 2017, (i) the Company and the Business have been operated in the Ordinary Course, (ii) there has not been any Material Adverse Effect, and (iii) neither the Seller, Logistics nor the Company has taken any act or omission that, if taken between the date hereof and the Closing Date, would have been required to have been disclosed on Schedule 6.2(b). Section 4.8 Taxes. Neither Seller nor Logistics makes any representation in this Section 4.8 with respect to the availability for use in any Post-Closing Tax Period (or portion of a Straddle Period beginning after the Closing Date) of any Tax attribute (including a net operating loss) or Tax credit of the Company. Neither Seller nor Logistics makes any representation in this Section 4.8 (other than the representations contained in Section 4.8(f), (g), (h), (i), (n), (o) and (r) with respect to any Taxes payable by the Company or with respect to any Purchased Assets in any Post- Closing Tax Period (or portion of a Straddle Period beginning after the Closing Date). (a) Except as set forth on Schedule 4.8(a), all Tax Returns required to be filed by or with respect to the Company or the Purchased Assets have been timely filed (taking into account extensions of time to file) and all such Tax Returns are complete and accurate in all material respects; (b) Except as set forth on Schedule 4.8(b), all Taxes due and payable with respect to the Company or with respect to the Purchased Assets or the Business (or payable pursuant to any assessments with respect to such Tax Returns) have been timely paid; (c) Except as set forth on Schedule 4.8(c), there is no material Action or re- assessment pending with respect to Taxes of the Company or relating to the Purchased Assets or the Business; (d) All amounts of Taxes required to be withheld or collected by the Company or with respect to the Purchased Assets or the Business, including from employee salaries, wages and other compensation and from any creditor, stockholder or other third party, have been collected or withheld and timely paid to the appropriate Governmental Authorities; (e) There are no outstanding agreements or waivers to extend the period of limitations for the assessment or collection of any Taxes of the Company; (f) The Company is not bound by any Tax sharing or Tax allocation agreement or similar agreement or arrangement, other than any agreement entered into in the Ordinary Course that is not primarily related to Taxes but which typically includes in that type of contract Tax sharing responsibilities (such as paying real estate Taxes in leases or grossing up for withholding Taxes in a credit agreement) (any such agreement or arrangement, a “Tax Sharing Agreement”) and none of the Purchased Assets includes a Tax Sharing Agreement; 10

(g) The consummation of the transactions contemplated by this Agreement (whether alone or together with any other event) will not result in the inability of Purchaser to deduct any “excess parachute payment,” as defined in Section 280G(b)(1) of the Code; (h) The Company does not have any obligation to “gross-up” or otherwise indemnify any individual for the imposition of the excise tax under Section 4999 of the Code or under Section 409A of the Code; (i) Each arrangement subject to Section 409A of the Code (if any) is in compliance in all respects therewith such that no Taxes or interest will be due and owing with respect to any such arrangement; (j) There are no Liens for Taxes on any of the assets or properties of the Company or the Purchased Assets, other than Permitted Liens; and (k) At no time in the 60 month period preceding the Closing Date was more than 50% of the fair market value of any share of the Company derived directly or indirectly (other than through a corporation, partnership or trust the shares or interests in which were not themselves taxable Canadian property (as defined in the Tax Act) from one or any combination of real or immovable property situated in Canada, Canadian resource properties, timber resource properties options in respect of, or interest in, or for civil law rights in, any such property, whether or not the property exists (as each such term is interpreted for the purposes of the definition of taxable Canadian property in the Tax Act). (l) The Company, Logistics and the Seller with respect to the Purchased Assets and Business has properly (i) collected and remitted sales, use, valued added and similar applicable Taxes with respect to sales made or services provided to its customers and (ii) for all sales or provision of services that are exempt from sales, use, valued added and similar Taxes and that were made without charging or remitting sales, use, valued added or similar applicable Taxes, received and retained any appropriate Tax exemption certificates and other documentation qualifying such sale or provision of services as exempt. (m) The Company has not, either directly or indirectly, transferred property to or acquired property from a Person with whom the Company was not dealing at arm’s length (as that term is understood for purposes of the Tax Act) for consideration other than consideration equal to the fair market value of the property at the time of the disposition or acquisition thereof. The Company has complied in all material respects with the intercompany transfer pricing provisions of each applicable Law relating to Taxes, including the contemporaneous documentation and disclosure requirements thereunder. (n) There are no circumstances existing, or that have existed, which could result, or have resulted in the application to the Company of sections 78 and 80 to 80.04 of the Tax Act or any analogous provision of any comparable Law of any other applicable jurisdiction. (o) The Company has not claimed nor will it claim any reserve under any provision of the Tax Act or any other applicable Law, except in accordance with applicable Law and only to the extent that the Company has recognized an equivalent deferred revenue or similar reserve for accounting purposes that is reflected in the Closing Statement. 11

(p) The Company, and the Seller and Logistics with respect to the Purchased Assets and the Business, have correctly classified these individuals performing services as common law employees, leased employees, independent contractors or agents. (q) The Company is treated as a “controlled foreign corporation” within meaning of Code Section 957 for U.S. federal income tax purposes. (r) Since December 31, 2017, except as set forth on Schedule 4.8(r), the Company has not made or changed any Tax election, filed any amended Tax Return, entered into any closing agreement, settled any material Tax claim or assessment, surrendered any right to claim a refund of Taxes, consented to any extension or waiver of the limitation period applicable to any Tax claim or assessment, incurred any liability for Taxes outside the ordinary course of business, failed to pay any Tax that becomes due and payable (including any estimated tax payments), prepared or filed any Tax Return in a manner inconsistent with past practice, or adopted or changed any Tax accounting method. Section 4.9 Sufficiency of Assets; Ownership and Condition of Assets. (a) Except as disclosed on Schedule 4.9(a), the Purchased Assets and the services and rights to be provided to the Purchaser, any of its Affiliates and/or the Business pursuant to the Transition Services Agreement will be adequate to operate and conduct the Business immediately following the Closing in all material respects as conducted by Seller and Logistics during the twelve-month period immediately preceding the Closing Date. Without limiting the generality of the foregoing, except as set forth on Schedule 4.9(a), (i) the Business Employees constitute all personnel who are engaged in or necessary to the conduct the Business and are adequate to conduct the Business immediately following the Closing in all material respects as conducted by Seller and Logistics and the Company during the twelve-month period immediately preceding the Closing Date, (ii) neither Seller, Logistics nor any of their respective Affiliates (other than the Company) owns or licenses any material Intellectual Property used in or necessary for the operation of the Business (other than the Purchased Assets), and (iii) neither Seller, Logistics nor any of their respective Affiliates (other than the Company) owns or leases any real property used or intended to be used in, or otherwise related to, the Business (other than the Purchased Assets), in each case, except for personnel, Intellectual Property, services and rights to be provided to the Purchaser, any of its Affiliates and/or the Business pursuant to the Transition Services Agreement. (b) Except as disclosed on Schedule 4.9(b), each of Seller, Logistics and the Company has, as applicable, sole and exclusive and good title to, or, in the case of property held under a lease or other Contract, a sole and exclusive, enforceable license or leasehold interest in, or adequate rights to use, all of its material tangible and intangible properties, rights and assets reflected in the Interim Balance Sheet that are Purchased Assets or acquired after the date of the Interim Balance Sheet that are Purchased Assets, except for inventory that has been sold or otherwise disposed of in the Ordinary Course since such date. (c) Except as disclosed on Schedule 4.9(c), none of the material assets is subject to any Lien other than a Permitted Lien. Except as set forth on Schedule 4.9(c), all of the material fixtures and other material improvements to the Leased Real Property and all of the 12 material tangible personal property (i) are in all material respects adequate and suitable for their present uses, (ii) are in good working order, operating condition and state of repair (ordinary wear and tear excepted), and (iii) have been maintained in all material respects in accordance with normal industry practice. Section 4.10 Real Property. (a) The Company does not own and has never owned any real property, and none of the Purchased Assets constitutes owned real property. (b) Schedule 4.10(b) lists (i) the street address of all of the real property leased, subleased or licensed to the Company or to Seller that constitutes a Purchased Asset (the “Leased Real Property”), and (ii) each Contract under which such Leased Real Property is occupied or used by the Company or Seller, including the right to all security deposits and other amounts and instruments deposited by or on behalf of Seller thereunder (together with all amendments, extensions, renewals, guaranties and other agreements with respect thereto, the “Real Property Leases”), together with the date and name of the parties to each such Real Property Lease document. Each Real Property Lease is in full force and effect and is Enforceable against each of the Company or Seller, as applicable, and, to the Knowledge of Seller, each other party thereto. Neither Seller nor the Company, or to the Knowledge of Seller, any other party thereto, is in breach or violation of, in any material respect, any Real Property Lease. Except as set forth on Schedule 4.10(b), the Seller’s or the Company’s, as applicable, possession and quiet enjoyment of the Leased Real Property under each Real Property Lease has not been disturbed, and to the Knowledge of Seller, there are no disputes with respect to any Real Property Lease. Except as set forth on Schedule 4.10(b), neither Seller nor the Company has subleased, licensed or otherwise granted any Person the right to use or occupy any Leased Real Property or any portion thereof. Neither Seller nor the Company has collaterally assigned or granted any other security interest in any Real Property Lease or any interest therein. The Leased Real Property comprises all of the real property intended to be used in the Business. Except as set forth on Schedule 4.10(b), all buildings, structures, improvements, fixtures, building systems and equipment, and all components thereof, included in the Leased Real Property are in good condition and repair (ordinary wear and tear excepted), free of any structural deficiencies or latent defects, and sufficient for the operation of the Business. Section 4.11 Intellectual Property. (a) Except as set forth on Schedule 4.11(a)(i), and except for personnel, Intellectual Property, services and rights to be provided to the Purchaser, any of its Affiliates and/or the Business pursuant to the Transition Services Agreement, all material Intellectual Property currently used or held for use by the Company or the Business consists solely of items and rights that are (i) owned, directly or indirectly, by the Company or Seller, (ii) in the public domain, or (iii) Third Party Intellectual Property held or used by the Company or Seller pursuant to an Enforceable license or other Contract and all such Intellectual Property shall be owned or available for use by the Purchaser and the Company immediately after the Closing on terms and conditions identical to those under which the Business owned or used such Intellectual Property immediately prior to the Closing. Schedule 4.11(a) lists all registered Intellectual Property (including domain names) that is (i) owned by the Company or (ii) owned by Seller and that is a Purchased Asset. 13

The Company or Seller is the sole and exclusive owner of all right, title, and interest in and to (i) all Intellectual Property owned or purported to be owned by the Company and (ii) owned or purported to be owned by Seller and that is a Purchased Asset. (b) (i) None of the Intellectual Property owned or used by the Company or which is a Purchased Asset is invalid or unenforceable; (ii) there are no Actions pending, or to the Knowledge of Seller, threatened (A) against the Business with regard to any Intellectual Property owned by the Company or Seller, or (B) with regard to or any Intellectual Property that is a Purchased Asset, including any allegation that the Business has infringed, misappropriated, or violated any Intellectual Property of any other Person; (iii) there are no unsolicited demands from a third party that the Business license any Intellectual Property; (iv) neither the Company nor the Business has, as previously conducted since January 1, 2015 infringed, misappropriated, or violated, and, as currently conducted, does not infringe, misappropriate or violate the Intellectual Property of any other Person; and (v) except as set forth on Schedule 4.11(b), to the Knowledge of Seller, no Person is infringing upon, misappropriating, or violating any Intellectual Property of the Company or any Intellectual Property that is a Purchased Asset. (c) Seller and the Company have taken steps reasonable under the circumstances to maintain and protect all of the material owned Intellectual Property of the Business. Each current senior management employee of the Business who has developed any material Intellectual Property for the Business that was intended to be owned by the Business has entered into a valid and enforceable written Intellectual Property assignment agreement with the Seller or Company, as applicable, assigning such Intellectual Property created by such Person within the scope of such Person’s duties to the Seller or Company, respectively, prohibiting such Person from using or disclosing the trade secrets or confidential information of the Business or has assigned such Intellectual Property to Seller or Company by operation of law. Since August 8, 2016, no independent contractor has developed material Intellectual Property for the Business. To the Knowledge of Seller, no such current senior management employee of the Business is in violation of such agreement. (d) With respect to data collection, use, privacy, protection, and security, the operation of the Business has complied with all applicable Laws, all industry standards (including the Payment Card Industry Data Security Standard) or requirements applicable to the conduct of the Business, and all of the internal or customer-facing policies of the Business, respectively. Except as set forth on Schedule 4.11(d), in the last three (3) years, the Business has not experienced any incident in which confidential or sensitive information, payment card data, personally identifiable information, or other protected information relating to individuals was or may have been stolen or improperly accessed, including any breach of security and neither Seller nor the Company has received any written notices or complaints from any Person with respect thereto. (e) Seller and the Company use commercially reasonable efforts to protect the confidentiality, integrity and security of the Computer Systems used in the operation of the Business from any unauthorized use, access, interruption, or modification. Such Computer Systems (i) are sufficient for the immediate needs of the Business, including as to capacity, scalability and ability to process current peak volumes in a timely manner, and (ii) are in sufficiently good working condition to effectively perform all information technology operations and include a sufficient number of license seats for all Software as necessary for the operation of 14 the Business. Except as set forth on Schedule 4.11(e), in the last three (3) years, there have been no unauthorized intrusions, failures, breakdowns, continued substandard performance, or other adverse events affecting any such Computer Systems that have caused any substantial disruption of or interruption in or to the use of such Computer Systems. (f) Except as set forth on Schedule 4.11(f) and the Intellectual Property provided pursuant to the Transition Services Agreement, neither Seller nor any of its Affiliates (other than the Company) own any Intellectual Property used in the operation of the Business. Section 4.12 Material Contracts. (a) Schedule 4.12 sets forth a true, complete and correct list of each of the following categories of Contracts (i) to which the Company is party or by which its assets, rights and properties are bound or (ii) that constitute Purchased Assets: (i) Contracts for, or setting forth the terms or conditions relating to, the employment or engagement or termination of employment or engagement of any officer, consultant or Business Employee whose base annual compensation (excluding bonus or commission) is in excess of $100,000 (other than agreements or offer letters that do not deviate in any material respect from the form employment agreement or offer letter provided to Purchaser which do not provide for payment of severance) or that provides for severance or loans (other than advances in the Ordinary Course) (collectively, “Individual Agreements”); (ii) collective bargaining agreements or other Contracts with any labor union, labor organization, works council or group of employees covering any Business Employees (each a “CBA”); (iii) Contracts with any Governmental Authority; (iv) Contracts that are settlement, conciliation or similar agreements with any Person or pursuant to which the Business, the Company or the Purchased Assets will have any material outstanding obligation after the date of this Agreement; (v) Contracts relating to any franchise, distributorship or sales agency agreement involving annual payments in excess of $100,000; (vi) Contracts with (A) any Material Supplier, (B) any Material Customer, or (C) for the purchase, sale, supply or provision of materials, supplies, services or merchandise with outstanding annual obligations in excess of $1,000,000, other than purchase orders entered into in the Ordinary Course; (vii) Contracts whereby the Company, Logistics or Seller (solely in connection with the Business or the Purchased Assets) leases an item of machinery, equipment or other tangible personal property from any Person that has an annual payment due to the third-party lessor in excess of $100,000; 15

(viii) Contracts evidencing or creating (A) any Debt of the Company, or (B) Lien (other than a Permitted Lien) on any Purchased Asset, asset or property owned or used by the Company; (ix) Contracts to (A) loan money or extend credit to any other Person, other than the extension of trade credit in the Ordinary Course, or (B) act as a guarantor or surety of the obligations of any other Person; (x) Contracts relating to the acquisition or disposition of any assets in excess of $250,000 in the aggregate for which the Seller, Logistics or the Company has any outstanding obligations, other than those relating to the sale or purchase or inventory in the Ordinary Course or the sale or acquisition of any company, business or line of business; (xi) Contracts restricting or purporting to restrict the Company’ rights to compete with any Person or in any geographic area, engage in any line of business, or hire or solicit any key Person as an employee, consultant or independent contractor; (xii) Contracts relating to any partnership, joint venture or comparable arrangement involving the sharing of profits or losses; (xiii) Contracts to make any capital expenditure or to purchase a capital asset with remaining obligations in excess of $100,000, individually or in the aggregate, other than capital expenditures contemplated by the capital expense budget attached hereto as Exhibit A (the “CapEx Budget”); (xiv) any Shared Contract; (xv) Contracts relating to (A) the licensing of material Intellectual Property (whether as licensee or licensor), (B) the ownership, development, or use of any material Intellectual Property owned by the Company or owned by the Seller that is a Purchased Asset, and (C) the ability to use, enforce, or disclose any material Intellectual Property in connection with the resolution of any claim or dispute related to Intellectual Property owned by the Company or owned by the Seller that is a Purchased Asset, such as consent-to-use, concurrent use, or settlement agreements (excluding in each case of (A), (B), and (C), (1) licenses for unmodified, commercial off the shelf Software that are generally available on nondiscriminatory pricing terms with an aggregate license fee of less than $100,000), (2) non-exclusive licenses granted to customers and contractors of the Business in the Ordinary Course, (3) Contracts relating to Software used in connection with both the Business and Seller’s retained business, and (4) non-exclusive licenses granted pursuant to Contracts where the license grant is incidental to, and is not the primary purpose of, the Contract; (xvi) Contracts involving acquisitions or dispositions (in each case whether by merger, purchase or sale of assets or stock or otherwise) by Seller or Logistics with respect to the Business or the Company of any company (or all or substantially all of its assets), business or line of business, (A) entered into since January 1, 2015 for consideration in excess of $250,000 and (B) as to which Seller or 16

Logistics (with respect to the Business) or the Company has any continuing indemnification or financial obligations or rights or any other material obligation or rights; (xvii) Contracts providing for any Change of Control Payment; and (xviii) Contracts between the Company on the one hand, and Seller or Logistics or any controlling Affiliate of Seller or Logistics, on the other hand (each, an “Affiliate Contract” and together with the Real Property Leases and the Contracts referred to in clauses (i) through (xviii) being, collectively, the “Material Contracts”). (b) Seller has made available to Purchaser true and complete copies of each Material Contract, including all amendments or supplements with respect thereto (or, in the case of an oral contract, a written summary of the material terms thereof). Each Material Contract is in full force and effect and is Enforceable against Seller, Logistics or the Company party thereto, as applicable, and to the Knowledge of Seller, each other party thereto. Except as set forth on Schedule 4.12(b), neither the Company nor Seller nor Logistics, or to the Knowledge of Seller, any other party thereto, is in default or violation of, in any material respect, under any Material Contract, and no event has occurred event has occurred or circumstance exists which, with the delivery of notice, the passage of time or both, would constitute such a breach or default. Section 4.13 Litigation. Schedule 4.13 lists all Actions that since January 1, 2015 have been pending, or to the Knowledge of Seller, threatened related to the Business, the Purchased Assets or the Company. There is no Action pending or, to the Knowledge of Seller, threatened against Seller, Logistics, the Business, the Company or the Purchased Assets that challenges, or questions the validity of any Transaction Document or any action taken or to be taken by Seller, Logistics or their respective controlling Affiliates in connection with, or which seeks to enjoin or obtain monetary damages in respect of, the consummation of the Transaction. Except as set forth on Schedule 4.13, the Company, the Business and the Purchased Assets are not, and since January 1, 2015 have not been, subject to any Order. Section 4.14 Compliance with Laws; Permits. (a) Except as set forth on Schedule 4.14(a), the Company, the Purchased Assets and the Business are being, and since January 1, 2015 have been, operated in compliance with all applicable Laws and Permits of or from Governmental Authorities. (b) Seller, Logistics and the Company have obtained all material Permits required for the conduct of the Business, each of which is listed on Schedule 4.14(b), and such material Permits are valid and in full force and effect. Section 4.15 Employee Benefits. (a) Schedule 4.15(a)(i) sets forth a true and correct list of all Seller Employee Benefit Plans and separately identifies each such Seller Employee Benefit Plan that is sponsored or maintained by the Company (each a “Company Employee Benefit Plan”). For purposes of this Agreement, “Seller Employee Benefit Plan” means each employee benefit plan (as defined in Section 3(3) of ERISA, whether or not subject to ERISA), and all other employee benefit plans or 17 compensation plans, arrangements or agreements that are sponsored or maintained by Seller, the Company, or any other Selling Employer (or any of their respective Subsidiaries or Affiliates), or under which or with respect to which Seller, the Company, or any other Selling Employer (or any of their respective Subsidiaries or Affiliates) contributes or is obligated to contribute, or may have any Liability contingent or otherwise, in any such case, for the benefit of Business Employees, or Former Business Employees, including supplemental unemployment benefit incentive, profit sharing, pension, retirement, savings, stock option, stock purchase, stock appreciation, health, welfare, medical, dental, life insurance, employment, retention, change-in-control, severance, disability, fringe benefit, deferred compensation, bonus or other incentive compensation and stock option, purchase or other equity based plans, agreements and arrangements, but excluding (i) payroll practices, and (ii) plans, agreements and arrangements that are mandated by Law and maintained by Governmental Authorities. (b) True, current and correct copies of the Seller Employee Benefit Plans and all related plan documentation, including plan amendments and the most recent plan summaries and employee handbooks relating thereto, if any, and the Individual Agreements, including all amendments or supplements thereto; (ii) with respect to each Seller Employee Benefit Plan that is intended to meet the requirements under Section 401(a) of the Code, a true and complete copy of the latest IRS determination letter or prototype opinion letter; and (iii) with respect to each Company Employee Benefit Plan, the plan document, summary plan description, any related trust agreement, insurance policy or funding arrangement, and any non-routine correspondence with any Governmental Authority have been made available by Seller to Purchaser prior to the date of this Agreement. (c) Except as set forth on Schedule 4.15(c), neither the execution of this Agreement nor the consummation of the Transaction will (i) entitle any Business Employee to any increase in any compensation, severance, or benefits (including any cash or equity award or benefit or severance benefit), or (ii) accelerate the time at which any compensation, benefits or award may become payable, vested or required to be funded in respect of any Business Employee. (d) No Seller Employee Benefit Plan is or is intended to be a “registered pension plan” or a “retirement compensation arrangement” as such terms are defined in the Tax Act. (e) None of the Seller Employee Benefit Plans provide for retiree benefits or post-termination benefits for Business Employees or Former Business Employees or to the beneficiaries or dependents of Business Employees or Former Business Employees. (f) Each Company Employee Benefit Plan and, to the extent any noncompliance could result in Liability to the Company, each Seller Employee Benefit Plan has been established, administered, funded and maintained, in form and operation, in all material respects in accordance with its terms and in compliance in all respects with applicable Laws, rules and regulations. No Actions, claims, disputes or investigations with respect to the Company Employee Benefit Plans or, to the extent as could result in Liability to the Company, any Seller Employee Benefit Plans (other than routine claims for benefits) are pending or, to the Knowledge of the Seller, threatened. With respect to each of the Company Employee Benefit Plans or, to the extent as could result in Liability to the Company, each Seller Employee Benefit Plan, all required 18 contributions, reimbursements, premiums, payments and accruals have been made on a timely basis and in accordance with the terms of such Seller Employee Benefit Plans and applicable Laws or, to the extent not yet due, properly accrued. Each Seller Employee Benefit Plan that is intended to meet the requirements of a “qualified plan” under Code Section 401(a) is so qualified and has received a favorable determination letter or can rely on an opinion letter as to its qualification and, to the Knowledge of Seller, nothing has occurred that could reasonably be expected to cause the loss of such qualification. Each Seller Employee Benefit Plan that is intended or required to be registered or approved by a Governmental Authority has been so registered or approved and nothing has occurred since such registration or approval that would adversely affect such registration or approval. The level of reserves under each Company Employee Benefit Plan is reasonable and sufficient to provide for all incurred but unreported claims. (g) No Seller Employee Benefit Plan is and the Company does not sponsor, maintain, contribute to, is not required to contribute to nor has any Liability with respect to or under: (i) a defined benefit pension plan or any other plan that is or was subject to Title IV of ERISA or to the funding requirements of Code Section 412 or Section 302 of ERISA, (ii) a multiemployer plan (as defined in Section 3(37) of ERISA), (iii) a multiple employer plan (within the meaning of Section 413(c) of the Code), or (iv) a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA). The Company does not have any Liability by reason of at any time being considered a single employer under Section 414 of the Code with any other Person. No Seller Employee Benefit Plan provides (or could require the Company or Purchaser to provide) post-employment welfare benefits other than coverage mandated by Section 4980B of the Code or other applicable state continuation coverage law for which the covered individual pays the full cost of coverage. (h) Only Business Employees or Former Business Employees (or any spouses, dependents, survivors or beneficiaries of any such Business Employees or Former Business Employees) are entitled to participate in the Company Employee Benefit Plans and no entity other than the Company is a participating employer under any Company Employee Benefit Plan. Section 4.16 Labor. (a) None of the Selling Employers (with respect to any Business Employees), the Company, the Purchased Assets or the Business are a party to, bound by, or otherwise subject to, any CBA; there are no CBAs or any other labor-related agreements or arrangements that pertain to any of the Business Employees with respect to employment with any Selling Employer or the Company; and no Business Employees are represented by any labor union, works council, or other labor organization with respect to their employment with any Selling Employer or the Company. (b) There are no, and there have not, since January 1, 2015, been any, strikes, work stoppages, picking, handbilling, slowdowns, lockouts, labor grievances or labor arbitrations involving any Business Employee or Former Business Employee or against or affecting the Selling Employers (with respect to any Business Employees or Former Business Employee), the Company, the Purchased Assets or the Business. There are no, and there have not, since January 1, 2015, been any, (i) material grievances, unfair labor practice charges or other material labor disputes or Actions pending or, to the Knowledge of Seller, threatened against or involving the Selling Employers (with respect to any Business Employees or Former Business Employees), the 19

Company, the Purchased Assets or the Business. To the Knowledge of Seller, since January 1, 2015, there have been no labor organizing activities with respect to any Business Employees or Former Business Employees. (c) Except as set forth on Schedule 4.16(c), the Selling Employers (with respect to any Business Employees or Former Business Employees), the Company, the Purchased Assets and the Business are, and since January 1, 2015 have been, in compliance, in all material respects, with all Laws and Orders respecting labor, employment and employment practices related to the Business, including all such Laws and Orders relating to terms and conditions of employment, wages and hours (including the classification of independent contractors and exempt and non-exempt employees), collective bargaining, employment discrimination, immigration, pay equity, disability rights or benefits, civil rights, equal opportunity, affirmative action plans and affirmative action plan requirements, plant closures and layoffs (including the WARN Act), labor relations, employee leave issues, occupational safety and health, unemployment insurance, and workers’ compensation. (d) Since January 1, 2015, no labor organization has made a demand or filed an application for certification against any Selling Employer or the Company for recognition with respect to representation of any Business Employee or Former Business Employee or group of Business Employees or Former Business Employees; and there are no certification or representation proceedings or written petitions seeking a representation proceeding presently pending against any Selling Employer or the Company involving any Business Employee or, to the Knowledge of Seller, threatened in writing or, to the Knowledge of Seller, orally, to be brought or filed against any Selling Employer or the Company with a labor relations tribunal. In particular, no trade union has applied to have any Selling Employer or the Company declared a related employer pursuant to the Labour Relations Act (Ontario) or any similar legislation in any jurisdiction in which the Company carries on business. (e) Each Selling Employer (with respect to any Business Employees), the Company, the Purchased Assets and the Business have no material Liability not reflected or reserved against in the Financial Statements for (i) any unpaid wages, salaries, wage premiums, commissions, bonuses, fees, and other compensation and/or (ii) any fines, Taxes, interest, or other penalties for any failure to pay or delinquency in paying such compensation. (f) To the Knowledge of Seller and except as set forth on Schedule 4.16(f), no Person is in any respect in violation or breach of any term of any employment agreement, nondisclosure agreement, noncompetition agreement, restrictive covenant, fiduciary duty, or similar obligation: (i) to the Company, the Purchased Assets or the Business or (ii) with respect to any Business Employee, Former Business Employee, independent contractor or temporary employee providing services to the Business or the Company, to any third party with respect to such person’s right to be employed or engaged by any Selling Employer or the Company or to the knowledge or use of trade secrets or proprietary information. (g) To the Knowledge of Seller, no Business Employee intends to not accept employment with, or terminate his or her employment with, Purchaser or its Affiliates (including the Company). 20

(h) The Company does not employ any individuals who spend less than substantially all of their working time in connection with such employment providing services to the Business, and all employees of the Selling Employers or the Company listed on Schedule 13.1(a) spend substantially all of their working time in connection with such employment providing services to the Business. (i) There are no outstanding assessments, penalties, fines, liens, charges, surcharges, or other amounts due or owing pursuant to any workplace safety and insurance/workers’ compensation legislation in respect of the Selling Employers or the Company and neither the Selling Employers nor the Company have been reassessed in any material respect under such legislation during the past three (3) years. (j) The Selling Employers and the Company have provided to the Purchaser all orders and inspection reports under applicable occupational health and safety legislation (“OHSA”) relating to the Business. The Selling Employers and the Company have complied in all material respects with any orders issued under OHSA in respect of the Business and there are no appeals of any orders under OHSA currently outstanding. Section 4.17 Environmental Matters. Except as set forth on Schedule 4.17, (a) the Company, the Purchased Assets and the Business are and, since January 1, 2015, have been in compliance in all material respects with all Environmental Laws; (b) Seller, Logistics and the Company have obtained and, since January 1, 2015 have been in compliance in all material respects with all Permits required under Environmental Laws for the conduct of the Business as it is currently being conducted as of the Closing Date and the operation of any Leased Real Property; (c) since January 1, 2015 (or earlier if unresolved), none of Seller, Logistics or the Company has received any written notice or demand letter from any Governmental Authority or any other person indicating that Seller, Logistics or the Company may be in material violation of, or have material liability under, any Environmental Law in connection with the ownership or operation of the Business or the Purchased Assets; (d) there are no Actions pending or, to the Knowledge of Seller, threatened in writing against Seller, Logistics or the Company relating to any material violation, or alleged material violation, of or material liability under any Environmental Law in connection with the operation of the Business or relating to the Purchased Assets; (e) the Company, Logistics and Seller, with respect to the Business and the Purchased Assets, have not handled, treated, stored, disposed or arranged for the disposal of, transported, released or exposed any Person to, or owned or operated any property or facility that has been contaminated by, any Hazardous Substances, in each case so as to give rise to material liability to the Company under Environmental Law; (f) the Company, Logistics and Seller, with respect to the Business or the Purchased Assets, have not assumed, undertaken or otherwise become subject to any material liability of any other Person or provided any indemnity with respect to any material liability, in each case relating to Environmental Laws; (g) neither this Agreement nor the consummation of the transactions contemplated by this Agreement will result in any material obligations on the part of the Seller, Logistics or the Company for site investigation or cleanup pursuant to any Environmental Law or notification to or consent of any Governmental Authority or third party other than for any Permit transfer or amendment; and (h) Seller, Logistics and the Company have furnished to Purchaser environmental, health and safety reports, environmental audits and site assessments and other material documents that address currently unresolved and material environmental, health, or safety 21 matters, in each case relating to the Company, the Business or the Purchased Assets and in their possession or control. Section 4.18 Customers and Suppliers. Schedule 4.18(a) sets forth a list of the ten (10) largest customers (such customers, the “Material Customers”) and ten (10) largest suppliers (such suppliers, the “Material Suppliers”) to the Business during the twelve (12) month period ended June 30, 2018, on the basis of revenues generated or expenditures made, as applicable during such period. Since January 1, 2018 and except as set forth on Schedule 4.18(b), none of the Material Customers or Material Suppliers set forth on Schedule 4.18(a) has canceled, terminated or materially and adversely modified or, to the Knowledge of Seller, threatened in writing (or, to the Knowledge of Seller, orally) to cancel, terminate or materially and adversely modify, its relationship with the Company, Logistics or the Seller with respect to the Business. Section 4.19 Insurance. Schedule 4.19 sets forth an accurate and complete list of all insurance policies providing coverage with respect to the Company or any Purchased Assets or any of their employees, officers or directors of the Business (or equivalent) have been insured since January 1, 2017 (the “Liability Policies”) and any such current policies (the “Current Liability Policies”), including any such Liability Policies with respect to which the Company is the policyholder (each, a “Company Policy”), and their respective expiration dates. The list includes for each Liability Policy the type of policy, form of coverage, policy number and name of insurer. Schedule 4.19 describes any funded self-insurance arrangements affecting the Company, Logistics and the Seller with respect to the Purchased Assets and Business. For each of the Current Liability Policies, (i) no pre-closing limits have been exhausted, (ii) all premiums have been paid when due, (iii) to the Knowledge of the Seller, each fact, circumstance, or occurrence that may give rise to a claim has been reported to the appropriate insurance carrier, and (iv) no insurance carrier has issued a reservation of rights with regard to any claims disclosed. The Company, Logistics and the Seller with respect to the Purchased Assets and Business has all insurance coverage required by the terms of any Contracts to which the Company is a party and each Contract that is a Purchased Asset. Section 4.20 Affiliated Persons Transactions. Except as set forth on Schedule 4.20, no Affiliate of Seller or Logistics or, to the Knowledge of Seller, no officer or director of Seller or Logistics or the Company and no parent, child, sibling, spouse or other immediate family member of any such officer or director (each, a “Affiliated Person”), owns directly or indirectly (other than through any equity interest in the Seller) in whole or in part, or has any direct or indirect interest in, any Purchased Asset or the Company; (b) has any claim or cause of action against the Company, Logistics or the Seller with respect to the Purchased Assets or the Business; or (c) is party to any Affiliate Contract. Section 4.21 International Trade and Anti-Corruption Matters. (a) None of the Company, Logistics or the Seller, with respect to the Purchased Assets and Business, nor any of their respective officers, directors or employees, nor to the Knowledge of Seller, any agent or other third party representative acting on behalf of the Company, Logistics and the Seller (with respect to the Purchased Assets and Business) (x) is currently, or has 22 been since January 1, 2017: (i) a Sanctioned Person, (ii) organized, resident or located in a Sanctioned Country, (iii) engaging in any dealings or transactions with any Sanctioned Person or in any Sanctioned Country, or (iv) otherwise in violation of applicable Trade Control Laws; or (y) has at any time (A) made any unlawful payment or given, offered, promised, or authorized or agreed to give, any money or thing of value, directly or indirectly, to any Government Official or other Person in violation of any applicable Anti-Corruption Laws, or (B) otherwise violated Anti- Corruption Laws. (b) In the last five years, none of the Company, the Seller or Logistics (with respect to the Purchased Assets and Business) has received from any Governmental Authority or any other Person any notice, inquiry, or internal or external allegation; made any voluntary or involuntary disclosure to a Governmental Authority; or conducted any internal investigation or audit concerning any actual or potential violation or wrongdoing related to Trade Control Laws or Anti-Corruption Laws. Section 4.22 Products Liability. (a) Except as set forth on Schedule 4.22(a) (and except for other Liabilities for which (i) there is a reserve that meets the standards described in the following sentence or (ii) is fully covered by a pass-thru warranty of a supplier or vendor such that none of the Company, Logistics, nor the Seller (and, following the Closing, Purchaser) shall have any Liability with respect thereto), each product distributed, sold, or delivered by the Company, Logistics or the Seller, with respect to the Business (collectively, the “Products”) is, and has been since January 1, 2015, (i) in compliance with all applicable Law, (ii) fit for the ordinary purposes for which it is intended to be used, and (iii) in conformity with any and all Contracts, express and implied warranties. None of the Company, Logistics nor the Seller, with respect to the Business, has any material Liability (and, to the Knowledge of Seller, there is no fact, situation, circumstance, condition or other basis for any present or future Action giving rise to any material Liability) for replacement or repair of any Products or other damages in connection with any Products, subject only to the reserve for product warranty claims set forth on the face of the Interim Balance Sheet, as adjusted for the passage of time and in accordance with GAAP, which reserve is adequate to address all such Liabilities. There is not currently existing any material design defect with respect to any material Product. (b) Except as set forth on Schedule 4.22(b), no Product is subject to any guaranty, warranty, or other indemnity beyond the applicable standard terms and conditions of sale or fully covered by a pass-thru warranty of a supplier or vendor such that none of the Company, Logistics nor the Seller (and, following the Closing, Purchaser) shall have any Liability with respect thereto. Since January 1, 2015 and to the Knowledge of Seller, there has not been any product recall or similar action conducted with respect to any product distributed or sold by the Company, Logistics or the Seller, with respect to the Business. (c) There is no basis for any Action alleging any defects in the Products or services provided by the Company, Logistics or the Seller, with respect to the Business, or the failure of any such Products or services to meet certain specifications. 23

Section 4.23 Disclaimers of Seller; No Other Representations or Warranties. Except as expressly set forth in this Article 4 and the corresponding sections of the Schedules or any certificate delivered hereunder, (a) Seller, any Affiliate (including Logistics and the Company) or Representative of Seller or any other Person has made or is making any representation or warranty (whether oral or written, express or implied or of any other kind of nature) on behalf of Seller, Seller’s Affiliates, the Company, the Purchased Assets or the Business, including, but not limited to, representations as to merchantability and fitness for a particular purpose, as to the accuracy or completeness of any information regarding the Purchased Stock, the Purchased Assets, the Company or the Business furnished or made available to Purchaser and Purchaser’s Affiliates and Representatives, or relating to the future or historical financial condition, results of operations, profitability, opportunities, assets or Liabilities of the Business, the Company, the Purchased Assets or Seller, Seller’s controlling Affiliates or its and their respective businesses and operations, and (b) all such other representations and warranties are hereby expressly disclaimed. Section 4.24 Investment Canada Act. Neither Seller nor entities controlled by Seller (including Logistics and the Company) provide any of the services, or engage in any of the activities of a “cultural business” within the meaning of the Investment Canada Act. ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF PURCHASER As an inducement to Seller and Logistics to enter into this Agreement and to consummate the Transaction, Purchaser hereby represents and warrants to Seller and Logistics as of the date of this Agreement and as of the Closing Date that, except for exceptions set forth on the Schedules: Section 5.1 Organization and Good Standing. Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, and has the requisite power and authority to own or lease and operate its properties and to carry on, in all material respects, its business as now being conducted. Purchaser is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the Laws of each jurisdiction (other than the jurisdiction of its organization or formation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except where the failure to be so licensed or qualified or in good standing would not reasonably be expected to have a Purchaser Material Adverse Effect. Section 5.2 Authorization of Agreement. Purchaser has all requisite power and authority to execute and deliver this Agreement and, to perform fully its obligations hereunder and to consummate the Transaction. The execution, delivery and performance by Purchaser of this Agreement, and the consummation by Purchaser of the Transaction have been, duly authorized by all necessary corporate or other action on the part of Purchaser. This Agreement has been duly executed and delivered by Purchaser, and assuming the due authorization, execution and delivery by each other Party, is Enforceable against Purchaser. Section 5.3 No Violations; Consents and Approvals. (a) The execution, delivery and performance by Purchaser of this Agreement does not, and the consummation by Purchaser of the Transaction will not, (i) violate or conflict 24 with the Constituent Documents of Purchaser; (ii) assuming all consents, waivers, approvals, Orders or authorizations described in Section 5.3(b) are obtained, violate or conflict with any Law or Order applicable to Purchaser or its Affiliates, or (iii) violate, conflict with, result in a breach of, constitute a default under or result in the acceleration of any Contract to which Purchaser or its Affiliates are parties or by which their respective assets or properties are bound, except in the case of clauses (ii) and (iii), where the violation, breach, conflict, default, or acceleration would not have a Purchaser Material Adverse Effect. (b) The execution, delivery and performance by Purchaser of this Agreement does not, and the consummation by Purchaser of the Transaction will not, require any consent, waiver, approval, Order or authorization of, or filing with or notification to any Governmental Authority, except for those (i) listed on Schedule 5.3(b), (ii) required under applicable Antitrust Laws, or (iii) consents, waivers, approvals, Orders, authorizations, filings or notifications, if not obtained or made, would not, individually or in the aggregate, have a Purchaser Material Adverse Effect. Section 5.4 Litigation. As of the date hereof, there is no Action pending or, to the knowledge of Purchaser, threatened against Purchaser or its Affiliates (i) that challenges, or questions the validity of this Agreement or any other Transaction Document or any action taken, or to be taken, by Purchaser or its Affiliates in connection with, or that seeks to enjoin or obtain monetary damages in respect of, the consummation of the Transaction, or (ii) which if adversely determined could reasonably be expected to have a Purchaser Material Adverse Effect. As of the date hereof, neither Purchaser nor its Affiliates are subject to any Order, except for regulatory decrees and Orders of general applicability to Persons conducting similar businesses in the affected jurisdiction which could not reasonably be expected to have a Purchaser Material Adverse Effect. Section 5.5 Financing. Purchaser has delivered to the Seller (i) a true and complete copy of the executed Equity Commitment Letter (including all exhibits, schedules, annexes and amendments, restatements, modifications or supplements thereto, the financing thereunder, the “Equity Financing”), and (ii) a true and complete copy of the executed Debt Commitment Letter in effect as of the date of this Agreement and each fee letter associated therewith) with the specific fee amounts and the specific “flex” provisions contained therein redacted, dated as of the date hereof (including all exhibits, schedules, annexes and amendments, restatements, modifications or supplements thereto, and, together with the Equity Commitment Letter, the “Commitment Letters”) from the Financing Sources, to provide to Purchaser, subject only to the terms and conditions therein, debt financing in an aggregate amount set forth therein for the purposes of funding payment of a portion of the amounts payable at the Closing (the “Debt Financing”, and, together with the Equity Financing, the “Financing”). As of the date hereof, (x) the Commitment Letters have not been waived, amended or modified and (y) the commitments contained in the Commitment Letters have not been withdrawn, terminated or rescinded in any respect. As of the date hereof, each of (i) the Equity Commitment Letter and (ii) the Debt Commitment Letter (with respect to any parties thereto that are not Affiliates of the Purchaser, to the knowledge of the Purchaser) is in full force and effect is the legal, valid and binding obligation of each party thereto, enforceable against each such party in accordance with is terms, subject to bankruptcy, insolvency, reorganization or similar laws of general application affecting the rights and remedies of creditors, and to general equity principles. As of the date hereof, no event has occurred which, with or without notice, lapse of time or both, would reasonably be expected to constitute a default or breach 25 on the part of Purchaser or any other party thereto, to the knowledge of the Purchaser, of any of the material terms and conditions under the Commitment Letters. As of the date hereof, and assuming satisfaction of the conditions set forth herein, Purchaser does not have any reason to believe that any of the conditions to the Financing will not be satisfied or that the Financing will not be available to Purchaser on the Closing Date. Purchaser has fully paid any and all commitment fees or other fees in connection with the Commitment Letters that are payable on or prior to the date of this Agreement. As of the date hereof, to Purchaser’s knowledge, no event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a default or breach under any of the Commitment Letters on the part of Purchaser or any other party thereto. Assuming the representations and warranties of the Company contained in this Agreement are accurate in all material respects and the Company complies with and perform in all material respects all of its agreements and covenants under this Agreement, upon the funding of the commitments (after giving effect to the “flex” provisions) contained in the Commitment Letters in accordance with their respective terms, the net proceeds from the Financing (when consummated in accordance and terms of the Commitment Letters) will be sufficient when funded for Purchaser, if the Closing occurs, to satisfy all of the payment obligations of Purchaser contemplated hereunder. Section 5.6 Solvency. Assuming (i) satisfaction of the conditions to Purchaser’s obligation to consummate the transactions as set forth herein, (ii) that each of the representations and warranties of Seller and Logistics contained herein (a) other than a Fundamental Representation, are true and correct (disregarding any materiality or Material Adverse Effect qualifications contained therein) in all respects at and as of the Closing Date, except, in each case, to the extent any such representation or warranty speaks as of a specific date, in which case such representation or warranty shall be, subject to the qualifications set forth above, true and correct at and as of such specific date, in each case, except for any such failure to be true and correct as would not reasonably be expected to have a Material Adverse Effect, and (b) that is a Fundamental Representation are true and correct in all respects at and as of the Closing Date, except for any de minimis failure to be true and correct, (iii) the Seller’s and Logistics’ compliance with their covenants and agreements contained in this Agreement, and (iv) that the Company, immediately prior to the Closing, is solvent, then, as of immediately after giving effect to all of the transactions contemplated by this Agreement, Purchaser and its Subsidiaries (including the Company) will be solvent. For purposes hereof, “solvent” means, with respect to any Person, that (a) the amount that may be realized by if the aggregate assets of such Person (including goodwill), were sold as an entirety with reasonable promptness in an arm’s-length transaction under then-present conditions for the sale of comparable business enterprises, as of such date, would exceed all of such Person’s Liabilities, contingent or otherwise, as of such date, (b) such Person will not have, or have access to, as of such date, an unreasonably small amount of capital for the business in which it is engaged or will be engaged, and (c) such Person will be able to pay its debts (whether fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured) as they become absolute and mature, in the ordinary course of business, taking into account the timing of and amounts of cash to be received by it and the timing of and amounts of cash to be payable on or in respect of its indebtedness. No transfer of property is being made and no obligation is being incurred, in each case, by such Purchaser, in connection with the Transactions with the intent to hinder, delay or defraud either present or future creditors of the Company. 26

Section 5.7 Brokers. No Person has acted directly or indirectly as a broker, finder or financial advisor for Purchaser in connection with the negotiations relating to or the Transaction, and no Person is entitled to any fee or commission or like payment in respect thereof from Seller or its Affiliates (including the Company) based in any way on agreements, arrangements or understandings made by or on behalf of Purchaser. Section 5.8 Parent Limited Guaranty. (a) Purchaser has delivered a true and complete copy of the fully executed limited guaranty, dated as of the date of this Agreement (the “Parent Limited Guaranty”), from Dunes Point Capital Fund II, LP, a Cayman Islands exempted limited partnership and Dunes Point Capital Fund II-A, LP, a Cayman Islands exempted limited partnership (collectively, “Parent”), pursuant to which Parent has guaranteed the obligations of Purchaser under Section 11.3 of this Agreement. (b) Parent has full organizational power and authority to execute and deliver the Parent Guaranty and to perform its obligations thereunder. The execution and delivery of the Parent Guaranty by Parent and the performance by Parent of its obligations thereunder have been duly authorized by all requisite organizational action. The Parent Guaranty constitutes the valid and legally binding obligation of Parent, enforceable in accordance with its terms and conditions. The Parent Guaranty has not been amended modified, withdrawn or rescinded in any respect. Section 5.9 Investment Canada Act. Purchaser is, and as of Closing will be a WTO investor/trade agreement investor that is not a state-owned enterprise, all as defined by the Investment Canada Act. Section 5.10 No Inducement or Reliance; Independent Assessment. Purchaser acknowledges and agrees that (a) none of Purchaser or Purchaser’s Representatives have been induced by or relied upon (i) any representation, warranty or statements (whether oral or written, express or implied or of any other kind or nature) by Seller, Logistics any Representative of Seller or any other Person that are not expressly set forth in the in Article 4 or any certificate delivered hereunder, (ii) any projections, financial information, or other information, documents, certificates, summaries, presentations, proposals, charts, drawings, calculations, estimates or materials whatsoever (whether written or oral, made available in any “data rooms” or in an electronic format, or in any other form) in connection with the Transaction, and (b) none of Seller, Logistics, any Representative of Seller or Logistics nor any other Person shall have or be subject to any Liability to Purchaser or any other Person resulting from such representations, warranties, or statements or the distribution to or use by Purchaser and Purchaser’s Representatives of any such information and materials. Purchaser further acknowledges and agrees that Purchaser and Purchaser’s Representatives (v) have been furnished with documents, materials and information necessary or appropriate for evaluating the Business, Company, Purchased Assets and Transaction, (w) have made all such further investigations and inquiries of Seller, Logistics, the Company and Seller’s other Affiliates as are necessary and appropriate to evaluate the merits and risks of the Business and the Transaction, (x) have been provided access to and the opportunity to ask questions of, and receive answers from, Seller, Logistics, the Company and each of their respective Representatives regarding the terms and conditions of this Agreement, (y) have made their own assessment of the present condition and the future prospects of the Business, the Purchased Assets and the Company 27

and are sufficiently experienced to make an informed judgment with respect thereto, and (z) understand that, except as expressly set forth herein or in any certificate delivered hereunder, Purchaser is acquiring the Business, the Purchased Stock and the Company “as is” and “where is” on that basis pursuant to Purchaser’s own investigation and examination after having been provided with an adequate opportunity and access to complete such investigation or examination. ARTICLE 6 COVENANTS From the date of this Agreement until (A) with respect to covenants contained herein that relate solely to the pre-Closing period, the earlier of (i) the termination of this Agreement in accordance with Article 11 and (ii) the Closing, and (B) with respect to any covenants set forth herein with obligations continuing after Closing, until such covenants are fully performed in accordance with their terms, Purchaser and Seller covenant and agree as follows: Section 6.1 Access; Opportunity to Ask Questions. Seller shall, and shall cause its Affiliates and Representatives to, permit Purchaser and Purchaser’s Representatives access to (a) senior management of the Company and the Business to answer questions concerning the operations and affairs of the Business, and (b) the Leased Real Property, corporate records, books of accounts, assets and properties of the Company, the Purchased Assets and the Business reasonably requested by Purchaser and Purchaser’s Representatives (excluding confidential portions of Personnel Records and medical records); provided, that in each case, such access shall be: (x) subject to any limitations that are reasonably required to (1) comply with any Law (including any Antitrust Law) or (2) preserve any applicable attorney-client privilege, other legally recognized privilege, (y) subject to the Confidentiality Agreement, and (z) given at reasonable times and upon reasonable notice and without undue interruption to the Business or operations or personnel of Seller, Seller’s Affiliates (including the Company) or the Business. Notwithstanding the foregoing, none of Purchaser, Purchaser’s Affiliates or their respective Representatives shall be permitted to conduct any on-site environmental examinations, investigations or assessments or meet or communicate with any customer or supplier of Seller, Seller’s Affiliates or the Business to the extent such meeting or communication is related to the transactions contemplated hereby. All requests for access, including access to any employees or facilities of Seller or its Affiliates, shall be made to the designated Representatives of Seller listed on Schedule 6.1, who shall be solely responsible for coordinating all such requests and access thereunder. Purchaser and Purchaser’s Affiliates and each of their respective Representatives shall not communicate with, question or attempt to gain access to any employees of Seller or Seller’s Affiliates (including the Company) without the prior consent, approval and coordination of such Representatives of Seller. Section 6.2 Conduct of Business. (a) From and after the date hereof until the earlier of (i) the termination of this Agreement and (ii) the Closing Date, except (A) as otherwise expressly required by this Agreement, (B) as Purchaser shall otherwise consent in writing, and (C) as set forth in Schedule 6.2(a) of the Schedules, each of Seller and Logistics covenants and agrees that it shall with respect to the Business and the Purchased Assets, and Seller shall cause the Company to, (i) conduct the Business and its operations only in the Ordinary Course (subject to any restrictions set forth in Section 6.2(b)), (ii) use commercially reasonable efforts to keep in full force and effect its 28 existence and all material rights, material Permits, material franchises, material Intellectual Property and Material Contracts, pertaining to the Business, (iii) maintain the Purchased Assets in such general state of repair as is reasonably necessary for the conduct of the Business consistent with then-present needs and past practices, including replacement in accordance with reasonably prudent business practices of any inoperable, worn out or obsolete assets with assets of a quality consistent with reasonably prudent business practices and then-current needs in a reasonable amount of time, (iv) maintain its books, accounts and records as they relate to the Business in accordance with past custom and practice, (v) maintain all of its insurance policies that are in effect as of the date hereof, (vi) use commercially reasonable efforts to preserve its relationship with its customers and suppliers and to retain the services of its employees and service providers, and (vii) in the event of a condemnation, casualty, loss or other material damage to any of the assets of the Company prior to the Closing Date, use commercial reasonable efforts consistent with past practice to repair or replace such condemned or damaged property through the use of the proceeds of such condemnation or insurance, or preserve such proceeds for use by the Company, as applicable, following the Closing. (b) Without limiting the generality of Section 6.2(a), from and after the date hereof until the earlier of (i) the termination of this Agreement and (ii) the Closing Date, except (A) as otherwise expressly required by this Agreement, (B) as Purchaser shall otherwise consent in writing, which consent shall not be unreasonably withheld, delayed or conditioned, or (C) as set forth in Schedule 6.2(b) of the Schedules, each of Seller and Logistics covenants and agrees that it shall (solely with respect to the Business, including with respect to the Purchased Assets), and Seller shall cause the Company to not: (i) sell, lease, license, abandon, permit to lapse, or otherwise dispose of any material assets or material Intellectual Property that is owned by the Company, that is owned by the Seller or Logistics and is a Purchased Asset, or that is used primarily in connection with the Business, except for sales of inventory and non-exclusive licenses granted in the Ordinary Course; (ii) (A) increase or enhance the compensation or benefits of any Business Employee with base salary over $150,000 other than as required by applicable Law or, with respect to any Business Employee with base salary of $150,000 or less, other than as in the Ordinary Course or as required by applicable Law, (B) establish, enter into, adopt, amend or terminate, or increase or accelerate or commit to increase or accelerate the funding, payment or vesting of the compensation or benefits provided under, any Seller Employee Benefit Plan, (C) except to the extent required by applicable Law or by written agreements existing on the date of this Agreement that have been disclosed on Schedule 4.12(a)(i), enter into or amend any Contracts of employment or any consulting, bonus, severance, retention, change in control, retirement or similar agreement, except for employment agreements or offer letters for any newly hired officer, director, employee or other service provider of the Company or related to the Business in the Ordinary Course with an annual base salary and incentive compensation opportunity not to exceed $150,000, (D) hire, materially modify the job responsibility of, or terminate (other than for “cause”) any officer, director, employee or other service provider of the Company or related to the Business with an annual compensation in excess of $150,000, (E) implement any employee 29 layoffs that would reasonably be expected to implicate the WARN Act or similar legislation in other jurisdictions, or (F) unless required by Law, recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative for any Business Employee or individual providing services to any the Company or the Business; (iii) change, amend or restate the charter, certificate of formation or incorporation, operating agreement or bylaws (or other comparable organizational or governing documents) of the Company; (iv) authorize for issuance, issue, sell or deliver or agree or commit to issue, sell or deliver (A) any capital stock of, or other equity or voting interest in, the Company or (B) any securities convertible into, exchangeable for or evidencing the right to subscribe for or acquire either (1) any capital stock of, or other equity or voting interest in, the Company or (2) any securities convertible into, exchangeable for or evidencing the right to subscribe for or acquire, any shares of the capital stock of, or other equity or voting interest in, the Company; (v) (A) change, modify, or write-off as uncollectible any notes or accounts receivable of the Business, except write-offs in the Ordinary Course and any write-off of such notes and accounts receivable that are fully reserved for in a manner consistent with GAAP, (B) accelerate any accounts receivable or defer any accounts payable of the Business, in each case outside of the Ordinary Course, or take any other action outside the Ordinary Course of business with respect to the working capital of the Business, (C) make any material change in the terms of sale or collection practices of the Business, nor (D) materially alter its practices with respect to inventory levels or the product offerings of the Business; (vi) split, combine, redeem or reclassify, or purchase or otherwise acquire, any shares of its capital stock or its other securities; (vii) (A) incur, assume or guarantee any Debt, other than short-term Debt for borrowed money under existing credit facilities, or (B) make or forgive any loans or advances to, or capital contributions to or investments in, any other Person, other than routine advances to employees in the Ordinary Course; (viii) other than in the Ordinary Course, (A) make, change or revoke any material Tax election or make any material change to an accounting method for Tax purposes, (B) settle or compromise any material Tax Liability, (C) file any amended income Tax Return or other material Tax Return, (D) surrender any material claim for a Tax refund, (E) enter into any agreements, consents or waivers extending the statutory period of limitations applicable to the payment or assessment of any Taxes, or (F) enter into any contractual obligation in respect of Taxes with any tax related Governmental Authority; (ix) enter into, amend or terminate any Material Contract (or Contract that would constitute a Material Contract if in existence as of the date hereof) or waive 30 material rights with respect thereto, other than terminations by way of expiration of the term of the applicable Contract in the Ordinary Course consistent with past practice; (x) acquire, merge or consolidate with, or effect any business combination with, any Person, or acquire any material assets of any Person, in each case whether by purchase of stock, securities or assets, property transfers or otherwise; (xi) adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization; (xii) settle or compromise any material Action or initiate any material Action; (xiii) grant any Lien, or permit to be subject to any Lien, on the Purchased Stock or any Purchased Assets; (xiv) discontinue any business of the Company or enter into any new line of business; (xv) except as is required by GAAP, make any change in the Business’ methods, principles and practices of accounting; (xvi) take any action that could reasonably be expected to result in a complete or partial withdrawal under a Company Employee Benefit Plan; (xvii) terminate, transfer or modify the job responsibilities of (i) any Business Employee (or who would have been a Business Employee but for such termination, transfer or modification) in a manner that results in such employee ceasing to be a Business Employee or (ii) any employee of Seller or its Affiliates (other than a Business Employee as of the date hereof) where as a result of such termination, transfer or modification, such employee becomes a Business Employee as of the Closing Date); and (xviii) execute any Contract or letter of intent (whether or not binding) or enter into any other commitment, whether or not in writing, to do any of the foregoing. Section 6.3 Further Actions. Subject to the other terms and conditions of this Agreement, including Section 6.4: (a) Each Party shall use commercially reasonable efforts to take, or cause to be taken, all actions, and do, or cause to be done (and to cooperate and provide assistance with the taking of such actions and the doing of such things) necessary, proper or advisable to consummate the Transaction as soon as practicable, including (i) executing and delivering all documents and instruments to effect all necessary filings, notices, petitions, statements, registrations, submissions of information and applications (whether or not expressly contemplated by this Agreement or any Transaction Document) and (ii) cause the conditions precedent to Closing set forth in Articles 7 and 8 to be satisfied as promptly as possible. 31

(b) Each Party shall keep each other Parties reasonably apprised of the status of matters relating to the consummation of the Transaction, including delivering to the other Parties promptly (i) notice of any Actions commenced or to the knowledge of such Party, threatened in writing, relating to or otherwise affecting the Company, the Purchased Assets, the Business, this Agreement or the Transaction, and (ii) the existence or occurrence of any Event (or nonoccurrence of any Event) that is reasonably likely to constitute a breach of this Agreement or to cause any condition precedent in Article 7 or Article 8 not to be satisfied. Section 6.4 Consents and Conditions. (a) Subject to Section 6.4(b), from the date hereof through the date that is nine (9) months after the Closing, each Party shall use commercially reasonable efforts to: (i) obtain all necessary consents, approvals, Permits, Orders or waivers from, and give any necessary notifications to, Persons required to be obtained in connection with the execution, delivery and performance of the Transaction Documents and consummation of the Transaction; provided, however, that such commercially reasonable efforts shall not require any Party to make any payment (other than (A) amounts required to be paid under any Contract to which such Party or any of its Affiliates is a Party, and (B) filing fees and similar amounts) or undertake any material obligation to any Person in order to obtain such consent approval or waiver; provided further, that neither Seller nor Logistics shall not enter into any Contract, amend or terminate any Contract, make any payment (other than (x) amounts required to be paid by such Party or any of its Affiliates under the terms of any Contract, and (y) filing fees and similar amounts) or grant any concession (or permit the Company to make take any of the foregoing actions), in each case for the purpose of obtaining any consent, waiver or approval, without the prior written consent of Purchaser; and (ii) defend or contest any Action challenging any Transaction Document or that may otherwise prevent, materially impede, interfere with, hinder or delay the consummation of the Transaction, including seeking to have any stay or temporary restraining Order entered by any Governmental Authority vacated or reversed. From the date hereof until the earlier of the date that is nine (9) months after the Closing or until such time as the necessary consents, approvals, Permits, Orders or waivers required by this Section 6.4(a) are received (including, for the avoidance of doubt, after the Closing to the extent such consents, approvals, Permits, Orders or waivers are not received prior to Closing), Purchaser and Seller shall use and cause their respective Subsidiaries to use commercially reasonable efforts to secure an alternative arrangement reasonably satisfactory to both Parties under which the Business would, in compliance with applicable Law, obtain the benefits associated with the applicable portion of such arrangement or Contract. (b) Each Party agrees to supply promptly any information and documentary material reasonably available to such Party that may be requested of such Party by the relevant Governmental Authorities under any applicable Antitrust Law. Purchaser covenants and agrees to use reasonable best efforts to take, and to cause its Affiliates to take, any and all steps necessary to avoid or eliminate as soon as possible each and every objection, challenge, Action or other impediment under applicable Antitrust Laws that may be asserted by any Governmental Authority so as to enable the Parties to expeditiously consummate the Transactions, including committing, by consent decree, hold separate order, stipulation or otherwise, (i) to sell, hold separate, divest, redistribute, discontinue or limit any of its assets or properties, businesses or interests, or (ii) to conditions relating to, or changes or restrictions in, the operations of any such assets or properties, businesses or interests which could reasonably be expected to materially and adversely impact the 32 economic or business benefits to Purchaser of the Transaction necessary to effectuate the actions required under clauses (i) and (ii), in order to facilitate the expiration or termination of any waiting period or otherwise obtain any clearance under the applicable Antitrust Laws. Purchaser shall pay the filing fees associated with the any filing made under any Antitrust Law. (c) Each Party agrees not to participate in any substantive meeting or discussion, either in person or by telephone, with any Governmental Authority in connection with the Transactions unless it consults (to the extent permitted) with the other Parties in advance, and to the extent not prohibited by such Governmental Authority, gives the other Parties the opportunity to attend and participate. (d) Subject to any applicable confidentiality restrictions and applicable Law, each Party shall furnish promptly to each other Party copies of all correspondence, filings, notices or other communications with all other Persons and Governmental Authorities, with respect to the Transaction; provided, however, that such Party may, as it deems advisable and necessary, reasonably designate any commercially or competitively sensitive material provided to the other Party as “outside counsel only” and such materials may be redacted. Materials designated as “outside counsel only,” and the information contained therein, shall be given only to the outside legal counsel of the other Parties (and shall not be disclosed by such outside counsel to any Representatives of such other Party unless express written consent is obtained in advance from the disclosing Party’s legal counsel). Each Party shall, subject to applicable Law, permit counsel for the other Party reasonable opportunity to consider in good faith the views of such Party concerning any proposed written communication to any Governmental Authority in connection with the consummation of the Transaction. Section 6.5 Litigation Support. Subject to any applicable confidentiality restrictions and applicable Law, each Party shall furnish promptly to each other Party notice of any Actions commenced or, to the knowledge of such Party, threatened in writing against, relating to or otherwise affecting the Company, the Purchased Assets, the Business, this Agreement or the Transaction. Subject to Section 6.4(b), each Party shall use commercially reasonable efforts to defend or contest any Actions challenging any Transaction Document or that may otherwise prevent, materially impede, interfere with, hinder or delay the consummation of the Transaction, including seeking to have any stay or temporary restraining Order entered by any Governmental Authority vacated or reversed. If and for so long as any Party is actively contesting or defending against any Action in connection with the Transaction, the Parties shall cooperate in the contest or defense thereof, and make available their respective personnel to provide such testimony and access to their respective books and records as shall be reasonably necessary in connection with such contest or defense thereof, all at the sole cost and expense of the Party contesting or defending such Action. Section 6.6 Bulk Sales Laws. Purchaser hereby waives compliance by Seller in connection with the Transaction, with the provisions of any applicable bulk sales Law. Section 6.7 Ancillary Agreements. At or prior to, the Closing, each of Purchaser, Logistics, Seller and/or their respective Affiliates, as applicable, shall duly authorize, execute and deliver each other Transaction Document to which each such Person is a party. 33

Section 6.8 Financing; Seller and Company Cooperation. (a) Purchaser shall use commercially reasonable efforts to arrange and obtain the Financing not later than the Closing Date, on the terms and conditions described in the Commitment Letters, including using its commercially reasonable efforts to (A) until the execution of the Definitive Financing Agreements (as defined below) with respect to the Financing, maintain in effect the Commitment Letters, (B) satisfy, or cause to be satisfied or waived, on a timely basis all conditions applicable to Purchaser obtaining the Financing that are within its control, (C) negotiate and enter into definitive agreements with respect to the Debt Financing on terms and conditions described in or contemplated by the Debt Commitment Letter (all such definitive agreements, collectively, the “Definitive Financing Agreements”), (D) cause the Financing Sources and the sources of the Equity Financing to fund, or provide, as applicable, the Financing at or prior to the Closing upon the satisfaction (or waiver) of all of the conditions set forth herein, and (E) enforce its rights under the Debt Commitment Letter. Purchaser shall not, without the prior written consent of the Seller (such consent not to be unreasonably withheld, conditioned or delayed) agree to or permit any termination, amendment, supplement or other modification of, or waive any of its rights under, any provision of the Commitment Letters or Definitive Financing Agreements such that the Financing would not be available at Closing, in each case; provided that, it is understood and agreed that the Commitment Letters and/or the Definitive Financing Agreements may be amended, supplemented or otherwise modified (i) to correct immaterial typographical errors, (ii) to add agents or arrangers of the Debt Financing who had not executed the Debt Commitment Letters as of the date hereof or (iii) the assignment of any portion of the commitments or obligations under the Debt Commitment Letter to additional persons, reallocate commitments thereunder and/or to assign or reassign titles or roles to, or between or among, any Financing Sources party to the Debt Commitment Letters. Upon any amendment, supplement, modification or waiver of the Commitment Letters or the Definitive Financing Agreements in accordance with this Section 6.8(a), (x) the terms “Commitment Letters”, “Debt Commitment Letters”, “Equity Commitment Letters” and “Definitive Financing Agreements” as used in this Agreement (including as used in any definition incorporating such terms) shall mean such documents as so amended, supplemented, modified or waived and (y) the terms “Financing”, “Debt Financing” and “Equity Financing” as used in this Agreement (including as used in any definition incorporating such terms) shall mean the financing contemplated by the Debt Commitment Letters and the Equity Commitment Letter, as applicable, as so amended, supplemented, modified or waived. Nothing contained in this Section 6.8 or elsewhere in this Agreement shall require, and in no event shall the requisite efforts of Purchaser be deemed or construed to require, Purchaser to (i) seek or obtain equity financing (other than pursuant to the express terms of the Equity Commitment Letter), or (ii) without limiting its obligation to enforce its rights under the Debt Commitment Letter as described above, initiate, prosecute or maintain any claim, action, suit, demand, grievance, arbitration or similar proceeding against any Financing Sources under the Debt Commitment Letter or Equity Commitment Letter or other Persons providing the Financing under the Commitment Letters. (b) In the event all or any material portion of the Debt Financing becomes unavailable, (i) Purchaser shall promptly notify Seller in writing and (ii) Purchaser shall use its commercially reasonable efforts to arrange and obtain, as promptly as practicable following the occurrence of such event but no later than the Closing Date, alternative debt financing from the same or alternative sources of debt financing (the “Alternative Debt Financing”) in an amount no 34 less than that of the Debt Financing, on conditions that are not less favorable to Purchaser in the aggregate as those contained in the Debt Commitment Letters and would not reasonably be expected to prevent, materially impair or materially delay the consummation of such Alternative Debt Financing or the transactions contemplated by this Agreement or by the Transaction Documents; it being agreed that there shall be no obligation on Purchaser to pay any additional fees and/or obtain Alternative Debt Financing on materially worse terms than is contemplated by the Debt Financing as of the date hereof. The obligations under this Section 6.8(b) shall apply equally to any such Alternative Debt Financing (including any new financing commitment and any New Debt Commitment Letters (as defined below)). The new debt commitment letters, including all exhibits, schedules, annexes and amendments thereto entered into in connection with any Alternative Debt Financing are referred to as the “New Debt Commitment Letters”. Purchaser shall provide Seller with (x) true, accurate and complete copies of the New Debt Commitment Letters and any related fee letters (which may be redacted in a customary manner for economic or any “market flex” provisions) for any Alternative Debt Financing for its review prior to the execution thereof and (y) fully executed copies thereof as promptly as practicable following the execution thereof. In the event Purchaser enters into any such New Debt Commitment Letters, (I) any reference in this Agreement to the “Debt Financing” (including in any definition incorporating the term “Debt Financing”) shall mean and include the Alternative Debt Financing and the debt financing contemplated by the “Debt Commitment Letters” as such term is modified pursuant to the immediately succeeding clause (II), and (II) any reference in this Agreement to the “Debt Commitment Letters” (including in any definition incorporating the term “Debt Commitment Letters”) shall be deemed to mean and include the Debt Commitment Letters to the extent not superseded by New Debt Commitment Letters at the time in question and any New Debt Commitment Letters to the extent then in effect. (c) Upon the reasonable written request of Seller, Purchaser shall inform Seller in reasonable detail of the status of its efforts to arrange the Financing and the negotiation of the Definitive Financing Agreements. Without limiting the generality of the foregoing, Purchaser shall give Seller prompt written notice (A) of any material breach, material default, written repudiation, written cancellation or written termination of the Commitment Letters or the Definitive Financing Agreements by any party thereto of which Purchaser becomes aware, (B) of the receipt by Purchaser or its Affiliates of any notice or other communication from the Financing Sources or the sources of the Equity Financing with respect to any actual material breach, material default, written repudiation, written cancellation or written termination of the Commitment Letters or the Definitive Financing Agreements by any party thereto, and (C) if for any reason Purchaser believes in good faith that it will not be able to obtain all or any portion of the Financing on the terms, in the manner or from the sources contemplated by the Commitment Letters or the Definitive Financing Agreements. (d) Prior to the Closing, the Seller, Logistics and the Company shall provide to Purchaser, and shall use commercially reasonable efforts to cause their respective Representatives to, provide or cause to be provided to the Purchaser, on a timely basis, all customary cooperation reasonably requested by Purchaser in connection with the arrangement and consummation of the Debt Financing, including using commercially reasonable efforts to (i) deliver to Purchaser information related to Seller, Logistics and the Company required by regulatory authorities including under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, that is requested at least ten (10) Business Days prior to the 35

Closing Date, to the extent necessary to satisfy a condition precedent to the Debt Financing; (ii) permit the Financing Sources to evaluate Seller's property and cash management systems for purposes of establishing collateral assignments; (iii) assist with the negotiation of (and at the Closing the, execution and delivery of) customary definitive financing documentation, including pledge and security documents, guarantees, certificates, and a solvency certificate, and otherwise facilitate the pledging of collateral (including providing reasonable and customary information required in connection with the pledging and identification of bank accounts, real property and intellectual property) and facilitating the delivery of customary legal opinions, as may be reasonably requested by Purchaser, in each case solely with respect to the information regarding the Business or the Company (collectively, “Debt Financing Documents”); and (iv) obtain customary payoff letters and collateral releases in respect to the Funded Debt; provided, however, that, (v) neither the Company nor the Seller shall be required to produce any financial statements other than the Financial Statements and the financial information pursuant to Section 6.12, and any other customary financial statements reasonably required by the Financing Sources in connection with the Debt Financing, (w) irrespective of the above and for the avoidance of doubt, no obligation of Seller under any such Debt Financing Documents shall be effective until the Closing, and none of Seller nor the Company shall be required to take any action under any Debt Financing Documents that is not contingent upon the Closing or that would be effective prior to the Closing, (x) nothing herein shall require such cooperation to the extent it would interfere unreasonably with the business or operations of the Seller, (y) neither Seller, the Company nor any of their respective officers, directors or Affiliates will be required to authorize, execute or deliver, or incur any liability under or with respect to, any Debt Financing Document (including for the avoidance of doubt any authorization letters) which are effective prior to the Closing and all marketing material with respect to the Debt Financing will exculpate each such Person with respect any such liability and (z) none of Seller nor, prior to the Closing, the Company, shall be required to incur any liability or bear any cost or expense or to pay any commitment or other similar fee or make any other payment in connection with the Financing. Purchaser shall indemnify and hold harmless the Seller, Company, their respective Subsidiaries and their representatives from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred by them in connection with the arrangement of the Financing (including any action taken in accordance with this Section 6.8 and any information utilized in connection therewith (other than historical information relating to the Company and its Subsidiaries) and shall reimburse Seller and the Company for any resulting documented out-of- pocket expenses incurred by them. For the sake of clarity, Purchaser shall not be required to pay or reimburse the Seller, the Company or any of their Affiliates for any indirect operating costs or allocated overhead of the Seller, the Company or any of their Affiliates in connection with any of the foregoing or otherwise or in connection with the preparation of its regular annual or periodic financial statements or in connection with the performance of its obligations pursuant to the other provisions of this Agreement. (e) Purchaser acknowledges and agrees that the obtaining of the Debt Financing, or any Alternative Debt Financing, by Purchaser is not a condition to Closing. Section 6.9 Shared Contracts. Promptly following the date hereof and to the extent not completed prior to the Closing Date, until the nine (9) month anniversary of the Closing Date, with respect to any Contract (a) with any third party to which Seller or any of its Affiliates (other than the Company) is a party, (b) which benefits both the Business, on the one hand, and the business 36 of Seller and its Affiliates (other than the Company), on the other hand, and (c) that is not a Purchased Asset (each, a “Shared Contract”), Seller shall use, and cause its Affiliates to use, commercially reasonable efforts to assist the Purchaser and the Company to negotiate with the counterparties to any such Shared Contracts to enter into new contracts with Purchaser or the Company, on terms substantially similar to those contained in such Shared Contracts including with respect to pricing, in order for the Business to receive the applicable benefits under such Shared Contracts (each such new contract, a “New Contract”). Section 6.10 Intercompany Accounts. No later than immediately prior to the Closing, Seller shall, and shall cause its Affiliates (other than the Company) to, settle all intercompany accounts between Seller or any of its Affiliates, on the one hand, and the Company, on the other hand, without any Liability to the Company and in a manner reasonably satisfactory to Purchaser. Section 6.11 Exclusivity. Until the Closing occurs or this Agreement is terminated in accordance with its terms, Seller and Logistics will not (and Seller and Logistics will cause their respective Affiliates and Representatives and the Company and its directors, officers, employees and Representatives to not) solicit, initiate, engage in or continue any contact concerning any proposal or offer, or any contact that would reasonably be expected to result in a proposal or offer, from any Person relating to any of the following involving the Company or the Purchased Assets: (a) a liquidation, dissolution or recapitalization, (b) a merger or consolidation, (c) an acquisition or purchase of any of the material assets (or any material portion of its assets) of, or any equity interest in, the Company, or (d) any similar transaction or business combination (each, an “Acquisition Proposal”); provided, however, that an Acquisition Proposal shall not include any liquidation, dissolution, recapitalization, merger, consolidation or acquisition or purchase of any of the material assets (or material portion of the assets) of the Seller that do not involve the Company or the Purchased Assets and this Section 6.11 shall not restrict any activity with respect thereto. In the event Seller or the Company receives any unsolicited Acquisition Proposal, Seller shall promptly, an in any event within forty-eight (48) hours, provide written notice of such Acquisition Proposal to Purchaser. Section 6.12 Financial Information Prior to Closing. No later than fifteen (15) days following the last day of each calendar month (beginning with August 31, 2018) during the period beginning on the date of this Agreement and ending on the Closing Date, Seller shall deliver to Purchaser an unaudited income statement and balance sheet for such fiscal month then ended for the Business, in each case derived from the financial books and records of the Business and prepared in accordance with GAAP (consistently applied throughout the periods involved). Section 6.13 Supplemental Schedules. (a) From and after the date of this Agreement until the Closing, the Seller and Purchaser, as the case may be, shall each notify the other Party after becoming aware of the existence of any material breach of any of such Party’s representations and warranties set forth in Article IV (Representations and Warranties of the Seller), in the case of the Seller, and Article V (Representations and Warranties of the Purchaser), in the case of Purchaser; provided, however, that, subject to the provisions of Section 6.13(b), no such notice shall be deemed to have cured any breach of any such representation hereunder, whether for purposes of Article 7, Article 8, Article 10, Article 12, or otherwise. 37

(b) In the event that (i) on or after the date hereof Seller reasonably determines that Seller will be unable to certify (as contemplated by Section 7.4) as to the matters set forth in Section 7.1(a) or Section 7.3 due to an event occurring between the date hereof and the Closing Date (any such event, an “Intervening Event”), (ii) such Intervening Event did not arise from a willful breach by Seller of any covenant set forth in this Agreement, and (iii) no later than seven (7) Business Days after Seller first becoming aware of such Intervening Event Seller delivers to Purchaser a notice of such Intervening Event (with reference to this Section 6.13(b)), together with a written summary of such Intervening Event and copies of any amendments, supplements or modifications to the Schedules necessary to reflect such Intervening Event (such update provided in accordance with the foregoing clauses (i), (ii) and (iii), a “Material Update”), then the following provisions of this Section 6.13(b) shall apply. The Seller must promptly provide to Purchaser any information or documentation reasonably requested by Purchaser in order for Purchaser to evaluate the Material Update, and, if the Material Update is provided less than five (5) Business Days before the Outside Date, the Outside Date will be extended until five (5) Business Days after delivery of the Material Update and such information or documentation so as to afford Purchaser an opportunity to review such information. After receiving the Material Update and the related information and documentation reasonably requested by it, Purchaser will have five (5) Business Days to terminate this Agreement by providing written notice to Seller, with such termination being the sole remedy relating to such Intervening Event, and if Purchaser does not terminate this Agreement within such period, the Material Update will amend the applicable Schedules, qualify the corresponding representations and warranties contained in this Agreement, and cure any misrepresentation or breach of representations and warranties that would have existed hereunder had the Material Update not been provided. Section 6.14 Sublease. From and after the date of this Agreement until the Closing, the Seller and Purchaser shall work in good faith to enter into a sublease agreement on commercially reasonable terms with respect to the premises located at 2975 Crocket Street Beaumont, TX 77701, which sublease agreement shall be effective as of the Closing. ARTICLE 7 CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER The obligation of Purchaser to consummate the Transaction on the Closing Date is subject to the satisfaction (or waiver by Purchaser, in its sole discretion) of each of the following conditions: Section 7.1 Accuracy of Representations and Warranties. Each of the representations and warranties of Seller and Logistics contained herein (a) other than a Specified Representation, shall be true and correct (disregarding any materiality or Material Adverse Effect qualifications contained therein) in all respects at and as of the date hereof and at and as of the Closing Date, except, in each case, to the extent any such representation or warranty speaks as of a specific date, in which case such representation or warranty shall be, subject to the qualifications set forth above, true and correct at and as of such specific date, in each case, except for any such failure to be true and correct as would not reasonably be expected to have a Material Adverse Effect, and (b) that is a Specified Representation shall be true and correct in all respects at and as of the date hereof and at and as of the Closing Date, except for any de minimis failure to be true and correct. 38

Section 7.2 Performance of Covenants. Seller and Logistics shall have performed and complied with, in all material respects, the covenants and agreements required to be performed or complied with by them at or prior to the Closing. Section 7.3 No Material Adverse Effect. No Material Adverse Effect shall have occurred since the date of this Agreement. Section 7.4 Officer’s Certificate. Purchaser shall have received a certificate to the effect set forth in Sections 7.1, 7.2, and 7.3, dated the Closing Date, duly executed on behalf of the Seller and Logistics. Section 7.5 No Legal Restraint. There shall be in effect no Law or Order that has the effect of prohibiting the consummation of the Transactions. Section 7.6 Antitrust Clearance. All necessary filings required under any Antitrust Laws shall have been made and the applicable waiting periods thereunder shall have expired or been terminated or waived. Section 7.7 Third Party Consents. Each of the consents, waivers and approvals required under the Contracts listed on Schedule 7.7 shall have been obtained and delivered to Purchaser in form and substance reasonably satisfactory to Purchaser and shall not have been withdrawn. Section 7.8 Tax Withholding Certificates. On or prior to the Closing Date, the Seller and Logistics shall deliver or cause to be delivered to the Purchaser a certificate or certificates in compliance with Treasury Regulation under Section 1445, establishing that the transactions contemplated by this Agreement are exempt from withholding under Section 1445 of the Code in the form or forms attached hereto as Exhibit B (the “FIRPTA Certificates”). Section 7.9 Other Deliveries. Purchaser shall have received the documents required by Section 3.2 at or prior to the Closing. ARTICLE 8 CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER The obligation of Seller and Logistics to consummate the Transaction on the Closing Date is subject to the satisfaction (or waiver by Seller, in its sole discretion) of each of the following conditions: Section 8.1 Accuracy of Representations and Warranties. Each of the representations and warranties of Purchaser contained herein shall be true and correct (disregarding any materiality or Purchaser Material Adverse Effect qualifications contained therein) in all respects at and as of the date hereof and at and as of the Closing Date with the same force as if made on and as of the Closing Date and except to the extent any such representation and warranty speaks as of a specific date, in which case such representation and warranty shall be, subject to the qualifications set forth above, true and correct, as the case may be, as of such specific date and except, in each case, for any such failure to be true and correct as would not reasonably be expected to have a Purchaser Material Adverse Effect. 39

Section 8.2 Performance of Covenants. Purchaser shall have performed and complied with, in all material respects, the covenants and agreements required to be performed or complied with by it at or prior to the Closing. Section 8.3 Officer’s Certificate. Seller shall have received a certificate to the effect set forth in Sections 8.1 and 8.2, dated the Closing Date, duly executed on behalf of Purchaser by a duly authorized officer of Purchaser. Section 8.4 No Legal Restraint. There shall be in effect no Law or Order that has the effect of prohibiting the consummation of the Transactions. Section 8.5 Antitrust Clearance. All necessary filings required under any Antitrust Laws shall have been made and the applicable waiting periods thereunder shall have expired or been terminated. Section 8.6 Other Deliveries. Seller shall have received the documents required by Section 3.2 at or prior to the Closing. ARTICLE 9 ADDITIONAL POST-CLOSING COVENANTS From and after the Closing, the Parties hereby covenant and agree as follows: Section 9.1 Certain Employment Matters. (a) Canadian Business Employees. Each Business Employee, who is employed by the Company in Canada (a “Canadian Business Employee”) immediately prior to the Closing, shall have their employment continue with the Company automatically by operation of Law at the Effective Time. (b) Transferred Employees. (i) Except for the Excluded Employees set forth on Schedule 13.1(b), the Parties intend that there will be a continuity of employment for any Business Employee, who is employed by the Company immediately prior to the Closing, and any Business Employee who transfers employment from a Selling Employer to the Purchaser or its Affiliate (including the Company) in connection with the Transaction at the Effective Time, in each case except for the Excluded Employees. In furtherance of the foregoing, no later than ten (10) days following the date of this Agreement, the Purchaser shall, or shall cause its applicable Affiliate to, extend, to each Business Employee, other than each Excluded Employee, who is employed by Seller in the United States (each, other than the Excluded Employees, a “Seller Employee”) an offer of employment (the “Offer Letter”) that, if accepted, would, immediately following the Closing Date: (i) provide such Seller Employee with base salary, cash bonus opportunity, and benefits (other than equity-based, defined benefit pension, retiree welfare, or nonqualified deferred compensation or benefits) that are substantially comparable in the aggregate to the base salary, cash bonus opportunity and benefits (other than equity-based, defined benefit pension, retiree welfare, or nonqualified 40 deferred compensation or benefits) provided by the Seller to such Seller Employee immediately prior to the Closing Date. Notwithstanding the foregoing, with respect to any Seller Employee who is on a short-term or long-term disability or other approved leave of absence on the Closing Date (each, an “Inactive Employee”), from and after the Closing Date, (i) Purchaser’s offer of employment shall be effective for such Inactive Employee only when such Inactive Employee presents himself or herself for active employment within six months of the Closing Date (or such later date as required under applicable Law), (ii) Seller or its Affiliates (other than the Company) shall continue to employ such Inactive Employee employed by Seller or its Affiliates (other than the Company) until such Inactive Employee’s offer of employment becomes effective in accordance with this Section or as otherwise as required by applicable Law, and (iii) Seller or its Affiliates (other than the Company) shall permit each Inactive Employee to continue to participate under Seller’s employee benefit plans in accordance with the eligibility requirements thereof while such Inactive Employee remains employed by Seller or its Affiliates and as required under applicable Law. Each Business Employee who accepts Purchaser’s offer of employment shall become a Transferred Employee as of the Closing Date or, with respect to each Inactive Employee, such later date that such Inactive Employee presents himself or herself for active employment with Purchaser within six months of the Closing Date (or such later date as required under applicable Law). Purchaser shall bear any costs related to any claims made by any Seller Employee for any and all severance payments and benefits (including the employer portion of any employment Taxes) arising out of or in connection with Purchaser’s failure to make offers of employment to any Seller Employee (other than the Excluded Employees) in accordance with this Agreement. Seller and its Affiliates shall bear any costs related to any claims made by any Seller Employee for any and all severance payments and benefits (including the employer portion of any employment Taxes) other than as assumed by Purchaser in the preceding sentence, including with respect to any Seller Employee who does not become a Transferred Employee due to such Seller Employee’s refusal of an offer of employment made by Purchaser in accordance with this Agreement. (ii) Each Business Employee who becomes an employee of Purchaser or its Affiliates (including the Company) automatically by operation of Law, and each Business Employee employed by the Company immediately prior to the Closing, and each Seller Employee who accepts an offer of employment from, and commences employment with, Purchaser or its Affiliates (including the Company) pursuant to Section 9.1(a) above is referred to herein a “Transferred Employee”; provided, that any Seller Employee shall become a Transferred Employee as of the date such Seller Employee actually commences employment with Purchaser or any of its Affiliates. Purchaser shall, or shall cause its Affiliates to, provide the Transferred Employees with the following for a one (1) year period following the Effective Time (or, if earlier, until the date of termination of the relevant Transferred Employee): (i) a base salary or base hourly wage rate that is no less favorable than that in effect immediately before the Effective Time, (ii) an incentive cash bonus opportunity not less favorable than, and/or commission formula no less favorable than, that in effect immediately prior to the Effective Time, (iii) severance benefits equal to one week of base pay for each year of completed service, and (iv) employee welfare and retirement benefits (but, for the 41 avoidance of doubt, not including any defined benefit pension plan or equity or equity- based benefits) that are, at a minimum, substantially comparable in the aggregate to the employee welfare and retirement benefits that applied to such individual immediately prior to the Effective Time. The Parties shall use commercially reasonable efforts to cooperate to comply with legal and regulatory requirements to accomplish the employment transfers described in this Section 9.1. For the avoidance of doubt, Excluded Employees shall continue to be employed by a Seller or an Affiliate of a Seller or, if applicable, shall have their employment transferred to a Seller or an Affiliate of a Seller that is not the Company prior to the Closing, and no Excluded Employee shall in any event be construed as a Business Employee or Transferred Employee under this Agreement. (c) Post-Closing Compensation and Benefits Generally. (i) Benefit Plans Generally. All Seller Employee Benefit Plans and any other benefit or compensation plan, program, agreement or arrangement that is sponsored or maintained by Seller or any of its Subsidiaries or Affiliates, in each case, other than the Assumed Benefit Plans (collectively, the “Retained Benefit Plans”) and all Liabilities with respect thereto shall be assumed and retained by Seller on and after the Effective Time, and, effective as of the Effective Time, all Transferred Employees shall cease to accrue benefits under and otherwise to participate as active participants in the Retained Benefit Plans. Seller Employee Benefit Plans, including each Company Employee Benefit Plan, to which Seller, the Company, or any other Selling Employer (or any of their respective Subsidiaries or Affiliates) contributes or is obligated to contribute, or may have any Liability contingent or otherwise, in any such case, for the benefit of Transferred Employees in the U.S. that are listed on Schedule 1.1(b) shall be assumed by or, if applicable, continue to be sponsored or maintained by the Company after the Closing (the “Assumed Benefit Plans”), and Seller and its Affiliates (other than the Company) shall have no further obligations or responsibilities relating to such Assumed Benefit Plans, effective as of the Effective Time. (ii) Service Credit; Benefit Transition. For purposes of eligibility, vesting and for purposes of determining future vacation accruals and severance amounts (but, for the avoidance of doubt, not for purposes of benefit accrual under a defined benefit pension plan or for any purpose under any equity or equity-based plan), under the employee benefit plans of Purchaser and its Affiliates providing benefits to any Transferred Employees after the Closing, each Transferred Employee shall be credited upon commencement of employment with Purchaser or its Affiliates with his or her years of service with the applicable Selling Employer (and its Affiliates and their respective predecessor entities) as of the Effective Time, to the same extent as such Transferred Employee was credited for such service for the same purpose under any similar Seller Employee Benefit Plan immediately prior to the Closing Date, except to the extent such credit would result in a duplication of benefits. 42

(d) Certain Specific Compensation and Benefits. (i) Welfare Benefits. Seller and Purchaser, Purchaser’s Affiliates and the Company shall cooperate so that there shall be in effect, as of the Effective Time, medical, dental, life, accident and disability insurance plans sponsored by Purchaser and/or one or more Affiliates of Purchaser for Transferred Employees (“New Welfare Plans”) that, subject to subject to satisfaction of eligibility provisions after taking into account Section 9.1(b)(ii), provide Transferred Employees with benefits thereunder. In addition, and without limiting the generality of the foregoing, for purposes of each New Welfare Plan, Purchaser shall use commercially reasonable efforts to (x) cause all preexisting condition exclusions and actively-at-work requirements of such New Welfare Plan that is a health plan to be waived for such Transferred Employee and his or her covered dependents to the extent such exclusions and requirements were waived under comparable Seller Employee Benefit Plans, and (y) cause any eligible expenses incurred by such Transferred Employee and his or her covered dependents during the portion of the plan year of the Seller Employee Benefit Plans ending on the date such Transferred Employee’s participation in the corresponding New Welfare Plan begins to be taken into account under such New Welfare Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Transferred Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with the corresponding New Welfare Plan. Seller and its Affiliates (other than the Company) shall be solely responsible for all Liabilities under Section 4980B of the Code with respect to “M&A qualified beneficiaries” (as defined in Treasury Regulation Section 54.4980B-9). For the avoidance of doubt, Purchaser shall be responsible for any Liabilities under Section 4980B of the Code with respect to each Transferred Employee and his or her covered dependents. (ii) Annual Cash Bonus and Commissions. Each Transferred Employee who is eligible as of the Effective Time for an annual or quarterly cash bonus under any Seller Employee Benefit Plan for the performance period in which the Closing occurs shall be paid a bonus by Purchaser (without regard to any requirement of service through the end of such period) based on the individual’s target amount or the target level of performance and pro-rated as of the Effective Time. Seller shall provide Purchaser with a schedule of such payments prior to or as soon as practicable after the Closing that is not already reflected in the Estimated Closing Statement and the amount of such bonuses, plus the employer portion of payroll, social security, unemployment and similar Taxes thereon, shall be treated as Debt for all purposes of this Agreement Final Net Working Capital. Such payment shall be made by Purchaser or Purchaser’s Affiliate at such time as is consistent with the Seller’s historical timing for payment of such amounts (or promptly following receipt of such schedule, if later). Purchaser or Purchaser’s Affiliate shall be solely responsible for and pay any amount earned by a Transferred Employee pursuant to the terms of any Seller Employee Benefit Plan that provides for commission based compensation with respect to all sales and transactions occurring prior to the Closing (regardless of whether the Transferred Employee continues to be covered under such plan). No later than thirty (30) days following Purchaser’s receipt of the audited financial statements of Purchaser for the fiscal year 43 ended December 31, 2018, Purchaser shall pay to each of the individuals set forth on Schedule 9.1(d)(ii) the accrued portion of the customary annual bonuses owing to such individuals as indicated (which represents the bonus accrual for such individuals through November 1, 2018) on Schedule 9.1(d)(ii), in each case, so long as such employee has not voluntarily terminated such employee’s employment with the Company, Purchaser or their Affiliates, or been terminated for cause by the Company, Purchaser or their Affiliates, prior to the Bonus Payment Date. (iii) Vacation. To the extent permitted by applicable Law, Purchaser shall carry over for each Transferred Employee all accrued but unused paid time off (“Accrued Paid Time Off”) credited to him or her pursuant to the applicable policies and historical practices of a Selling Employer as in effect as of the Effective Time to the extent such Accrued Paid Time Off is reflected in Final Net Working Capital; provided, however, that to the extent applicable Law requires the payment in cash of any portion of the Accrued Paid Time Off, Seller shall, or shall cause its Affiliates to, pay such amounts to the Transferred Employees at, or promptly following the Closing, in lieu of carrying over such Accrued Paid Time Off. (iv) Purchaser shall, or shall cause its Affiliates to, maintain or establish, a 401(k) plan that is intended to be tax-qualified (the “Purchaser 401(k) Plan”) and in which the Transferred Employees shall be eligible to participate as of or as soon as reasonably practicable following the Closing Date, subject to satisfaction of eligibility provisions and after taking into account Section 9.1(b)(ii). Effective as of the Closing Date, each Transferred Employee shall become fully vested in his or her account balance in any Seller Employee Benefit Plan that is a tax-qualified 401(k) plan (the “Seller 401(k) Plan”). Seller agrees to cause the Seller 401(k) Plan to permit, and Purchaser agrees to cause the Purchaser 401(k) Plan to accept, rollovers by Transferred Employees from the Seller 401(k) Plan (including promissory notes evidencing outstanding plan loans). (e) General. (i) Seller’s Retained Liabilities. Seller or its Affiliates on or after the Closing Date shall remain solely responsible for any and all Liabilities (A) arising under, in connection with or in respect of the Retained Benefit Plans, subject to the provisions of Section 9.1(d), and neither Purchaser nor its Affiliates shall have any responsibility or obligation in respect of any Retained Benefit Plan and (B) arising out of, or relating to, the employment or termination of employment of any Business Employees or Former Business Employees with, or the engagement or termination of engagement of any current or former independent contractors who provide or provided services primarily to the Business and were or are engaged by, Seller or its Affiliates other than the Company. No assets held in trust for any Retained Benefit Plan will be transferred to Purchaser or to any employee benefit plan adopted or maintained by Purchaser or its Affiliates; provided, however, that rollovers of account balances under the Seller 401(k) Plan shall permitted in accordance with Section 9.1(c) above. 44

(f) WARN Act. On the Closing Date, Seller shall provide a list of any and all employees of Seller who have experienced or will experience an employment loss or layoff as defined by the WARN Act, within ninety (90) days prior to, or after, the Closing Date, at any site of employment in which a Business Employee is employed, noting the site of employment, the number of employees employed at such site(s) during the ninety (90) day period prior to the Closing and the date of the proposed or actual employment loss or layoff. In the event of any “plant closing” or “mass layoff” with respect to the Business, as defined by the Worker Adjustment and Retraining Notification Act of 1988 (“WARN Act”), or any state, provincial or local Law equivalent, that shall occur on or within ninety (90) days of the Closing, Purchaser shall comply with all of the requirements of the WARN Act and any applicable state, provincial and local Law equivalent, and shall assume any and all liabilities with respect thereto. (g) Personnel Records. To the extent permitted by applicable Law, the originals of all records set forth in the Transferred Employees’ and Former Business Employees’ personnel files (the “Personnel Records”) that are created prior to their commencement of employment with Purchaser or its Affiliate shall be transferred to Purchaser or its Affiliates as of such date (provided that any such Personnel Records held by the Company shall be deemed to be so transferred), with the Selling Employers retaining copies of all such records, at Seller’s option. (h) Cooperation. After the Closing, each Party shall cooperate with the other, to the extent permitted by applicable Law, in providing access to relevant data, including employment records, as reasonably necessary to (i) administer the benefits of the Business Employees under any Seller Employee Benefit Plan and the Transferred Employees under any benefit plan established or maintained by Purchaser or its Affiliates that covers the Transferred Employees, or (ii) assist in the prosecution, defense, and/or settlement of any Action involving a Business Employee, Former Business Employee, a Seller Employee Benefit Plan or an employee benefit plan established by Purchaser or its Affiliates that covers Transferred Employees. (i) Effect of this Agreement. Nothing in this Section 9.1 or any other provision of this Agreement shall be construed to modify, amend or establish any benefit plan, program or arrangement or in any way affect the ability of the Parties or any other Person to modify, amend or terminate any of its benefit plans, programs or arrangements. This Section 9.1 is not intended to, and shall not be construed to, confer any Person, other than the Parties, any rights or remedies hereunder (or any third-party beneficiary rights) or any Transferred Employee any promise or right to employment for any duration. Section 9.2 Further Assurances; Novation; Certain Payments. (a) Each Party shall, and shall cause its Affiliates to, take all such further actions and do all such further things (including acknowledging, executing, delivering and/or filing all such further conveyances, notices, assumptions, releases and acquittances and such other instruments and documents) as may be reasonably required to effect the provisions of this Agreement and each other Transaction Document and to give full effect to the Transactions. (b) For a period of six (6) months following the Closing, the Parties shall use commercially reasonable efforts to obtain, or to cause to be obtained, any consent, substitution, approval or amendment required to novate all rights and obligations of Seller, Logistics and their 45

Affiliates (other than the Company) under any and all Contracts that constitute Purchased Assets and any Liabilities that constitute Assumed Liabilities, or to obtain in writing the unconditional release of Seller, Logistics and its Affiliates, so that, in any such case, Purchaser (or the Company) shall be solely responsible for such Liabilities; provided, however, that commercially reasonable efforts shall not require Seller, Logistics or Purchaser to amend any Contract, to pay or to offer to pay any money or incur any material liability that is not required to be paid or incurred by such Party or any of its Affiliates under the terms of any Contract. (c) For a period of six (6) months following the Closing, the Parties shall use commercially reasonable efforts to obtain, or to cause to be obtained, any consent, substitution, approval or amendment required to novate all rights and obligations of Purchaser and its Affiliates (including the Company) under any and all Contracts that constitute Excluded Assets and any Liabilities that constitute Excluded Liabilities, or to obtain in writing the unconditional release of Purchaser and its Affiliates, so that, in any such case, Seller shall be solely responsible for such Liabilities; provided, however, that commercially reasonable efforts shall not require Seller or Purchaser to amend any Contract, to pay or to offer to pay any money or incur any material liability that is not required to be paid or incurred by such Party or any of its Affiliates under the terms of any Contract. (d) If any Party receives any payment or other funds due to any other Party pursuant to the terms of any Transaction Document, then the receiving Party shall promptly forward such payment or funds to the appropriate other Party. The Parties acknowledge and agree there is no right of setoff regarding such payments and a Party may not withhold funds received from any Person for the account of the other Party in the event there is a dispute regarding any other issue under any Transaction Document. Seller shall, and shall cause its Affiliates to, promptly forward to Purchaser or Purchaser’s Affiliates all payments collected in respect of all accounts receivable and other receivables generated by the Company and the Business after the Effective Time that have been assigned to Purchaser or Purchaser’s Affiliates hereunder. Section 9.3 Use of Seller Names and Business Names. (a) Purchaser shall: (i) within sixty (60) days after the Closing Date, remove all Trademarks, trade dress, internet address, trade name, service mark, logo, design or any derivative thereof previously or currently used by Seller or Seller’s Affiliates that are not related solely to the Business, specifically, “Foundation Building Materials,” “FBM,” “FBM Logistics,” “Hinderlighter Trucking,” and “Winroc” or any iterations thereof (collectively, the “Seller Names”) from all buildings, signs, vehicles, invoices, letterhead, domain names and web sites, advertising and promotional materials, office forms and business cards of the Company and the Business; and, with respect to those Trademarks, trade dress, internet address, trade name, service mark, logo, design or any derivative thereof that are not specifically referenced in the foregoing clause (“collectively, the “Additional Seller Names”), were previously or are currently used by Seller or Seller’s Affiliates that are not related solely to the Business, within sixty (60) days of Seller’s notice to Purchaser, remove such Additional Seller Names from all buildings, signs, vehicles, invoices, letterhead, domain names and web sites, 46 advertising and promotional materials, office forms and business cards of the Company and the Business; (ii) within six (6) months after the Closing Date: (i) remove from the inventory of the Business all remaining packaging materials that include or incorporate Seller Names (the “Existing Inventory”); and (ii) use commercially reasonable efforts to remove the Seller Names from those assets of the Business that are not Existing Inventory, including those assets (including tools, molds and machines) used in association with the manufacture of the products of the Business or otherwise reasonably used in the conduct of the Business after the Closing Date; and (iii) not, at any time, advertise or hold itself out, or permit its Affiliates to advertise or hold themselves out, as Seller or Seller’s Affiliate at any time before, on or after the Closing Date. (b) Seller shall, and shall cause its Affiliates to: (i) within sixty (60) days after the Closing Date, remove all Trademarks, trade dress, internet address, trade name, service mark, logo, design or any derivative thereof previously or currently used by the Company or related primarily to the Business required to be set forth on Schedule 4.11(a) except with respect to any Seller Names (the “Business Names”) from all buildings, signs, vehicles, invoices, letterhead, domain names and web sites, advertising and promotional materials, office forms and business cards of Seller; (ii) as soon as possible following the Closing, cease use of and remove all Trademarks, trade dress, internet address, trade name, service mark, logo, design or any derivative thereof that include any Business Name, (e.g., “Winroc-SPI” and “FBM- SPI”) (the “Combined Names”) from all buildings, signs, vehicles, invoices, letterhead, domain names and web sites, advertising and promotional materials, office forms and business cards of Seller; (iii) within six (6) months after the Closing Date: (i) remove from the inventory of Seller all remaining packaging materials that include or incorporate names of the Company or the Business except with respect to any Seller Names or Combined Names (the “Remaining Inventory”); and (ii) use commercially reasonable efforts to remove the Business Names or Combined Names from those assets of the Seller that are not Remaining Inventory, including those assets (including tools, molds and machines) used in association with the manufacture of the products of the Seller or otherwise reasonably used in the conduct of Seller’s business after the Closing Date; and (iv) not, at any time, advertise or hold itself out, or permit its Affiliates to advertise or hold themselves out, as Purchaser or Purchaser’s Affiliate at any time before, on or after the Closing Date. Section 9.4 Seller’s Access to Documents. Purchaser shall, and shall cause its Affiliates to, afford to Seller’s Representatives, upon reasonable notice, during normal business hours and 47 without undue interruption to Purchaser’s business, reasonable access to the books and records pertaining to the operations of the Business prior to the Closing Date (including financial records) for a period of seven (7) years following the Closing Date in connection with any applicable reporting obligations, the Excluded Liabilities, the Excluded Assets, Rebates and other reasonable business purposes; provided, that nothing herein shall limit Seller’s rights of discovery. Purchaser shall hold all of the books and records of the Business included in the assets of the Company in accordance with Purchaser’s standard record retention policies and the relevant Tax Laws of any jurisdiction in which the Company is situated; provided, that Purchaser shall not destroy, alter or dispose of any of such books and records for a period of seven (7) years from the Closing Date or such longer time as may be required by applicable Law without first offering in writing at least ninety (90) calendar days prior to such destruction or disposition to surrender them to Seller. Notwithstanding the foregoing, with respect to any information sought by Seller or its Affiliates with respect to any disputed direct indemnification claim between any Purchaser Indemnified Party and Seller under Article 10, Purchaser and its Affiliates shall not be required to provide any such access to the extent that such access would materially prejudice Purchaser’s and its Affiliates’ rights in connection with any disputed indemnification claim pursuant to Article X Section 9.5 Certain Agreements Regarding the R&W Insurance Policy. Purchaser shall not amend or consent to amending the R&W Insurance Policy in any manner which adversely affects the Seller without the Seller’s prior written consent. Section 9.6 Certain Consents. In the event that any consent to the Transaction of the counterparties to the agreements set forth on Schedule 9.6(a) are not obtained prior to Closing, Seller and Purchaser shall share in certain expenses as described on Schedule 9.6(a). With respect to the consents, waivers and approvals listed on Schedule 7.7, Purchase hereby agrees to take the actions set forth on Schedule 9.6(b) to the extent reasonably necessary to facilitate receipt of such consents, waivers and approvals. Section 9.7 Release of Claims. (a) Effective as of the Closing, Seller, on behalf of itself, Foundation Building Materials, Inc. and its Subsidiaries and its and their successors and assigns (collectively, with Seller, the “Seller Releasors”), hereby releases, acquits and forever discharges, to the fullest extent permitted by Law the Company and its past, present or future officers, managers, directors, stockholders, partners, members, Affiliates, employees, counsel and agents (each, a “Purchaser Releasee”) of, from and against any and all actions, causes of action, claims, demands, damages, Losses, judgments, debts, dues and suits of every kind, nature and description whatsoever, in law or in equity, which such Seller Releasor or its heirs, legal representatives, successors or assigns ever had, now has or may in the future have on or by reason of any matter, cause or thing whatsoever related to the business or other operations of, or value of, the Business or the Company prior to the Closing. Seller covenants and agrees not to, and shall cause each Seller Releasor not to, assert any such claim against any Purchaser Releasee. Notwithstanding anything contained in this Section 9.7 to the contrary, the releases set forth in this Section 9.7 shall not release, acquit or discharge, or otherwise limit or affect, the obligations of Purchaser or any other Purchaser Releasee under this Agreement or any Transaction Document. 48

(b) Effective as of the Closing, Purchaser, on behalf of itself, its parent and its Subsidiaries and their successors and assigns (collectively, with Seller, the “Purchaser Releasors”), hereby releases, acquits and forever discharges, to the fullest extent permitted by Law the Company and its past, present or future officers, managers, directors, stockholders, partners, members, Affiliates, employees, counsel and agents (each, a “Seller Releasee”) of, from and against any and all actions, causes of action, claims, demands, damages, Losses, judgments, debts, dues and suits of every kind, nature and description whatsoever, in law or in equity, which such Purchaser Releasor or its heirs, legal representatives, successors or assigns ever had, now has or may in the future have on or by reason of any matter, cause or thing whatsoever related to the business or other operations of, or value of, the Business or the Company prior to the Closing. Purchaser covenants and agrees not to, and shall cause each Purchaser Releasor not to, assert any such claim against any Seller Releasee. Notwithstanding anything contained in this Section 9.7 to the contrary, the releases set forth in this Section 9.7 shall not release, acquit or discharge, or otherwise limit or affect, the obligations of Seller, Logistics or any other Seller Releasee under this Agreement or any Transaction Document. Section 9.8 Wrong Pockets. (b) If, after the Closing, (i) Seller or Purchaser reasonably determines that any tangible or intangible asset that should not have been transferred to Purchaser pursuant to this Agreement has been transferred to Purchaser or (ii) Seller or Purchaser reasonably determines that any tangible or intangible asset that should have been transferred to Purchaser pursuant to this Agreement (including by reason of the fact that such asset is used exclusively in the Business, or in the event that the failure to transfer such asset to Purchaser resulted in or would reasonably be expected to result in a breach of the representations and warranties set forth in Section 4.9(a)), has not been transferred to Purchaser, Purchaser and Seller shall consult with one another in good faith and reasonably cooperate to determine if such asset is held by the wrong Party and, if so determined, to effect the transfer of such asset to the appropriate Party or its designee as soon as practicable and for no additional consideration. (c) If and solely to the extent that any Software or Intellectual Property (excluding Trademarks) owned by a Seller or any Affiliate of a Seller as of the Closing (i) was used in any product or service of, or in the conduct of, the Business and (ii) would be infringed, misappropriated, or otherwise violated by the continued use or other commercial exploitation of such product or service or the continued conduct of the Business in (1) the same manner as used, exploited or conducted by Seller immediately prior to Closing, or (2) the reasonable expansion of the Business hereafter, then Seller, on behalf of itself and its Affiliates and its and their successors and assigns, hereby agrees not to, initiate, institute, commence, file, maintain or prosecute any action, lawsuit, proceeding or other claim of any kind against Purchaser, its Affiliates, any of its or their successors or assigns, or any of its or their sublicensees, suppliers, manufacturers, distributors, resellers, contractors, consultants and customers, with respect to use of such Software or Intellectual Property (excluding Trademarks) in connection with, and to the extent it relates to, the Business, or assist or cause any third party to do any of the foregoing. (d) Any dispute between the Parties regarding whether any Intellectual Property should be transferred or licensed under this Section 9.8 may be brought by any Party in a court of competent jurisdiction in accordance with Section 13.6. 49

Section 9.9 Restrictive Covenants. (a) Seller and Logistics, on behalf of themselves, Foundation Building Materials, Inc. and each of their respective Subsidiaries (other than the Company) (collectively, the “Restricted Parties” and each, a “Restricted Party”) hereby agrees that, (from the Closing Date until the fifth (5th) anniversary of the Closing Date, Seller and Logistics shall not, and will cause each other Restricted Party to not, in any manner (whether on his, her or its own account, or as an owner, operator, manager, consultant, officer, director, employee, investor, agent or otherwise), engage directly or indirectly in the Competing Business, or own any interest in, manage, control, provide financing to, participate in (whether as an owner, operator, manager, consultant, officer, director, employee, investor, agent, representative or otherwise), render services for or consult with any Person that is engaged in a Competing Business. (b) Seller and Logistics each hereby agrees that, from the Closing Date until the fifth (5th) anniversary of the Closing Date, such Person shall not, and will cause each other Restricted Party to not, in any manner (whether on its own account, as an owner, operator, manager, consultant, officer, director, employee, investor, agent or otherwise), (i) hire or engage or recruit, solicit or otherwise attempt to employ or engage or enter into any business relationship with any Person employed by Purchaser or the Company or related to the Business as of the Closing Date, or induce or attempt to induce any such Person to leave such employment, or (ii) in any way tortiously interfere with the relationship between Purchaser or the Company, on the one hand, and any employee, sales representative, broker, supplier, licensee or other business relation (or any prospective, supplier, licensee or other business relationship) of Purchaser or its Affiliates, on the other hand (including by making any disparaging statements or communications about Purchaser, the Company or any of their operations, officers, managers, directors or investors). (c) Seller and Logistics each hereby acknowledges that the success of the Business and the Company after the Closing depends upon the continued preservation of the confidentiality of certain information about the Business and the Company possessed by the Restricted Parties, that the preservation of the confidentiality of such information by the Restricted Parties is an essential premise of the bargain among Seller, Logistics and Purchaser, and that Purchaser would be unwilling to enter into this Agreement in the absence of this Section 9.9(c). Accordingly, during the five (5)-year period following the Closing, each of Seller and Logistics will, and will cause each other Restricted Party and each of their respective Affiliates, agents and representatives to, hold in confidence, not disclose, and not use in any manner so as to cause any violation of any covenant of the Restricted Parties under this Agreement any confidential, proprietary or non-public information involving or relating to the Business or the Company; provided, that the information subject to this Section 9.9(c) will not include any information generally available to, or known by, the public (other than as a result of disclosure in violation hereof) or information that is required to be disclosed by Law. (d) Each of Seller and Logistics has consulted with counsel regarding the restrictions set forth in this Section 9.9 and based on such consultation has determined and hereby acknowledges that such restrictions contained herein are reasonable in terms of time and type of activity and geographic scope and are necessary to protect the goodwill of Business and the Company and the substantial investment made by Purchaser under this Agreement. Each of Seller and Logistics hereby acknowledges and agrees that remedies at law may be inadequate to protect 50

Purchaser against any breach of this Section 9.9, and, without prejudice to any other rights and remedies otherwise available to Purchaser, each of Seller and Logistics hereby agrees that Purchaser shall be entitled to seek injunctive relief to enforce the provisions of this Section 9.9 without the posting of any bond or other security. The Parties agree that no amount is payable by Purchaser in consideration of any “restrictive covenant” (as such term is defined in the Tax Act) contained in this Agreement and that no part of the Purchase Price has been allocated to such “restrictive covenants”. The Parties agree that any “restrictive covenants” contained in this Agreement has been granted to maintain or preserve the value of the Purchased Stock to be sold by Seller to Purchaser. Section 9.10 Occurrence-Based Insurance Coverage. (a) From and after the Closing, Purchaser and the Company shall have the right to claim proceeds under insurance policies of Seller or its Affiliates covering the Business or the Company with respect to any occurrence-based insurance coverage (such policies, the "Seller Occurrence-Based Insurance Policies") in respect of any Loss arising from any claim, act, omission, event or circumstance that occurred or existed prior to the Closing Date that is potentially covered by under any of the Seller Occurrence-Based Insurance Policies. (b) To the extent the Purchaser or the Company has a right to claim proceeds covered under the Seller Occurrence-Based Insurance Policies pursuant to Section 9.19(a), Purchaser or the Company shall promptly deliver a written notice to Seller setting forth (i) a description of, and an estimated amount payable (if and to the extent known at the time of such assertion) pursuant to, such claim, (ii) the applicable Seller Occurrence-Based Insurance Policy which the Company is asserting should provide coverage for such claim, and (iii) a reasonably detailed explanation of the basis for such claim. Purchaser or the Company may make requests for claims proceeds under the Seller Occurrence-Based Insurance Policies to the extent coverage and limits are available thereunder for such entities; provided, that Purchaser or the Company shall pay, incur and bear sole responsibility with respect to any such claim proceeds for all amounts relating to any self-insured retention, deductible, co-payments, and all out-of-pocket fees, costs and expenses incurred by Seller or its Affiliates in connection with the collection of any such claim proceeds. Within fifteen (15) days of Seller’s receipt of any such written notice, Seller shall, or shall cause its Affiliates to, forward such notice to the claims administrator for the applicable Seller Occurrence-Based Insurance Policies and likewise shall forward any written response that Seller or its Affiliates receives with respect thereto within five (5) Business Days. (c) Seller and its Affiliates (other than the Company) shall retain all rights to access, control and make claims under the Seller Occurrence-Based Insurance Policies, including the right to settle or otherwise resolve disputes, or to commence or not commence litigation, with respect to any of the Seller Occurrence-Based Insurance Policies or claims made thereunder, in each case, provided, that Seller acts in a commercially reasonable manner and in consultation with Purchaser. (d) Seller shall use, and shall cause its Affiliates to use, commercially reasonable efforts to cooperate with reasonable requests (including requests for claim proceeds coverage information) by Purchaser or the Company relating to the subject matter of this Section 9.10 in order to avail Purchaser with the benefits of the Seller Occurrence-Based Insurance 51

Policies. For the purposes of this Section 9.10, “commercially reasonable efforts” shall mean commercially reasonable efforts as used by the Seller in making claims against insurers in the operation of the Business with respect to reasonably comparable insurance claims during the twelve months prior to the Closing Date. ARTICLE 10 SURVIVAL, INDEMNIFICATION AND RELATED MATTERS Section 10.1 Survival. (a) Subject to the limitations and other provisions of this Agreement (i) the representations and warranties (other than the Fundamental Representations) of each Party in this Agreement (and the liability of each Party in respect of any breach thereof) shall survive the Closing until the twelve (12) month anniversary of the Closing Date; (ii) the Fundamental Representations (except the representations and warranties contained in Section 4.8 (Taxes)) shall survive the Closing until the sixth anniversary of the Closing Date; (iii) the representations and warranties contained in Section 4.8 (Taxes) and the indemnity for Indemnified Taxes in Section 10.2(d) shall survive the Closing until the date that is sixty (60) days following the expiration of the applicable statute of limitations (with respect to the underlying liabilities at issue), (iv) the representations and warranties contained in Section 4.9(a) (Sufficiency of Assets) shall survive the Closing until the two (2) year anniversary of the Closing Date; (v) the covenants and agreements of each Party in this Agreement that contemplate actions to be performed or complied with (x) prior to the Closing (and the liability of any Party in respect of any breach thereof) shall survive until the twelve (12) month anniversary of the Closing Date and (y) after the Closing (and the liability of each Party in respect of any breach thereof) shall survive until the latest date with respect to which performance of such covenant is required, and (vi) any Excluded Liability, Assumed Liability or Designated Liability shall survive indefinitely; provided, that if an Indemnifying Party is delivered notice with respect to any indemnity claim pursuant to this Article 10 prior to the expiration of the survival period in this Section 10.1(a) applicable to such claim, then such survival period shall continue as to the underlying indemnity claim until it is finally resolved. (b) No representation, warranty, covenant or other agreement of any Party shall survive any termination of this Agreement except as set forth in Section 11.2. Except as expressly set forth herein, the Parties intend to modify the statute of limitations to provide for the survival periods set forth herein and agree that no claim or Action may be brought against Seller, Purchaser or any of their respective Affiliates or Representatives based upon, directly or indirectly, the representations, warranties, covenants or other agreement of the Parties in this Agreement after (y) the relevant period set forth in Section 10.1(a), or (z) any termination of this Agreement, except as provided in Section 11.2. Section 10.2 Indemnification by Seller. Subject to the limitations set forth in this Agreement, from and after the Closing Date, Seller shall indemnify and hold harmless each Purchaser Party (which, for the avoidance of doubt shall include the Company from and after Closing) from and against any and all Losses incurred or suffered by such Purchaser Party arising out of or resulting from: 52

(a) any breach of, or inaccuracy in, any representation or warranty made by Seller or Logistics (other than any Fundamental Representations) in this Agreement; (b) any breach of, or inaccuracy in, any Fundamental Representation made by Seller or Logistics; (c) any breach or violation of any covenant or other agreement of Seller, Logistics or the Company in this Agreement; (d) the Indemnified Taxes (excluding any Indemnified Taxes to the extent included as a liability in Closing Debt or included as a liability in Closing Net Working Capital, in each case, as finally determined hereunder); and (e) the Excluded Liabilities and any Designated Liabilities. Section 10.3 Indemnification by Purchaser. Subject to the limitations set forth in this Agreement, from and after the Closing Date, Purchaser shall indemnify and hold harmless each Seller Party from and against any and all Losses incurred or suffered by such Seller Party arising out of or resulting from: (a) any breach of, or inaccuracy in, any representation or warranty made by Purchaser (other than any Fundamental Representations) in this Agreement; (b) any breach of, or inaccuracy in, any Fundamental Representation made by Purchaser; (c) any breach or violation of any covenant or other agreement of Purchaser in this Agreement; and (d) the Assumed Liabilities. Section 10.4 Certain Limitations. Notwithstanding any other provision of this Agreement to the contrary: (a) With respect to any claims under Section 10.2(a), a Buyer Party shall pursue recovery for such Losses in the following order of priority: (i) first, from the then remaining portion of the Indemnification Escrow Funds; (ii) second, from the Seller until the aggregate amount of Losses with respect to claims under Section 10.2(a) equal the excess, if any of (x) the Indemnification Escrow Amount minus (y) the amount of Losses recovered under clause (i), (iii) thereafter, from the R&W Insurance Policy (whether or not coverage is available), and (iv) solely with respect to the representations and warranties set forth in Section 4.9(a) and only to the extent Losses under Section 10.1(a), 10.2(b) and 10.2(d) exceed $13,475,000 (without giving effect to any coverage under the R&W Insurance Policy), directly against the Seller in an amount not to exceed $5,000,000. With respect to any claim pursuant to Section 10.2(b) or Section 10.2(d), a Buyer Party shall pursue recovery for such Losses in the following order of priority: (i) first, from the then remaining portion of the Indemnification Escrow Funds; (ii) second, directly from the Seller until the cumulative amount of Losses with respect to claims under Section 10.2(a), Section 10.2(b) and Section 10.2(d) equals $1,347,500 (without giving effect to any coverage under the 53

R&W Insurance Policy); (iii) third, from the R&W Insurance Policy (whether or not coverage is available) until all Losses pursuant to Sections 10.2(a), 10.2(b) and 10.2(d) equal $13,475,000 (without giving effect to any coverage under the R&W Insurance Policy); and (iv) after all Losses pursuant to Section 10.2(a), 10.2(b) and 10.2(d) equal $13,475,000 (without giving effect to any coverage under the R&W Insurance Policy), directly against Seller. With respect to any claims pursuant to Section 10.2(c) or Section 10.2(e) (other than with respect to an Excluded Liability that would also give rise to a valid claim under Section 10.2(a), 10.2(b) or 10.2(d) and that is not excluded from coverage under the R&W Policy), Buyer shall pursue recovery of such amounts first from the then remaining portion of the Indemnification Escrow Funds (if any) and thereafter directly against Seller. With respect to any claim under Section 10.2(e) with respect to an Excluded Liability that would also give rise to a valid claim under Section 10.2(a), 10.2(b) or 10.2(d) and that is not excluded from coverage under the R&W Policy, a Buyer Party shall pursue recovery for such Losses in the following order of priority: (i) first, from the then-remaining portion of the Indemnification Escrow Funds; (ii) second, from available coverage under the R&W Insurance Policy (if any) and (iii) thereafter directly against Seller. (b) Neither the Purchaser Parties nor the Seller Parties shall be entitled to indemnification under this Article 10 in respect of any individual indemnity claim unless such indemnity claim is asserted timely during the period specified in Section 10.1(a). (c) Neither the Purchaser Parties nor the Seller Parties shall be entitled to assert any claim for indemnification under Sections 10.2(a) or 10.3(a) in respect of any individual Loss (treating any group of related Losses as an individual Loss for this purpose) unless such Loss exceeds $50,000 (the “Threshold”); provided, that notwithstanding the foregoing, solely with respect to claims under Section 4.9(a), the Threshold shall be deemed to be $20,000. (d) The Purchaser Parties shall not be entitled to assert any claim for indemnification under Section 10.2(a) (other than with respect to the representations and warranties set forth in Section 4.9(a)) until such time as the aggregate of all Losses (excluding any individual Loss less than the Threshold) that such Purchaser Parties have incurred under Section 10.2(a) exceeds $612,500 (the “Deductible”), and then only for the amount by which such Losses exceed the Deductible. (e) The Seller Parties shall not be entitled to assert any claim for indemnification until such time as the aggregate of all Losses (excluding any individual Loss less than the Threshold) that such Seller Parties have incurred under Section 10.3(a) exceeds the Deductible, and then only for the amount by which such Losses exceed the Deductible. (f) The aggregate liability of Seller for indemnification claims under (i) Section 10.2(a) shall be limited to an amount equal to the Indemnification Escrow Amount (other than with respect to the representations and warranties set forth in Section 4.9(a), in which case Seller shall be liable for an additional $5,000,000 subject to the provisions of Section 10.4(a)), and (ii) Section 10.2(b), 10.2(c) and Section 10.2(d) shall be an amount equal to $109,025,000; provided, that the aggregate liability of Seller for all indemnification claims under Section 10.2 (including in respect of any Fraud) shall not exceed the Purchase Price. The aggregate liability of Purchaser for indemnification claims under Section 10.3(a) shall be limited to an amount equal to the Purchase Price. 54

(g) Notwithstanding anything else in this Agreement to the contrary: (i) no Indemnified Party shall be entitled to recover duplicate Losses for indemnification claims under or with respect to any provision of this Agreement to the extent a claim for indemnification has already been paid out with respect to another provision of this Agreement, including any amount that reduced the final Purchase Price on a dollar-for-dollar basis in the calculation of the consideration payable under Section 2.3. (h) Notwithstanding anything to the contrary in this Agreement or otherwise, in no event shall any Purchaser Party’s actual, constructive or alleged knowledge of the inaccuracy of any of Seller’s or Logistics’ representations or warranties set forth herein or in any certificate delivered hereunder in any manner limit any Purchaser Party’s rights hereunder. Section 10.5 Determination of Losses. (a) For purposes of determining the amount of any Losses that are the subject matter of a claim for indemnification hereunder and for purposes of determining whether any representation or warranty has been breached or is inaccurate), the representations and warranties set forth in this Agreement shall be considered without regard to any “material,” “Material Adverse Effect” or similar qualifications set forth therein. (b) The amount of Losses for which indemnification is available under this Article 10 shall be calculated net of (i) any amounts recovered by an Indemnified Party under insurance policies (including the R&W Insurance Policy) or an indemnification, contribution or similar obligation of another Person (other than an Affiliate of such Indemnified Party) (in each case, reduced by any costs of recovery or resulting insurance premium increases), and (ii) any Tax Benefit realized and attributable to such Losses as a dollar-for-dollar reduction in Taxes payable in the year of the realized Loss or the next two taxable years. The Indemnified Party shall use commercially reasonable efforts to recover under insurance policies or indemnity, contribution or other similar agreements for any Losses; provided, however, that in no event shall Purchaser be obligated to (i) obtain or maintain any level of insurance coverage, or (ii) bring an Action against any Person prior to making any claim for indemnification hereunder. The Indemnified Party shall promptly remit to the Indemnifying Party all amounts by which such Losses are subsequently reduced as a result of any insurance payment or other recovery from any Person or any Tax Benefit realized and attributable to such Losses as a dollar-for-dollar reduction in Taxes payable in the two taxable years subsequent to the incurrence of such Losses if not previously taken into account in calculating the amount of such Losses. In the event any claim under the R&W Insurance Policy is denied in whole or in part by the R&W Provider or is subject to a retention, deductible or limit under the R&W Insurance Policy, the amount of the Losses that are not reimbursed or reimbursable pursuant to the R&W Insurance Policy shall be paid by or on behalf of the Seller only to the extent otherwise required by, and subject to all of the limitations contained in, this ARTICLE 10. To the extent required by applicable Law, each Indemnified Party shall use commercially reasonable efforts to mitigate any Loss for which such Indemnified Party seeks indemnification. The Seller shall promptly reimburse the Purchaser the amount of any Tax Benefit (plus any interest and penalty assessed in connection with such Tax Benefit) that reduced a Loss pursuant to this Section 10.5 if such Tax Benefit is later denied or reduced by a Governmental Authority. 55

(c) Notwithstanding anything to the contrary contained herein, no Seller Party may make a claim for indemnification under Section 10.3 with respect to any Losses incurred or suffered by any Seller Party arising out of or resulting from any claim by any Purchaser Party for indemnification under Section 10.2. Section 10.6 Procedures for Indemnification. (a) Whenever a claim shall arise for indemnification under this Article 10, the Indemnified Party shall promptly notify in writing the Indemnifying Party of such claim, which notice shall set forth a summary of the facts and circumstances constituting the basis for such claim (to the extent known), stating the amount of any Losses, if known, and the method of computation thereof; provided, however, that no delay in delivering any such notice shall in any manner limit any Indemnified Party’s rights hereunder unless and only to the extent the Indemnifying Party is actually and materially prejudiced thereby; provided, further, that as contemplated by the Escrow Agreement, in the event that Purchaser delivers an indemnification notice with no amount of Losses stated therein, Purchaser shall work in good faith and use commercially reasonable efforts to deliver a supplemental indemnification notice specifying an amount claimed with respect thereto as soon as reasonably practicable following such time as Purchaser, its Affiliates or Representatives obtain sufficient information with respect to the underlying claim to determine such amount. (b) If any such claim for indemnification arises out of, relates to or results from a Third Party Claim, the Indemnifying Party or its designee may, at the Indemnifying Party’s sole cost and expense (but subject to the applicable limitations and exclusions set forth in Article 10), assume the defense or resolution thereof by delivering to the Indemnified Party written notice within sixty (60) calendar days of receipt of Indemnified Party’s written notice of such claim or Action, provided that (i) the Indemnifying Party shall have confirmed in writing that it is obligated hereunder to indemnify for all Loses suffered or incurred with respect to such claim, (ii) such Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (iii) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently, and (iv) such Third Party Claim does not involve any criminal liability or any admission of criminal wrongdoing, and (v) the amount of Losses arising therefrom would be reasonably expected to exceed the amount of Losses for which the Indemnifying Party is liable in respect thereof. The Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim (though not of record, and shall not communicate with the Person asserting a Third Party Claim about such Third Party Claim, or such Person’s Representatives, without the prior written consent of the Indemnifying Party). If the Indemnifying Party or its designee assumes the defense or resolution of any such Third Party Claim, the Indemnifying Party or its designee shall be entitled to take all steps that it considers, in its reasonable judgment, necessary for the defense or resolution thereof; provided, that the Indemnifying Party shall not consent to the entry of any judgment or enter into any compromise or settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (such consent not to be unreasonably withheld, conditioned or delayed) unless such judgment, compromise or settlement (i) provides for the payment of money as sole relief for the claimant, the entire amount of which will be paid by the Indemnifying Party, (ii) such settlement involves no admission of wrongdoing by the Indemnified Party, and (iii) such 56 settlement provides for a release of the Indemnified Party and its Affiliates with respect to all Liability with respect to the facts and circumstances giving rise to such claim. (c) The Indemnifying Party, or its designee, and the Indemnified Party shall cooperate reasonably (at the Indemnifying Party’s sole cost and expense) in all aspects of any investigation, defense, pre-trial activities, trial, compromise, settlement, discharge or resolution (including remedial action) of any Third Party Claim in respect of which indemnity is sought pursuant to this Article 10, including, but not limited to, execution of documents reasonably necessary to resolve such Third Party Claim in accordance with the terms and conditions hereof and by providing the each other Party with reasonable access to its facilities and other premises, books and records reasonably related to the facts and circumstances underlying such Third Party Claim; provided, that, in each case, such access shall be given at reasonable times, upon reasonable notice, during normal business hours and without undue interruption to such Party’s businesses, operations or personnel. So long as the Indemnifying Party is in good faith defending or resolving a Third Party Claim under this Section 10.6, the Indemnified Party shall not compromise, settle or in any matter interfere with the defense or resolution of such claim or Action. (d) If the Indemnifying Party does not assume the defense of any such Third Party Claim in accordance with the terms of this Section 10.6 (and pending any such assumption), the Indemnified Party may defend against such claim or Action, or undertake actions necessary for the resolution thereof, in such manner as it may deem appropriate, including settling such Third Party Claim (after giving prior written notice of the same to the Indemnifying Party and obtaining the Indemnifying Party’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed) on such terms as the Indemnified Party may reasonably deem appropriate; provided, however, that that the Indemnifying Party will not be bound by the entry of any such judgment consented to, or any such compromise or settlement effected, in connection with any Third Party Claim without its prior written consent (which consent will not be unreasonably withheld, conditioned or delayed), and the Indemnifying Party shall be permitted to participate in such defense at its sole cost and expense. Section 10.7 Exclusive Remedy. Subject to the last sentence of this Section 10.7, each Party hereby covenants and agrees that from and after the Closing the remedies provided for in Section 2.3 and this Article 10 shall constitute the sole and exclusive remedy for all Losses that any Indemnified Party may suffer or incur arising from, or directly or indirectly relating to the Purchased Stock, Purchased Assets, the Company, the Business, the Assumed Liabilities, the Excluded Liabilities, this Agreement, or the Transaction. In furtherance of the foregoing, from and after the Closing, each Party hereby irrevocably waives to the fullest extent permitted under applicable Law, any other rights or remedies (whether at law or in equity and whether based on contract, tort, statute or otherwise) that they may otherwise have had, now have or may in the future have against any other Party arising from, or directly or indirectly relating to, (i) the Purchased Stock, the Purchased Assets, the Company, the Business, the Excluded Assets, the Assumed Liabilities or the Excluded Liabilities, (ii) this Agreement, the other Transaction Documents or the Transaction, or (iii) any Law or Action (including, inter alia, any rights of contribution or recovery under any Environmental Law), whether at common law, in equity (including, inter alia, any rights of rescission) or otherwise, and covenant not to sue or otherwise assert any claim (or assist any other Person in suing or otherwise asserting any claim) encompassed by the foregoing covenant, agreement and waiver. Notwithstanding the foregoing, the covenants, 57 agreements and waivers of the Parties in this Section 10.7 shall not (x) limit any Party’s (or Indemnified Party’s) right to bring any Action in a court of law or equity for Fraud, (y) apply to the Parties’ rights to seek specific performance as contemplated by Section 13.14, nor (z) limit any Party’s rights or remedies under any other Transaction Document. Section 10.8 Release of Indemnification Escrow Funds. Each of Purchaser and the Seller covenants and agrees that, on the first Business Day immediately following the twelve (12) month anniversary of the Closing Date, it shall deliver a Joint Written Direction (as defined in the Escrow Agreement) to the Escrow Agent directing the Escrow Agent to release to the Seller an amount equal to (a) the amount of Indemnification Escrow Funds remaining in the Indemnification Escrow Account as of such time minus (b) such portion of such Indemnification Escrow Funds that may be necessary to satisfy all indemnification claims asserted at or prior to such time against the Indemnification Escrow Funds that have not then been finally resolved and satisfied (collectively, “Unresolved Indemnification Claims”) (which portion of Indemnification Escrow Funds shall be retained by the Escrow Agent until such Unresolved Indemnification Claims have been finally resolved and satisfied and thereafter shall be distributed in accordance with the terms of this Agreement and the Escrow Agreement). In the event that prior to the Release Date (as defined in the Escrow Agreement), the Purchaser validly delivers an Indemnity Claim Notice (as defined in the Escrow Agreement) to the Escrow Agent and Seller with no amount of Losses to be claimed stated therein and, following the Release Date, Purchaser delivers a supplemental Indemnity Claim Notice to the Escrow Agent specifying an amount of Losses claimed with respect to the matters contained in the applicable original Indemnity Claim Notice, then, to the extent that aggregate amount of all Unresolved Indemnification Claims does not exceed the Indemnification Escrow Funds remaining in the Indemnification Escrow Account, on the first Business Day immediately following delivery of such supplemental Indemnity Claim Notice, each of Purchaser and the Seller shall deliver a Joint Written Direction to the Escrow Agent directing the Escrow Agent to release to the Seller an amount equal to (a) the amount of Indemnification Escrow Funds remaining in the Indemnification Escrow Account as of such time minus (b) the aggregate amount of all Unresolved Indemnification Claims. ARTICLE 11 TERMINATION Section 11.1 Termination. This Agreement may be terminated and the Transaction abandoned any time prior to the Closing: (a) upon the written agreement of Purchaser and Seller; (b) by Purchaser, if Seller or Logistics breaches this Agreement and such breach (i) would result in the failure of any condition set forth in Section 7.1 or 7.2, (ii) Purchaser has notified Seller and Logistics of such breach in writing and (iii) such breach (A) is not cured within thirty (30) days after delivery of such notice of breach, or (B) is incapable of being cured; provided, that Purchaser shall not have the right to terminate this Agreement pursuant to this Section 11.1(b) if Purchaser is then in material breach of this Agreement such that would give Seller the right to terminate under Section 11.1(c); 58

(c) by Seller, if Purchaser breaches this Agreement and such breach (i) would result in the failure of any condition set forth in Section 8.1 or 8.2, (ii) Seller has notified Purchaser of such breach in writing and (iii) such breach (A) is not cured within thirty (30) days after delivery of such notice of breach, or (B) is incapable of being cured; provided, that Seller shall not have the right to terminate this Agreement pursuant to this Section 11.1(c) if Seller or Logistics is then in material breach of this Agreement such that would give Purchaser the right to terminate under Section 11.1(b); (d) by Purchaser or by Seller on or after the earlier of (i) December 4, 2018, (ii) the date of issuance by an applicable court of competent jurisdiction of a preliminary or permanent injunction prohibiting the Closing, and (iii) the date of effectiveness of any Law that makes the consummation of the Transaction illegal or otherwise prohibited; (e) by Seller, if (i) all of the conditions to Closing set forth in Article 7 have been satisfied or waived (other than conditions that by their terms or nature are to be satisfied by actions to be taken at the Closing), (ii) Seller has notified Purchaser in writing that it irrevocably confirms that the conditions to the obligations of the Seller to consummate the transactions contemplated by this Agreement set forth in Article 8 have been satisfied or that Seller is irrevocably waiving (to the extent permitted by Law) such unsatisfied conditions and that Seller is ready, willing and able to consummate the Closing, and (c) Purchaser fails to consummate the Closing pursuant to Section 3.1 within five (5) Business Days after the later of (A) the date of delivery of the written notice specified in clause (ii) above and (B) the date upon which the Closing was required to occur pursuant to Section 3.1 (it being understood that the conditions to the obligation of Purchaser to consummate the transactions contemplated by this Agreement set forth in Article 7 shall have remained satisfied or waived by Purchaser at the close of business on such fifth (5th) Business Day). Section 11.2 Procedure and Effect of Termination. Any Party wishing to terminate this Agreement pursuant to Section 11.1(b), 11.1(c), 11.1(d), or Section 11.1(e) shall give written notice of the termination to the other Party, and upon the delivery of such notice of termination (or at such later date as is provided in Section 11.1), this Agreement shall terminate and be of no further force or effect without further action by either Party, except that, subject to the provisions of Section 11.3, (a) the rights and obligations of the Parties under this Section 11.2, Section 11.3, and Article 13 hereof shall survive such termination, and (b) nothing herein will release or otherwise relieve any Party from any Liability for Fraud, or a willful and material breach by such Party of its respective representations warranties, covenants or agreements set forth herein (which, for the avoidance of doubt, shall include any failure by such Party to consummate the Transactions if they are obligated to do so hereunder) prior to a termination of this Agreement pursuant to Section 11.1. No termination of this Agreement will affect the obligations contained in the Confidentiality Agreement, all of which obligations will survive termination of this Agreement in accordance with their terms. Section 11.3 Termination Fee; Limitations on Recovery. (a) In the event that this Agreement is terminated by the Seller pursuant to Section 11.1(c) or Section 11.1(e), then Purchaser shall promptly, but in no event later than five (5) Business Days after the date of such termination, pay or cause to be paid to the Seller or their 59 respective designees an amount equal to $5,500,000 (the “Termination Fee”) by wire transfer of same day funds (it being understood that in no event shall Purchaser be required to pay the Termination Fee on more than one occasion). Solely for purposes of establishing the basis for the amount thereof, and without in any way increasing the amount of the Termination Fee or expanding the circumstances in which the Termination Fee is to be paid, it is agreed that the Termination Fee is a liquidated damage, and not a penalty. (b) Notwithstanding anything to the contrary contained herein or otherwise, if this Agreement is terminated in accordance with Section 11.1 or Section 6.13(b), the right of Seller (or its designee(s)) to receive the Termination Fee if terminated by Seller pursuant to Section 11.1(c) or Section 11.1(e), together with any amounts owing under Section 11.3(e) (subject to the limitations set forth therein), shall be the sole and exclusive remedy (whether at law, in equity, in contract, in tort, or otherwise) of Seller, Logistics and their respective Affiliates against Purchaser, Parent, their Affiliates and each of their respective current and former equityholders, officers, directors, employees, managers, members, general or limited partners, agents and other representatives (each, a “Non-Recourse Party”) for any and all breaches, losses or damages, including, but not limited to, special, indirect or punitive damages, suffered or incurred by the Seller, Logistics or any other Person in connection with this Agreement, the transactions contemplated hereby (and the abandonment or termination thereof) or any matter forming the basis for such termination, and neither Seller, Logistics nor any other Person shall be entitled to assert, bring or maintain, and Seller on behalf of itself and its Affiliates hereby waives any right to assert, bring or maintain, any claim, suit, action or proceeding against Purchaser or any of its Affiliates arising out of or in connection with this Agreement or the transactions contemplated hereby (and the abandonment or termination thereof) with respect to any matter forming the basis for such termination, whether by or through (i) attempted piercing of the corporate veil, (ii) a claim by or on behalf of Purchaser or its Affiliates against another Affiliate of Purchaser or (iii) any legal or equitable proceeding whether at law, in equity, in contract, in tort or otherwise. For the avoidance of doubt, under no circumstances will Seller, Logistics or any of their respective Affiliates be entitled to, nor will Seller, Logistics or any of their respective Affiliates accept, monetary damages in excess of the amount of the Termination Fee (plus any amounts (if any) owing under Section 11.3(e)) in the event this Agreement is terminated pursuant to Section 11.1. Although Seller may pursue both a grant of specific performance pursuant to Section 13.14(b), on the one hand, and the payment of the Termination Fee pursuant to Section 11.3(a)), on the other hand, under no circumstances shall Seller, Logistics or any of their respective Affiliates be permitted or entitled to receive both (x) a grant of specific performance pursuant to Section 13.14(b) and (y) all or any portion of the Termination Fee or any monetary damages pursuant to Section 11.3(e). In addition, notwithstanding anything in this Agreement to the contrary, the Seller, on behalf of itself and its Affiliates and Representatives hereby waives any claims against the Financing Sources and hereby agrees that in no event shall the Financing Sources have any liability or obligation to Seller or any of its Affiliates and the Company relating to or arising out of this Agreement, the Debt Financing, the Debt Commitment Letter or the transactions contemplated hereby. (c) The Parties acknowledge that the agreements contained in this Section 11.3 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the parties would not enter into this Agreement. 60

(d) Subject to the limitations set forth in Section 11.3(b), and the provisions of Section 13.4(b), nothing in this Article 11 will be deemed to impair the right of any Party to compel specific performance or other equitable remedies by another party hereto of its obligations under this Agreement pursuant to Section 13.14(b) prior to the termination of this Agreement. (e) Purchaser, Seller and Logistics each hereby acknowledges agrees that, if following any termination of this Agreement any Party commences any Action arising out of any dispute between Purchaser, on the one hand, and Seller or Logistics, on the other hand, as to whether the Termination Fee is due and payable in accordance with Section 11.3(a), then (i) in the event that Purchaser is the prevailing Party (as finally determined by a court of competent jurisdiction), Seller shall reimburse Purchaser for all out-of-pocket costs and expenses (including reasonable fees and expenses of counsel) incurred by Purchaser in connection with such Action, and (ii) in the in the event that Seller or Logistics is the prevailing Party (as finally determined by a court of competent jurisdiction), Purchaser shall reimburse Seller and Logistics for all out-of- pocket costs and expenses (including reasonable fees and expenses of counsel) incurred by Seller and Logistics in connection with such Action; provided, that in no event shall any Party’s liability under this Section 11.3(e) exceed $2,000,000. ARTICLE 12 TAX MATTERS Section 12.1 Preparation and Filing of Tax Returns. (a) The Seller shall prepare, or cause to be prepared, and shall timely file, or cause to be filed, all Tax Returns of the Company due (after taking into account all appropriate extensions) on or prior to the Closing Date and all income Tax Returns of the Company for any Pre-Closing Tax Period, the due date of which is after the Closing Date (“Seller Prepared Returns”). Any income Tax Returns of the Company for any Pre-Closing Tax Period the due date of which is after the Closing Date shall be prepared at the sole cost and expense of the Seller. Each Seller Prepared Return shall be prepared on a basis consistent with existing procedures and practices and accounting methods except as required by applicable Law. At least thirty (30) days prior to the due date of any Seller Prepared Return with respect to income Taxes, Seller shall provide a draft of such Tax Return to the Purchaser for its review and approval (such approval not to be unreasonably withheld, conditioned or delayed). To the extent that a Seller Prepared Return is required to be filed after the Closing Date by the Company, the Company shall cause such Tax Return to be filed timely. (b) Purchaser, at Seller’s sole cost and expense solely with respect to Tax Returns for Pre-Closing Tax Periods, shall cause the Company to prepare and timely file all Tax Returns (other than Seller Prepared Returns) for Pre-Closing Tax Periods or a Straddle Periods of the Company, the due date of which (taking into account extensions of time to file) is after the Closing Date (the “Purchaser Prepared Returns”). Such Tax Return’s shall be prepared on a basis consistent with existing procedures and practices and accounting methods except as required by applicable Law. At least thirty (30) days prior to the due date of any Purchaser Prepared Return with respect to income Taxes, Purchaser shall provide a draft of such Tax Return to the Seller for 61 its review and comment. Purchaser shall cause the Company to incorporate any reasonable comments made by the Seller in the Tax Return actually filed to the extent consistent with the standard set forth in the second sentence of this Section 12.1(a). (c) To the extent permissible under applicable Laws, the Parties agree to elect (and have the Company elect) to have each Tax year of the Company end on the Closing Date and, if such election is not permitted or required in a jurisdiction with respect to a specific Tax such that the Company is required to file a Tax Return for a Straddle Period, to utilize the following conventions for determining the amount of Taxes attributable to the portion of the Straddle Period ending on the Closing Date: (i) in the case of property Taxes and other similar Taxes imposed on a periodic basis, the amount attributable to the portion of the Straddle Period ending on the Closing Date shall equal the Taxes for the entire Straddle Period multiplied by a fraction, the numerator of which is the number of calendar days in the portion of the period ending on the Closing Date and the denominator of which is the number of calendar days in the entire Straddle Period; and (ii) in the case of all other Taxes (including income Taxes, sales Taxes, employment Taxes, withholding Taxes), the amount attributable to the portion of the Straddle Period ending on the Closing Date shall be determined as if the taxable year of Company ended on the Closing Date and filed a separate Tax Return for such period using a “closing of the books methodology.” For purposes of applying the foregoing, (x) any item determined on an annual or periodic basis (including amortization and depreciation deductions) for income Tax purposes shall be allocated to the portion of the Straddle Period ending on the Closing Date based on the relative number of days in such portion of the Straddle Period as compared to the number of days in the entire Straddle Period; and (y) any Tax or item of income, gain, loss, deduction or credit from a Purchaser Closing Date Transaction shall be allocated to the portion of the Straddle Period beginning on the day after the Closing Date. (d) Without the prior written consent of Seller (which consent shall not be unreasonably withheld, conditioned, or delayed), except as required by applicable Law, Purchaser shall not, and shall not allow the Company to, initiate or agree to, any (i) amendment of a Tax Return of the Company for a Pre-Closing Tax Period or Straddle Period; (ii) make or change any Tax election or accounting method or practice with respect to, or that has retroactive effect to, any Pre-Closing Tax Period or Straddle Period; (iii) extension or waiver of the applicable statute of limitations with respect to a Tax of any of the Company for a Pre-Closing Tax Period or Straddle Period (other than pursuant to extensions of time to file Tax Returns obtained in the Ordinary Course); (iv) filing of any Tax ruling request with any Governmental Authority for a Pre-Closing Tax Period or Straddle Period; or (v) entry or pursuit of any voluntary disclosure agreements with any Governmental Authority for any Pre-Closing Tax Period or Straddle Period. Section 12.2 Refunds and Credits. (a) After the Closing Date, except to the extent (A) included as an asset in Closing Net Working Capital as finally determined hereunder, or (B) attributable to the carryback of any loss or Tax credit from a Post-Closing Tax Period to a Pre-Closing Tax Period, Seller shall be entitled to all Tax refunds (and Overpayment Credits) received by the Purchaser or the Company for any Pre-Closing Tax Period (or portion of any Straddle Period ending on the Closing Date determined using the same methodology as provided for in Section 12.1(c)) to the extent attributable to (A) Taxes paid by or on behalf of the Company on or prior to the Closing Date, (B) 62

Taxes indemnified by the Seller hereunder, or (C) Taxes included as a liability in Closing Debt or as a liability in Closing Net Working Capital (in each case finally determined hereunder). (b) Purchaser will pay over to the Seller any such Tax refund promptly (but in all cases within ten (10) days) after actual receipt of such Tax refund (or, in the case of any Overpayment Credits, promptly (but in all cases within ten (10) days) upon filing the applicable Tax Return where such Overpayment Credit is used to reduce Taxes otherwise payable); provided that, any such payments to the Seller be reduced by any Taxes (including withholding Taxes) and costs and expenses attributable to the receipt or delivery of such Tax refund (or application of Overpayment Credits). (c) The Seller shall promptly reimburse the Purchaser the amount of any Tax refund and Overpayment Credit paid (plus any interest and penalty assessed in connection with such refund or overpayment) to the Seller pursuant to this Section 12.2 if such Tax refund or Overpayment Credit is later denied or reduced by a Governmental Authority. Section 12.3 Tax Contests. (a) If any Governmental Authority (i) issues to the Company a notice of its intent to audit or conduct another Action by or against any Governmental Authority with respect to Taxes or Tax Returns of the Company for any Pre-Closing Tax Period or Straddle Period (a “Tax Proceeding”), (ii) issues to the Company a notice of deficiency for Taxes for any Pre-Closing Tax Period or Straddle Period, or (iii) asserts a Tax claim in respect of the Company for a Pre-Closing Tax Period or Straddle Period, Purchaser shall provide written notice thereof to the Seller within fourteen (14) calendar days of receipt. (b) Seller shall have the right to control any Tax Proceeding to the extent it relates to any Pre-Closing Tax Period provided that prior to taking control, Seller first verifies to Purchaser in writing that the Seller has agreed in writing to indemnify the Purchaser Parties and the Company hereunder with respect to any Taxes and Losses related to the matter underlying such Tax Proceeding. If the Seller elects to control a Tax Proceeding for a Pre-Closing Tax Period, Seller shall notify Purchaser of such intent within ten (10) Business Days of receiving notice of such Tax Proceedings, Purchaser shall promptly complete and execute, and promptly cause the Company, to complete and execute, any powers of attorney or other documents that are necessary (or that the Seller reasonably requests) to allow the Seller to control such Tax Proceeding that Seller has the right to control and has elected to control. Prior to the Seller taking control, Purchaser shall control, or cause the Company to control, such Tax Proceeding in good faith, and shall not allow the Company to settle or otherwise resolve any Tax Proceeding without the prior written permission of the Seller. While the Seller controls any Tax Proceeding, the Seller shall (v) pay to the Company any amount required to be paid to the relevant Governmental Authority to stay collection proceedings or to have the right to contest such Tax Proceeding during the contestation period, (w) control such Tax Proceeding in good faith, (x) keep Purchaser reasonably informed regarding the status of such Tax Proceeding, (y) allow Purchaser or the Company, at Purchaser’s sole cost and expense, to participate in such Tax Proceeding, and (z) not settle, resolve, or abandon any such Tax Proceeding without the prior written consent of the Purchaser (which shall not be unreasonably withheld, conditioned or delayed). 63

(c) If the Seller does not control or participate in a Tax Proceeding (whether by election or otherwise) that relates to a Pre-Closing Tax Period or Straddle Period and the Seller is liable for the resulting Tax under this Agreement, then Purchaser shall: (i) control, or cause the Company to control, such Tax Proceeding in good faith; (ii) keep the Seller reasonably informed regarding the status of such Tax Proceeding; and (iii) not without the Seller’s written permission or request, settle (or cause the Company to settle) the Tax Proceeding on terms acceptable to the applicable Governmental Authority and the Seller. Section 12.4 Cooperation. Each Party shall, and shall cause its Affiliates to, provide the other Party with such cooperation, documentation and information as either of them reasonably may request in (a) the preparation and filing any Tax Return, (b) determining a Liability for Taxes or an indemnity obligation under this Article 12 or amount of refund of Taxes, (c) conducting any Tax Proceeding, or (d) determining an allocation of Taxes between a Pre-Closing Tax Period and Post-Closing Tax Period. Such cooperation and information shall include providing copies of all relevant portions of relevant Tax Returns, together with all relevant accompanying schedules and work papers (or portions thereof) and other supporting documentation, relevant documents relating to rulings or other determinations by Governmental Authority and relevant records concerning the ownership and Tax basis of property and any other relevant information, which any such Party may possess. Each Party will retain all Tax Returns, schedules and work papers, and all material records and other documents relating to Tax matters, of the Company for any Pre-Closing Tax Period or Straddle Period until the expiration of the statute of limitations (taking into account any extensions) for the Tax periods to which the Tax Returns and other documents relate. Each Party shall make its employees reasonably available on a mutually convenient basis at its cost to provide explanation of any documents or information so provided. Section 12.5 Additional Tax Covenants. (a) To the extent permitted by applicable Law, Seller and Purchaser and their respective Affiliates shall treat any and all payments under Article 10 or this Article 12, whenever made, as an adjustment to the Purchase Price for all Tax purposes. Seller and Purchaser shall, for all Tax purposes, allocate any such adjustment between to the Company and the Purchased Assets based upon the item or items to which such adjustment is principally attributable. (b) Purchaser shall not, and shall cause its Affiliates not to, make an election under Section 338 of the Code or any comparable election applicable Tax Law with respect to the Company without Seller’s prior written consent. (c) The Parties shall treat any gains, income, deductions, losses, or other items realized by the Company for income Tax purposes with respect to any Purchaser Closing Date Transaction as occurring on the day immediately following the Closing Date. (d) In the case of any property Taxes or similar ad valorem Taxes imposed on a periodic basis and that relate to the Purchased Assets for a Straddle Period, Seller shall reimburse Purchaser for any such Taxes payable by Purchaser that are attributable to the portion of such Straddle Period ending on the Closing Date (determined in the same manner as set forth with respect to Taxes of the Company pursuant to Section 12.1(c)(i)) and Purchaser shall reimburse Seller for any such Taxes payable by Seller that are attributable to the remainder of such Straddle 64

Period. Notwithstanding the foregoing, Seller shall not be required to reimburse for any such Taxes pursuant to this Section 12.5(d) to the extent such Taxes were included in the computation of the Final Net Working Capital, included in the computation of Final Debt, or included in Final Transaction Expenses, in each case, as finally determined. Section 12.6 Transfer Taxes. Purchaser and Seller shall each bear one half of any and all stamp and recording, transfer (including all real property transfer and conveyance Taxes and fees), documentary, sales, use, registration, and other such similar Taxes, and fees, costs and expenses associated with such Taxes as a result of the transfer of the Purchased Assets and the Purchased Stock hereunder (collectively, “Transfer Taxes”) incurred as a result of the transfer of the Purchased Assets and the Purchased Stock hereunder regardless of the Person liable for such Taxes under applicable Law or local custom. The party that is required under applicable Law to file Tax Returns with respect to all such Transfer Taxes shall, at its own expense, prepare and file all such necessary Tax Returns with respect to all such Transfer Taxes, promptly provide the other party such Tax Returns and any related documentation and, to the extent required by applicable Law, Purchaser or Seller, as applicable, shall, and shall cause its Affiliates to, join in the preparation and execution of any such Tax Returns. To the extent Purchaser or Seller, as applicable, or any of their respective Affiliates files such Tax Returns with respect to Transfer Taxes and pays such Transfer Taxes, the party that did not file such Tax Return or pay such Transfer Taxes shall indemnify and hold harmless and, within ten (10) days of a written request therefor, reimburse the other party for the portion of all such Transfer Taxes for which it is liable in accordance with this Section 12.6 and the same portion of any out-of-pocket expenses incurred in connection with the preparation and filing of such Tax Returns. ARTICLE 13 MISCELLANEOUS Section 13.1 Certain Definitions. Capitalized used herein shall have the following meanings: “Accounting Firm” means KPMG US LLP. “Accrued Paid Time Off” has the meaning set forth in Section 9.1(d)(iii). “Acquisition Proposal” has the meaning set forth in Section 6.11. “Action” means any action, complaint, charge, claim, petition, audit, examination, investigation, inquiry, arbitration, judicial or administrative action, suit or proceeding (public or private), whether civil or criminal, at law or in equity, by or before any Governmental Authority. “Additional Seller Names” has the meaning set forth in Section 9.3(a)(i). “Affiliate” means, with regard to any Person, (a) any Subsidiary of such Person and (b) any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For the purposes of this definition, “control” means the possession of the power to direct, or cause the direction of, management and policies of a Person, whether through the ownership of voting securities, by Contract or otherwise. 65

“Affiliate Contract” has the meaning set forth in Section 4.12(a)(xviii). “Affiliated Person” has the meaning set forth in Section 4.20. “Agreement” means this Stock and Asset Purchase Agreement, together with all Exhibits, Schedules and other attachments hereto. “Alternative Debt Financing” has the meaning set forth in Section 6.8(b). “Anti-Corruption Laws” means all U.S. and non-U.S. Laws relating to the prevention of corruption and bribery, including the U.S. Foreign Corrupt Practices Act of 1977, as amended. “Antitrust Law” means any Law governing competition, trade regulation, foreign investment, or national security or defense matters designed to prohibit, restrict or regulate actions with the purpose or effect of monopolization or restraint of trade (including Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended), and all rules and regulations promulgated under such Laws. “Asset Purchase Price” has the meaning set forth in Section 2.5(a). “Assignment and Assumption Agreement and Bill of Sale” means the Assignment and Assumption Agreement and Bill of Sale, to be entered into on the Closing Date, by and among Purchaser, Logistics and Seller, in the form attached hereto as Exhibit C. “Assumed U.S. Benefit Plans” has the meaning set forth in Section 9.1(c)(i). “Assumed Liabilities” has the meaning set forth in Section 1.1(c). “Bonus Payment Date” has the meaning set forth in Section 9.1(c)(ii). “Business” has the meaning set forth in the recitals. “Business Day” means any day other than a Saturday, a Sunday or a day on which banks in New York, New York are authorized or obligated by Law to close. “Business Names” has the meaning set forth in Section 9.3(b)(i). “Business Employees” means (i) all individuals employed by Seller or its Affiliates on the date hereof who spend substantially all of their working time in connection with such employment providing services to the Business, all of which are set forth on Schedule 13.1(a) and (ii) all individuals employed on the date hereof by the Company, all of which are set forth on Schedule 13.1(a), so long as they spend substantially all of their working time in connection with such employment providing services to the Business, in each case other than the Excluded Employees. For the avoidance of doubt, the term Business Employees includes individuals described in the foregoing sentence who are absent due to vacation, holiday, sickness or other short-term approved leave of absence (including maternity leave, short-term disability leave and military leave or other statutory leaves), but does not include Excluded Employees. 66

“Canadian Business Employee” has the meaning set forth in Section 9.1(a). “Canadian Employee Benefit Plans” has the meaning set forth in Section 9.1(a)(ii). “CapEx Budget” has the meaning set forth in Section 4.12(a)(xii). “Capital Stock” means, with respect to a Person, (i) all capital stock, shares, limited liability company interests, units, partnership or membership interests (whether general or limited) or other equivalents of such Person’s equity, however designated and whether voting or non- voting; and (i) all options, warrants, convertible or exchangeable securities, or other similar instruments with respect to any of the foregoing. “Cash” means all cash and cash equivalents, determined in accordance with GAAP; provided, that Cash shall exclude (i) any Restricted Cash and (ii) any amounts required to fund outstanding checks or wire transfers and shall include any amounts payable upon the deposit or clearance of any received checks or wire transfers. “CBA” has the meaning set forth in Section 4.12(a)(ii). “Change of Control Payment” means any discretionary bonuses, stay or incentive bonuses, or any sale, transaction or change of control payments, severance payments, retention payments or other similar obligations payable by the Seller or any of its Affiliates (including the Company) to any Person or that will be triggered, either automatically or with the passage of time, as a result of or in connection with the consummation of the transactions contemplated by this Agreement; provided, that, for the avoidance of doubt, any discretionary bonuses, stay or incentive bonuses, or any sale, transaction or change of control payments, severance payments, retention payments or other similar obligations that become due and payable due to any action of the Purchaser or any of its Affiliates following the Closing payable by the Seller or any of its Affiliates shall not be a Change of Control Payment hereunder. “Closing” has the meaning set forth in Section 3.1. “Closing Cash” means, as of 12:01 a.m. Pacific time on the Closing Date, the Cash of the Company calculated in accordance with GAAP. “Closing Consideration” has the meaning set forth in Section 3.3(a). “Closing Date” has the meaning set forth in Section 3.1. “Closing Debt” means, at and as of immediately prior to the Closing on the Closing Date, the Debt of the Company. “Closing Net Working Capital” means, as of 12:01 a.m. Pacific time on the Closing Date, the difference between (i) the current assets of the Company and the Seller relating to the Business as of such date, and (ii) the current liabilities of the Company and the Seller relating to the Business as of such date, in the case of each of clauses (i) and (ii), calculated in accordance with GAAP and using only those line items as used in computing the Sample Working Capital set forth on Exhibit D (the “Sample Working Capital”) and computing those line items consistent with past practice 67

(to the extent consistent with GAAP); provided that any asset or liability included in the calculation of Debt, Cash, Transaction Expenses or Restricted Cash (including, for the avoidance of doubt, the Security Deposits Amount) will not be included in the calculation of Closing Net Working Capital so that the calculation of Closing Net Working Capital does not double count any asset or liability that is also included in Debt, Cash, or Transaction Expenses. “Closing Statement” has the meaning set forth in Section 2.3(a). “Closing Transaction Expenses” means, as of immediately prior to the Closing on the Closing Date, the Transaction Expenses. “Code” means, collectively, the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated by the United States Department of the Treasury thereunder. “Commitment Letters” has the meaning set forth in Section 5.5. “Company” has the meaning set forth in the recitals. “Company Employment Benefit Plan” has the meaning set forth in Section 4.15(a). “Company Policy” has the meaning set forth in Section 4.19. “Company Transaction Expenses” means, in each case, solely to the extent not paid prior to or at the Closing, without duplication, the sum of (i) all amounts that are payable by the Company to (x) Winston & Strawn LLP and any other outside counsel to the Company, Logistics or Seller and (y) Piper Jaffray and all other third party transaction advisors engaged by the Company, Logistics or Seller, including financial advisors, investment bankers, brokers, accountants and data room administrators, in connection with this Agreement and the transaction contemplated hereunder, in the case of each of clauses (x) and (y) for services rendered through the close of business on the Closing Date, (ii) the employer portion of any withholding, payroll or other Taxes payable by the Company attributable to any compensatory amount incurred in connection with the transactions contemplated hereby (including, for the avoidance of doubt, any Change of Control Payment) and any amounts payable to gross up or make whole any Person for income or excise Taxes imposed with respect to such amounts due and payable by or on behalf of the Company in connection with or arising as a result of the transactions contemplated hereby, (iii) fifty percent (50%) of the amount of any Transfer Taxes, (iv) the amount of any Change of Control Payment, and (v) fifty percent (50%) of (x) the premium under the R&W Insurance Policy, (y) any other fees and expenses of the underwriter required to be borne by Purchaser, and (z) any applicable surplus lines Taxes. “Competing Business” shall mean the distribution, fabrication, marketing and sale of commercial and industrial insulation and other related insulation products, including insulation solutions for pipes and mechanical systems, to commercial, industrial and residential end markets, including the provision of any maintenance and repair services with respect thereto, but excluding building insulation products (including, but not limited to, batts, rolls, blown, spray foam and safing), tools and accessories, safety products and Absorption Plus acoustic panels. 68

“Computer Systems” means Software, computer firmware, computer hardware, electronic data processing, telecommunications networks, network equipment, interfaces, platforms, peripherals, computer systems, and information contained therein or transmitted thereby, including any outsourced systems and processes. “Confidentiality Agreement” means that certain letter agreement dated February 27, 2018, between Seller and Dunes Point Capital, LP, regarding the disclosure of certain confidential information of Seller and its Affiliates. “Constituent Documents” means, with respect to any Person (other than an individual), the (a) certificate or articles of incorporation, organization or formation, (b) limited liability company, operating or partnership (general or limited) agreement, bylaws, articles of association or (c) similar documents or Contracts relating to the legal organization or governance of such Person. “Contract” means any contract, agreement, indenture, note, bond, instrument, lease, sublease, concession, conditional sale contract, CBA, mortgage, license, franchise, insurance policy, undertaking, commitment or other enforceable arrangement or agreement, whether written or oral. “Current Liability Policies” has the meaning set forth in Section 4.19. “Debt” means, with respect to any Person, all obligations of such Person (including all obligations in respect of principal, accrued interest, penalties, fees and prepayment premiums) (i) for borrowed money, (ii) for the deferred purchase price of goods, property, or services, including the maximum amount payable in respect of any earn out or similar obligation (but excluding customer deposits and trade payables in the Ordinary Course), (iii) under derivative or hedging instruments, including agreements for interest rate protection, swaps and collars, (iv) evidenced by notes, bonds, debentures or other instruments, (v) in respect of intercompany payables of the Company to Seller or its Affiliates, (vi) capital leases (determined in accordance with GAAP), (vii) letters of credit, surety bonds, and bankers acceptances, (viii) the unpaid amount of income Taxes of the Company for all Pre-Closing Tax Periods and the portion of any Straddle Period up to and including the Closing Date (which shall not be an amount less than zero and which shall not include any offsets or reductions with respect to Tax refunds or overpayments of Tax), and (viii) in the nature of guarantees of the obligations described in clauses (i) through (vii) above of any other Person; provided, that in no event will any Transaction Expenses be included in the calculation of Debt. “Debt Commitment Letter” shall mean the executed commitment letter, dated on the date hereof, among Purchaser and the Financing Sources party thereto, including all exhibits, schedules and annexes thereto and as amended, restated, supplemented, replaced or otherwise modified in accordance with the terms therein. “Debt Financing” has the meaning set forth in Section 5.5. “Debt Financing Documents” has the meaning set forth in Section 6.8(d). “Deductible” has the meaning set forth in Section 10.4(d). 69

“Definitive Financing Agreements” has the meaning set forth in Section 6.8(a). “Designated Liabilities” means (i) any Liability for any amounts in respect of the Closing Debt or Closing Transaction Expenses not included in the calculation of the Final Debt or Final Transaction Expenses, as applicable and (ii) any Liability under any management agreement, monitoring agreement, indemnification agreement or similar agreement between the Seller or any of its Affiliates (including the Company) on the one hand, and Lone Star Funds, LSF9 Cypress Parent 2 LLC or any of their respective Affiliates, on the other hand. “Disputed Items” has the meaning set forth in Section 2.3(c). “Dollars” or “$,” unless otherwise specified herein, means United States Dollars. The exchange rate for conversion of United States Dollars into Canadian Dollars hereunder shall be the applicable foreign exchange rate as published by The Wall Street Journal on the date hereof. “Effective Time” means 12:01 a.m. Pacific time on the Closing Date. “Enforceable” means, with respect to any Person under any Contract, that such Contract is the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except (a) to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws now or hereafter in effect relating to creditors’ rights generally, and general principals of equity (regardless of whether such enforceability is considered in Action at law or in equity) and (b) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the Governmental Authority before which any Action therefor may be brought. “Environmental Law” means any Law regulating pollution, protection of the environment, public or worker health and safety (to the extent addressing exposure to Hazardous Substances) including (i) any manner of generating, accumulating, storing, treating, transporting or disposing of any Hazardous Substance or (ii) any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the environment of any Hazardous Substance, including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Substance. “Equity Commitment Letter” shall mean the commitment letter, dated as of the date hereof, to provide to Purchaser, subject to the terms and conditions therein, equity financing in an aggregate amount set forth therein. “Equity Financing” has the meaning set forth in Section 5.5. “Escrow Agent” has the meaning set forth in the Escrow Agreement. “Escrow Agreement” means the Escrow Agreement, in substantially the form attached hereto as Exhibit E. “Estimated Adjustment Amount” has the meaning set forth in Section 2.2. 70

“Estimated Cash” means Seller’s good faith estimate of the Closing Cash. “Estimated Closing Statement” has the meaning set forth in Section 2.2. “Estimated Debt” means Seller’s good faith estimate of the Closing Debt. “Estimated Net Working Capital” means Seller’s good faith estimate of the Closing Net Working Capital. “Estimated Transaction Expenses” means Seller’s good faith estimate of the Transaction Expenses. “Event” means any event, change, effect or occurrence, state of facts, development or circumstance. “Excluded Assets” has the meaning set forth in Section 1.2(a). “Excluded Employees” means the individuals set forth on Schedule 13.1(b). “Excluded Liabilities” has the meaning set forth in Section 1.2(b). “Excluded Taxes” means (x) all Liabilities for Taxes attributable to or imposed upon Seller or Logistics (or for which Seller or Logistics may otherwise be liable) without regard to whether such Taxes relate to periods (or portions thereof) ending on or prior to the Closing Date (other than any Taxes imposed upon Seller or Logistics with respect to the Purchased Assets for the portion of any Straddle Period beginning after the Closing Date, and (y) all Liabilities for Taxes attributable or imposed on the Purchased Assets for any period ending on or prior to the Closing Date or the portion of any Straddle Period ending on the Closing Date (calculated in accordance with Section 12.1(c) (including, in the case of clause (x) and (y), any liabilities of Seller or Logistics for Taxes attributable to the transactions contemplated by this Agreement). “Existing Inventory” has the meaning set forth in Section 9.3(a)(ii). “Final Adjustment Amount” has the meaning set forth in Section 2.3(d). “Final Debt” means the Closing Debt (i) as set forth in the Closing Statement delivered by Purchaser and accepted by Seller; (ii) as set forth in the Closing Statement delivered by Purchaser, if Seller fails to timely deliver a Notice of Dispute in accordance with Section 2.3(b); (iii) as finally determined by the Accounting Firm pursuant to Section 2.3(c); or (iv) as otherwise may be mutually agreed by Purchaser and Seller. “Final Net Working Capital” means the Closing Net Working Capital (i) as set forth in the Closing Statement delivered by Purchaser and accepted by Seller; (ii) as set forth in the Closing Statement delivered by Purchaser, if Seller fails to timely deliver a Notice of Dispute in accordance with Section 2.3(b); (iii) as finally determined by the Accounting Firm pursuant to Section 2.3(c); or (iv) as modified by any agreement among Purchaser and Seller. 71

“Final Transaction Expenses” means the Closing Transaction Expenses (i) as set forth in the Closing Statement delivered by Purchaser and accepted by Seller; (ii) as set forth in the Closing Statement delivered by Purchaser, if Seller fails to timely deliver a Notice of Dispute in accordance with Section 2.3(b); (iii) as finally determined by the Accounting Firm pursuant to Section 2.3(c); or (iv) as otherwise may be mutually agreed by Purchaser and Seller. “Financial Statements” has the meaning set forth in Section 4.6(a). “Financing Related Parties” means any Financing Source’s Affiliates or any of its or its Affiliates’ former, current or future general or limited partners, stockholders, managers, members, controlling persons, agents, employees, officers, directors, accountants, consultants, legal counsel, financial advisors or any of their successors or assigns. “Financing Sources” shall those Persons that are party to the Debt Commitment Letter and any other Person who becomes a party to the Debt Commitment Letter as a Lender prior to Closing or any other Person who provides debt financing used to finance the transactions contemplated by this Agreement. “FIRPTA Certificates” has the meaning set forth in Section 7.8. “Former Business Employees” means individuals who were formerly employed by the Business or its predecessors. “Fraud” means (i) with respect to the Company, Logistics or Seller, means that Lonnie Ray Sears, Dan Bofinger, Mike Feehery or Chance Mercure actually knew that the Company, Logistics or Seller was deliberately making an untrue representation or warranty in this Agreement, or in any Transaction Document or any certificate delivered hereunder or thereunder, with the intent to deceive and induce reliance upon such representation and warranty and that Purchaser relied on such representation or warranty (it being understood that the intent of the foregoing is not to convert a contract claim into a tort claim), or (ii) with respect to Purchaser, means that James Baker, Adam Cohn or Erik Minor actually knew that Purchaser was deliberately making an untrue representation or warranty in this Agreement, or in any Transaction Document or any certificate delivered hereunder or thereunder, with the intent to deceive and induce reliance upon such representation and warranty and that Seller, Logistics or the Company, as applicable, relied on such representation or warranty (it being understood that the intent of the foregoing is not to convert a contract claim into a tort claim). “Fundamental Representations” shall mean the representations and warranties of the Seller set forth in Section 4.1 (Organization and Good Standing), Section 4.2 (Capital Structure), Section 4.3 (Authorization of Agreement), Section 4.5 (Brokers), Section 4.8 (Taxes), Section 4.9(b) (Ownership of Assets), Section 5.1 (Organization and Good Standing), Section 5.2 (Authorization of Agreement), Section 5.7 (Brokers) and Section 5.8 (Parent Limited Guaranty). “Funded Debt” means any Debt of the Company of the type contemplated by clauses (i) and (iv) of the definition of Debt. “GAAP” means United States generally accepted accounting principles, as in effect at the relevant time. 72

“Government Official” means any officer or employee of a Governmental Authority, or of a public organization or any Person acting in an official capacity for or on behalf of any such Governmental Authority. “Governmental Authority” means any government or governmental or regulatory body thereof, or political subdivision thereof, of any country or subdivision thereof, whether national, federal, state, provincial, municipal or local, or any agency, official, subdivision, commission or instrumentality thereof, or any court or arbitrator (public or private). “Hazardous Substance” means any substance, waste or material regulated as a “hazardous waste” or “hazardous substance” under, or for which standards of conduct or liability are imposed pursuant to, any Environmental Law. “Inactive Employee” has the meaning set forth in Section 9.1(b)(i). “Indemnification Escrow Account” means an account established by the Escrow Agent pursuant to the Escrow Agreement to hold the Indemnification Escrow Amount. “Indemnification Escrow Amount” means $612,500. “Indemnification Escrow Funds” means, as of any time, the portion of the Indemnification Escrow Amount then remaining in the Indemnification Escrow Account. “Indemnified Party” means a Person entitled to indemnification under this Agreement. “Indemnified Taxes” means (i) all Taxes (or the nonpayment thereof) of the Company for all Pre- Closing Tax Periods and the portion of any Straddle Period up to and including the Closing Date, (ii) any and all Taxes of any affiliated, consolidated, combined, unitary or similar group imposed on the Company by reason of the Company being a member of any such group on or prior to the Closing Date, (iii) any and all Taxes of any Person (other than the Company) imposed on the Company as a transferee or successor, by contract or pursuant to any law, rule or regulation, which Taxes relate to an event or transaction occurring before the Closing, and (iv) the reasonable out-of-pocket costs of preparing all Tax Returns to the extent provided in Section 12.1(a). “Indemnifying Party” means the Party from which indemnification is sought under this Agreement. “Individual Agreements” has the meaning set forth in Section 4.12(a)(i). “Intellectual Property” means all intellectual or proprietary rights arising under the laws of any jurisdiction throughout the world, including: (a) Trademarks; (b) all pending and issued patents, including design patents and utility patents, reissues, divisions, continuations, continuations-in-part, reexaminations and extensions thereof; (c) copyrights and copyrightable works; (d) invention disclosures; (e) Internet domain names; (f) trade secrets and specialized knowledge which is proprietary, formulae, product formulations, processes, product designs, specifications, quality control, procedures, technology, technical information, engineering data and design and engineering specifications; (g) rights in Software and data, and (h) registrations of, and 73 applications to register, any of the foregoing with any Governmental Authority and any renewals or extensions thereof. “Interim Balance Sheet” means the unaudited consolidated balance sheet of the Business as of the Interim Balance Sheet Date. “Interim Balance Sheet Date” means July 31, 2018. “Interim Financial Statements” has the meaning set forth in Section 4.6(a). “Intervening Event” has the meaning set forth in Section 6.13(b). “Investment Canada Act” means the Investment Canada Act (Canada), and the regulations promulgated thereunder, as amended. “Knowledge of Seller” means the actual knowledge after review of this Agreement and the Schedules, and assuming reasonable independent investigation, of Lonnie Ray Sears, Dan Bofinger, Mike Feehery and Chance Mercure. “Law” means, with regard to any Person, any national, federal, state, provincial, municipal or local law (including common law), statute, constitutional provision, code, ordinance, rule, regulation, directive, concession, Order or other requirement of any Governmental Authority applicable to such Person. “Leased Real Property” has the meaning set forth in Section 4.10(b). “Liability” or “Liabilities” means any indebtedness, obligations or liabilities of any kind, whether accrued or fixed, known or unknown, liquidated or unliquidated, absolute, contingent or otherwise, and whether due or to become due or asserted or unasserted. “Liability Policies” has the meaning set forth in Section 4.19. “Lien” means any lien (statutory or otherwise), pledge, mortgage, deed of trust, security interest, easement, covenant, license, charge, servitude, transfer restriction or encumbrance of any kind. “Losses” means all claims, actions, causes of action, judgements, awards, Taxes, losses, damages, Liabilities, costs or expenses, including reasonable attorneys’ fees and expenses. “Material Adverse Effect” means any Event that, individually or together with all other such Events, has had or would reasonably be expected to have a material or adverse effect on (A) the Company or the Business taken as a whole, except for any such Event to the extent relating to or arising out of (a) changes in GAAP or the interpretation thereof, (b) changes resulting from the public announcement of the Transaction or the identity of the Purchaser, including any adverse change in any employee, customer, distributor, supplier or similar relationship resulting therefrom, (c) changes or developments resulting from any action expressly required or permitted to be taken by this Agreement or in order to consummate the Transaction (excluding, for the avoidance of doubt, compliance with the provisions of Section 6.2), or any act or omission taken or omitted to 74 be taken at the express written request of Purchaser, (d) changes or developments in financial, debt, credit or securities markets or the economy in general, including changes in currency exchange or interest rates, (e) the failure to meet any revenue, earnings or other financial or operational forecasts or projections (provided that the underlying causes of any such failure may be taken into account to the extend not otherwise prohibited by clauses (a) through (f)), or (f) changes or developments resulting from acts of hostilities, terrorism, sabotage or war (whether or not declared), or any worsening thereof, or any natural disaster or act of God; except in the case of (d) or (f), to the extent that the Company or the Business, taken as a whole, is disproportionately affected compared to other similarly situated participants in the industry in which the Business operates, (g) the exclusion of, or any changes or developments affecting, the Excluded Assets or Excluded Liabilities, or (h) any adverse change in or effect on the Company that is caused by any delay in consummating the Closing as a result of any violation or breach by Purchaser of any covenant, representation or warranty contained in this Agreement; or (B) the ability of the Seller or Logistics to timely consummate the transactions contemplated hereby and by the Transition Services Agreement. “Material Contracts” has the meaning set forth in Section 4.12(a)(xviii). “Material Customers” has the meaning set forth in Section 4.18. “Material Suppliers” has the meaning set forth in Section 4.18. “Net Working Capital Lower Limit” means $69,000,000. “Net Working Capital Upper Limit” means $71,000,000. “New Contract” has the meaning set forth in Section 6.9. “New Debt Commitment Letters” has the meaning set forth in Section 6.8(b). “New U.S. Welfare Plans” has the meaning set forth in Section 9.1(d)(i). “Notice of Dispute” has the meaning set forth in Section 2.3(b). “Offer Letter” has the meaning set forth in Section 9.1(b)(i). “Order” means any determination, order, injunction, judgment, decree, ruling, writ, temporary restraining order, assessment or award of any Governmental Authority. “Ordinary Course” means, as it relates to the Business, in a manner substantially the same as that normally employed by the Company, Logistics or Seller, as applicable, in the ordinary course business, consistent with the Business’s practices over the preceding twelve (12) months, including, as applicable, with respect to quantity and frequency. “Overpayment Credits” means any overpayment of Taxes of the Company from a Pre- Closing Tax Period applied to reduce Taxes in a tax period beginning after the Closing Date. “Parent” has the meaning set forth in Section 5.8(a). 75

“Parent Limited Guaranty” has the meaning set forth in Section 5.8(a). “Party” or “Parties” has the meaning set forth in the preamble. “Payoff Letters” has the meaning set forth in Section 3.4(a). “Permit” means any approval, authorization, consent, franchise, license, permit or certificate of or by any Governmental Authority. “Permitted Liens” means (a) Liens for current Taxes, assessments or other claims not yet delinquent or the amount or validity of which is being contested in good faith by appropriate proceedings and for which adequate reserves have been established on the Interim Balance Sheet in accordance with GAAP; (b) statutory, mechanics’, carriers’, workers’, repairers’ and similar Liens arising under applicable Law and incurred in the Ordinary Course or the amount or validity of which is being contested in good faith by appropriate proceedings and for which adequate reserves have been established on the Interim Balance Sheet in accordance with GAAP; (c) Liens in favor of any lessor, sub-lessor, licensor or sub-licensor arising under any Contract provided such Liens do not affect the use or value of the assets affected thereby; (d) with respect to any Leased Real Property, all public and private roads, streets and sidewalks, and electric power, telephone, cable, gas, sanitary sewer, storm sewer, water and other utility improvements and structures, and all licenses, easements, rights-of-way and other similar agreements or arrangements relating thereto which do not affect the use or value of the Leased Real Property affected thereby. “Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, representative office, branch, Governmental Authority or other similar entity. “Personnel Records” has the meaning set forth in Section 9.1(f). “Post-Closing Tax Period” means any taxable period (or portion of a Straddle Period) beginning after the Closing Date. “Pre-Closing Representation” has the meaning set forth in Section 13.15(a)(i). “Pre-Closing Tax Period” means any taxable period ending on or prior to the Closing Date. “Prior Company Counsel” has the meaning set forth in Section 13.15(a)(i). “Products” has the meaning set forth in Section 4.22(a). “Proposed Adjustment Amount” has the meaning set forth in Section 2.3(a). “Purchase Price” has the meaning set forth in Section 2.1. “Purchase Price Allocation Schedule” has the meaning set forth in Section 2.5(b). “Purchased Assets” has the meaning set forth in Section 1.1(b). “Purchased Stock” has the meaning set forth in Section 1.1(a). 76

“Purchaser” has the meaning set forth in the preamble. “Purchaser 401(k) Plan” has the meaning set forth in Section 9.1(d)(iv). “Purchaser Closing Date Transaction” means any transaction engaged in by the Company on the Closing Date, after the Closing, that is not contemplated by this Agreement and is outside the Ordinary Course, including any transaction engaged in by the Company in connection with the financing of any obligations of the Purchaser to make a payment under this Agreement. “Purchaser Material Adverse Effect” means any Event that has had, or would reasonably be expected to have, a material adverse effect on Purchaser’s ability to consummate the Transaction. “Purchaser Parties” means, collectively, Purchaser and Purchaser’s Affiliates, and each of their respective Representatives. “Purchaser Prepared Returns” has the meaning set forth in Section 12.1(a). “Purchaser Releasee” has the meaning set forth in Section 9.7. “Purchaser Releasors” has the meaning set forth in Section 9.7. “R&W Insurance Policy” means the “buyer’s” representations and warranties insurance policy from the R&W Provider, bound as of the date of this Agreement, in substantially the form attached hereto as Exhibit F. “R&W Provider” means Ethos Specialty Insurance Services LLC. “Real Property Leases” has the meaning set forth in Section 4.10(b). “Rebates” means all rebates due to the Seller and/or the Company from their respective vendors with respect to any period prior to the Closing. “Remaining Inventory” has the meaning set forth in Section 9.3(b)(ii). “Representative” means, with respect to any Person, such Person’s Affiliates and its and their respective equityholders, managers, directors, officers, employees, consultants, financial advisors, legal counsel, accountants and other agents. “Restricted Cash” means any Cash (i) the use of which is restricted by Law or Contract, including the Security Deposits Amount and any other deposits with third parties, (ii) that are insurance proceeds in respect of a condemnation, casualty, loss or other material damage to any of the assets of the Business prior to the Closing Date that have not been used to repair or replace such condemned or damaged property as permitted or required pursuant to the terms hereof, (iii) that are held by the Company that cannot be repatriated to the United States, and (iv) equal to the withholding or other Taxes that would be imposed on the repatriation to the United States of any Cash held by the Company. 77

“Restricted Party” has the meaning set forth in Section 9.9(a). “Retained U.S. Benefit Plans” has the meaning set forth in Section 9.1(c)(i). “Review Period” has the meaning set forth in Section 2.3(b). “Sanctioned Country” means any country or region that is, or has been in the last five years, the subject or target of a comprehensive embargo under Trade Control Laws (including, without limitation, Cuba, Iran, North Korea, Sudan, Syria, and the Crimea region of Ukraine). “Sanctioned Person” means any Person that is the subject or target of sanctions or restrictions under Trade Control Laws, including: (i) any Person listed on any applicable U.S. or non-U.S. sanctions- or export-related restricted party list, including, without limitation, the U.S. Department of the Treasury Office of Foreign Assets Control’s Specially Designated Nationals and Blocked Persons List; (ii) any entity that is, in the aggregate, 50 percent or greater owned, directly or indirectly, or otherwise controlled by a Person or Persons described in clause (i); or (iii) any national of a Sanctioned Country. “Schedules” means the disclosure schedules to Article 4 prepared and delivered by Seller and Purchaser on the date of this Agreement. “Security Deposits Amount” means an amount equal to all of the security deposits paid by the Seller under any Real Estate Leases related to the Business to which the Seller is party plus all of the security deposits paid by the Company under all Real Estate Leases to which the Company is party, in each case, calculated as of the Closing Date and in accordance with GAAP. “Seller” has the meaning set forth in the preamble. “Seller 401(k) Plan” has the meaning set forth in Section 9.1(d)(iv). “Seller Employee Benefit Plans” has the meaning set forth in Section 4.15(a). “Seller Names” has the meaning set forth in Section 9.3(a). “Seller Occurrence-Based Insurance Policies” has the meaning set forth in Section 9.10(a). “Seller Parties” means, collectively, Seller and Seller’s Affiliates, and each of their respective Representatives. “Seller Releasee” has the meaning set forth in Section 9.7. “Seller Releasors” has the meaning set forth in Section 9.7. “Seller Transaction Expenses” means, without duplication, all fees and expenses of the Seller and its Affiliates incurred in connection with the Agreement and the transactions contemplated hereby, which have not otherwise been paid at or prior to Closing and to the extent such fees and expenses do not constitute Company Transaction Expenses, including all amounts 78 that are payable by the Seller, Logistics or their respective Affiliates to any third party transaction advisors, including financial advisors, investment bankers, brokers, legal counsel, accountants and data room administrators, in connection with this Agreement and the transaction contemplated hereunder, for services rendered through the close of business on the Closing Date and all Change in Control Payments (in each case, including the employer portion of any payroll, social security, unemployment or similar Taxes imposed on such amounts). “Seller’s Termination Expenses” has the meaning set forth in Section 13.7. “Selling Employer” means Seller or any Affiliate of Seller that employs a Business Employee or employed a Former Business Employee. “Shared Contract” has the meaning set forth in Section 6.9. “Software” means any and all computer programs, including operating system and applications software, implementations of algorithms, and program interfaces, whether in source code or object code form, databases and all documentation relating to the foregoing, including user manuals relating to the foregoing. “Specified Representations” shall mean the representations and warranties of the Seller set forth in Section 4.1 (Organization and Good Standing), Section 4.2 (Capital Structure), Section 4.3 (Authorization of Agreement), Section 4.5 (Brokers), Section 4.9(b) (Ownership of Assets), Section 5.1 (Organization and Good Standing), Section 5.2 (Authorization of Agreement), Section 5.7 (Brokers) and Section 5.8 (Parent Limited Guaranty). “Straddle Period” means any taxable period beginning on or prior to and ending after the Closing Date. “Subsidiary” means, with respect to any Person, any other Person of which such Person (either alone or through or together with any other Subsidiary) owns, directly or indirectly, a majority of the outstanding equity securities or securities carrying a majority of the voting power in the election of the board of directors or other governing body of such Person (or is entitled to the majority of the profits or holds a majority of the partnership or similar interests of such Person). “Tax” or “Taxes” means any net income, capital gains, gross income, gross receipts, sales, use, transfer, ad valorem, escheat, abandoned or undefined property, good and services, harmonized sales Tax, franchise, profits, license, capital, stamp, duties, import or export taxes, withholding, payroll, employer contribution, employment, property, alternative, value added, or other tax of any kind whatsoever imposed by any Governmental Authority, or any interest, with respect to the Company penalties or additional tax incurred under Laws with respect to such taxes. “Tax Act” means the Income Tax Act, R.S.C. 1985 (5th Supp.) c.1., as amended, and the regulations promulgated thereunder. “Tax Benefit” shall, with respect to the Company, mean any reduction in Taxes payable to a Governmental Authority calculated on a with or without basis. “Tax Proceeding” has the meaning set forth in Section 12.3. 79

“Tax Return” means a report, return, declaration, report, form, notice, claim for refund or other information return supplied or required to be supplied to a Governmental Authority with respect to Taxes (including any amendments and schedules thereto). “Tax Sharing Agreement” has the meaning set forth in Section 4.8(f). “Termination Fee” has the meaning set forth in Section 11.3(a). “Third Party Claim” means any claim for indemnification under this Agreement that arises out of, relates to or results from any claim or Action by any Person other than the Parties. “Third Party Intellectual Property” means Intellectual Property owned by any Person, other than the Seller or the Company, without regard as to whether the Seller or the Company has any rights therein, used in the conduct of the Business. “Threshold” has the meaning set forth in Section 10.4(c). “Trade Control Laws” means all U.S. and non-U.S. Laws relating to (i) economic, trade, and financial sanctions, including, without limitation, those administered and enforced by the U.S. Department of Treasury Office of Foreign Assets Control, the U.S. Department of State, the European Union, Her Majesty’s Treasury, and the United Nations; (ii) export, import, reexport, transfer, and retransfer controls, including, without limitation, those administered and enforced by the U.S. Department of Commerce Bureau of Industry and Security, U.S. Customs and Border Protection, the European Union, the United Kingdom, and the United Nations; (iii) antiboycott requirements and (iv) the prevention of money laundering. “Trademarks” means trademarks, service marks, brand names, logos, certification marks, trade dress, assumed names and trade names, including all applications for registration therefor and all translations, adaptations, derivations, renewals, modifications and extensions thereof, and all goodwill associated therewith. “Transaction” means, collectively, the transactions contemplated by this Agreement and the other Transaction Documents. “Transaction Documents” means, collectively, this Agreement, the Transition Services Agreement, the Assignment and Assumption Agreement and Bill of Sale, the Escrow Agreement and all other agreements, instruments and certificates contemplated hereby and thereby. “Transaction Expenses” means the Seller Transaction Expenses and Company Transaction Expenses. “Transfer Taxes” has the meaning set forth in Section 12.6. “Transferred Employee” has the meaning set forth in Section 9.1(b)(ii). “Transition Services Agreement” means the Transition Services Agreement, to be dated as of the Closing Date, by and between the Seller and the Company, in the form attached hereto as Exhibit G. 80

“U.S. Transferred Employee” has the meaning set forth in Section 9.1(b)(ii). “United States” means the United States of America. “Unresolved Indemnification Claims” has the meaning set forth in Section 10.8. “WARN Act” has the meaning set forth in Section 9.1(f). “Welfare Plan Losses” has the meaning set forth in Section 9.1(d)(i). “Year-End Financial Statements” has the meaning set forth in Section 4.6(a). Section 13.2 Rules of Construction. This Agreement is the result of the joint efforts of Purchaser, Logistics and Seller, and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the Parties and there shall be no construction against either Party based on any presumption of that Party’s involvement in the drafting thereof. Any reference to any statute or Law shall be deemed also to refer to all rules and regulations promulgated thereunder, interpretations thereof, amendments thereto and successor provisions, unless the context requires otherwise. Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (a) any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders, (b) the terms “include,” “includes” and “including” shall be inclusive and not exclusive and shall be deemed to be followed by the following phrase “without limitation,” (c) “hereof,” “herein,” “hereunder” and words of similar import will refer to this Agreement as a whole and not to any particular Section or provision of this Agreement, (d) “or” shall not be exclusive, (e) references Sections and Articles refer to the numbered and lettered Articles, Sections and subsections of this Agreement, and references to a particular Article or Section of this Agreement will include all subdivisions thereof, (f) the word “will” shall have the same meaning as the word “shall”; (g) the word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends and shall not simply mean “if”; (h) references to “day” or “days” in the lower case means calendar days; (i) references to the “date hereof” are to the date of this Agreement; (j) references to a particular Person include such Person’s successors and assigns to the extent not prohibited by this Agreement; and (k) “made available,” “delivered” and words of similar import shall, for purposes of Article 4, shall mean that the information referred to has been posted in the Intralinks “Project Shield” data room established by Seller at least two (2) Business Days prior to the date hereof and remains available for viewing as of the date hereof. All monetary amounts in this Agreement are expressed in Dollars. Section 13.3 Confidentiality; Publicity. (a) Purchaser hereby acknowledges, covenants and agrees that (i) the Confidentiality Agreement remains in full force and effect in accordance with its terms, (ii) any confidential information of or relating to the business and operations of Seller or any of its Affiliates and Representatives disclosed in connection with this Agreement or the Transaction shall subject to the terms of Confidentiality Agreement to the extent constituting “Confidential Information” thereunder, and (iii) the provisions of this Section 13.3(a) shall continue in full force and effect regardless of any termination of this Agreement or abandonment of the Transaction. 81

(b) No Party shall issue any press release, make any public statement or otherwise communicate with any news or media outlet regarding the execution or performance of this Agreement, without the prior written consent of the other Parties, unless (i) such information is otherwise generally available to and known by the public, other than as a result of a disclosure by the Party made in breach of this Section 13.3(b), or (ii) the release of such information is, in the reasonable judgment of the Party (based on advice of counsel), required by any Law or Order to which the Party is bound or subject. Each Party shall advise and cooperate with the other Parties with respect to the timing and content all such releases, statements and other communications concerning this Agreement or the Transaction; provided, however, that (a) following the Closing, any Party may make announcements (x) that are required by applicable Laws or stock exchange rule or (y) that are consistent with the Parties’ prior public disclosures regarding the transactions contemplated hereunder and may disclose the fact of and the identity of the Parties to this transaction, but, in the case of this clause (b), not any of the economic or other material terms of this Agreement except as required by applicable Law, and (b) the Purchaser and its Affiliates may provide customary information regarding this Agreement and the transactions contemplated hereby to existing or prospective investors, equity holders, members, managers and any of their respective Affiliates. Section 13.4 Entire Agreement. The Schedules and Exhibits to this Agreement shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein; provided, that no form of Transaction Document attached hereto (or the terms therein) shall have any binding legal effect unless until such Transaction Document is duly executed and delivered by each party thereto (and then only to the extent provided therein). Any matter disclosed by the Parties on any one Schedule shall be deemed disclosed for purposes of each other Schedule to the extent that the applicability of such disclosure to such other Schedule is reasonably apparent on the face of such disclosure. This Agreement (together with the Schedules, Exhibits, all other Transaction Documents and other agreements referenced herein) and the Confidentiality Agreement contain, and are intended as, a complete statement of all of the terms, conditions and arrangements between the Parties with respect to the matters provided for herein, and supersede any previous agreements and understandings between the Parties with respect to those matters. Section 13.5 Governing Law. This Agreement and all disputes and other matters arising hereunder (whether in contract, tort or otherwise) shall be governed by and construed in accordance the internal Laws of the State of New York applicable to agreements made in and to be wholly performed in such state, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of New York. Section 13.6 Jurisdiction; Waiver of Jury Trial. (a) With respect to any Action, each Party irrevocably (i) agrees and consents to be subject to the exclusive jurisdiction of the state and federal courts in the Borough of Manhattan within the City of New York and (ii) waives (A) any objection which it may have at any time to the laying of venue of any Action brought in any such court, (B) any claim that such Action has been brought in an inconvenient forum and (C) the right to object, with respect to such Action, that such court does not have any jurisdiction over such Party. The foregoing consent to 82 jurisdiction shall not constitute general consent to service of process in the State of New York for any purpose except as provided above and shall not be deemed to confer rights on any Person other than the respective Parties to this Agreement. Each of Seller, Logistics and Purchaser irrevocably agrees that service of any process, summons, notice or document by United States registered mail to such Party’s address set forth in Section 13.9 shall be effective service of process for Action in New York with respect to any matters for which it has submitted to jurisdiction pursuant to this Section 13.6. (b) WITHOUT LIMITING THE TERMS OF SECTION 13.6(A), IF NOTWITHSTANDING THOSE TERMS ANY ACTION, CAUSE OF ACTION, CLAIM, CROSS-CLAIM OR THIRD-PARTY CLAIM OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR IN EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, IS BROUGHT OR MAINTAINED AGAINST ANY PARTY, ANY FINANCING SOURCE OR ANY FINANCING RELATED PARTY IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, INCLUDING ANY DISPUTE ARISING OUT OF OR RELATING IN ANY WAY TO THE DEBT FINANCING OR THE PERFORMANCE THEREOF, THE PARTIES HERETO AGREE THAT IT MAY NOT BE BROUGHT OR MAINTAINED IN ANY FORUM OTHER THAN ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA LOCATED IN, OR, IF THAT COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, IN ANY STATE COURT LOCATED IN, IN EACH CASE, THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK AND EACH OF THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF EACH SUCH COURT IN ANY SUCH ACTION OR PROCEEDING AND WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO VENUE OR TO CONVENIENCE OF FORUM. (c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE, WHETHER IN CONTRACT, TORT, OR OTHERWISE, RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTION IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES (INCLUDING ANY LEGAL ACTION ARISING OUT OF OR RELATING IN ANY WAY TO THE DEBT FINANCING OR THE PERFORMANCE THEREOF AGAINST ANY FINANCING SOURCE OR ANY FINANCING RELATED PARTY), AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, THE FACTS AND CIRCUMSTANCES LEADING TO THE EXECUTION OR PERFORMANCE HEREOF AND THEREOF, OR THE TRANSACTION. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, ATTORNEY OR OTHER AGENT OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (iii) IT MAKES SUCH WAIVER KNOWINGLY AND VOLUNTARILY, AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.6(A). Section 13.7 Expenses. Except as otherwise expressly provided in this Agreement, each Party shall bear its own expenses (including fees and disbursements of its counsel, accountants and other experts) incurred by it in connection with the preparation, negotiation, execution, delivery and performance of this Agreement and each other Transaction Document, and the consummation of the Transaction. 83

Section 13.8 Table of Contents and Headings. The table of contents, captions and section headings in this Agreement and in the Schedules are for convenience of reference only and are to be given no effect in the construction, interpretation or effect hereof. Section 13.9 Notices. All notices, requests, demands, and other communications hereunder shall be in writing and deemed to have been given (a) when delivered personally with confirmation of receipt, (b) when delivered if sent by a recognized overnight courier with confirmation of receipt, or (c) on the date sent, if sent by facsimile or e-mail prior to 6:00 pm Pacific time on any Business Day, with confirmation of transmission, if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, to a Party at the following address (or to such other address as such Party may have specified by notice given to the other Party pursuant to this Section 13.9): If to Seller or Logistics, to: Foundation Building Materials, LLC 741 Walnut Ave. Suite 200 Tustin, CA 92780 Tel: (714) 380-3127 Email: ric.tilley@sbmsales.com Attn: Ric Tilley with a copy to: Winston & Strawn LLP 333 S. Grand Ave. Los Angeles, CA 90071 Tel: (213) 615-1719 Fax: (213) 615-1750 Email: evadavis@winston.com Attn: Eva Davis If to Purchaser, to: SPI LLC c/o Dunes Point Capital, LLC 411 Theodore Fremd Avenue Suite 125 Rye, NY 10580 Tel: (914) 269-2020 Email: James.Baker@dunespointcapital.com Attn: James Baker with a copy to: Kirkland & Ellis LLP 300 North LaSalle Chicago, IL 60654 Tel: (312) 862-2201 Fax: (312) 862-2200 Email: jeffrey.seifman@kirkland.com michael.sartor@kirkland.com 84

Attn: Jeffrey Seifman, P.C. Michael Sartor Section 13.10 Severability. The invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any other provision hereof or render invalid or unenforceable such provision in any other jurisdiction. To the extent that any provision hereof is deemed to be invalid or unenforceable, such provision shall be modified to the minimum extent necessary to make such provision enforceable under applicable Law in its reduced form and so as to give the maximum effect to the intent of the Parties. Section 13.11 Binding Effect; No Third-Party Beneficiaries; No Assignment. This Agreement shall be legally binding upon and inure to the benefit of the Parties and their respective successors and assigns. Nothing herein shall create or be deemed to create any third-party beneficiary rights in any Person that is not a Party, except that (i) the Seller Parties and Purchaser Parties shall be express third-party beneficiaries of Article 10), (ii) each Seller Party and Prior Company Counsel shall be an express third-party beneficiary of Section 13.15 and (iii) the Non- Recourse Parties are express third-party beneficiaries of Section 11.3(b). No assignment hereof or of any rights or obligations hereunder may be made by any Party (by operation of law or otherwise) without the other Party’s prior written consent and any attempted assignment without such required consent shall be without effect; provided, that (i) Purchaser may make a collateral assignment of all or part of its rights under this Agreement to any lender (or agent therefor) of Purchaser’s or the Company’s secured loans (provided, further, that no such assignment shall limit Purchaser’s obligations hereunder or relieve Purchaser of any of its obligations hereunder), and (ii) Purchaser may assign any of its rights or obligations hereunder to any Affiliate of Purchaser; provided further, that no assignment pursuant to the immediately preceding clause (ii) shall limit Purchaser’s obligations hereunder or relieve Purchaser of any of its obligations hereunder. Section 13.12 Amendments. This Agreement may be amended, supplemented or modified only pursuant to a written instrument making specific reference hereto signed by all of the Parties. Section 13.13 Waiver. At any time, the Parties may (a) extend the time for the performance of any of the obligations or other acts of the Parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, or (c) waive compliance with any of the agreements or conditions contained herein, to the extent permitted by applicable Law. Any agreement on the part of a Party to any such extension or waiver will be valid only if set forth in a writing signed on behalf of such Party. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any such prior or subsequent occurrence. Section 13.14 Specific Performance. (a) Each Party expressly acknowledges and agrees that each Party would suffer irreparable harm if any of the covenants of the Agreement are not performed in accordance with their specific terms or are otherwise breached. Accordingly, each Party agrees that the other Party shall be entitled to an injunction or injunctions to prevent the breach of any provision of this 85

Agreement and to enforce specifically this Agreement and the terms and provisions hereof, in addition to any other remedy to which such Party may be entitled, at law, in equity or otherwise. (b) Notwithstanding the foregoing or anything in this Agreement to the contrary, the Parties hereby acknowledge and agree that (A) Seller and Logistics shall not be entitled to specific performance to cause Purchaser to cause the Equity Financing to be funded pursuant to the terms and conditions of the Equity Commitment Letter and to thereafter cause the Purchaser to effect the Closing in accordance with Section 2.5, in each case, unless (i) all conditions in Article 7 have been satisfied (other than conditions that by their nature are to be satisfied by actions to be taken at the Closing, but subject to the satisfaction of such conditions at the Closing), (ii) the Debt Financing has been funded in accordance with the terms of the Debt Commitment Letter or the Financing Sources have irrevocably confirmed in writing that such Debt Financing will be funded at the Closing if the Equity Financing is contemporaneously funded at the Closing, (iii) each of Seller and Logistics has irrevocably notified Purchaser in writing that all of the conditions in Article 8 have been satisfied or irrevocably waived and that the Seller and Logistics are ready, willing and able to consummate the Closing if specific performance is granted and the Equity Financing and the Debt Financing are funded, and (iv) Purchaser fails to consummate the Closing within three (3) Business Days of the date the Closing was required to have occurred pursuant to Section 2.5, and (B) notwithstanding anything herein to the contrary (including Section 5.5), it is acknowledged and agreed that the Seller and Logistics shall not be entitled to seek the remedy of specific performance with respect to Purchaser’s rights under the Debt Commitment Letter against the Financing Sources. Section 13.15 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. Copies of executed counterparts transmitted by facsimile or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 13.15. Section 13.16 Legal Representation. (a) Purchaser, for itself and on behalf of the Purchaser Parties (including the Company following the Closing), hereby: (i) acknowledges that Winston & Strawn LLP (any other legal counsel representing the Company or Seller Party prior to the Closing, each, a “Prior Company Counsel”) represented the Seller and the Company prior to the Closing in connection with preparation, negotiation, execution and delivery of this Agreement and the other Transaction Documents, and Transaction generally (“Pre-Closing Representation”), and may continue to represent the Seller Parties in various matters from and after the Closing, including in connection with any dispute with the Purchaser Parties arising out of or relating to the Transaction Documents or the Transaction; (ii) waives any claim that Prior Company Counsel has or will have or that the Pre-Closing Representation creates or will create conflict of interest, or that Prior Company Counsel or is otherwise prohibited from representing any Seller Party in any dispute with any Purchaser Party or any other matter arising out of or relating to 86 the Transaction Documents (the negotiation or subject matter hereof and thereof) or the Transaction, after the Closing Date, despite the fact that (A) the interests of one or more of the Seller Parties in such dispute or other matter may be directly adverse to the interests of one or more Purchaser Parties and (B) Prior Company Counsel may have represented one or more of the Company in a matter substantially related to such dispute or other matter and may be handling ongoing matters for one or more Purchaser Parties; and (iii) covenants and agrees, that (A) as to all communications between any Prior Company Counsel, on the one hand, and any Seller Party or the Company (with respect to the Company, solely prior to the Closing), on the other hand, relating in any way to the Pre-Closing Representation that constitutes communications protected by the attorney-client privilege, the attorney-client privilege and the expectation of client confidence belong to and shall be controlled by the Seller or Seller Party, and shall not pass to or be claimed by any Purchaser Party, and (B) no Purchaser Party may use or rely on any communications described in clause (A) in any claim or Action against or involving any of the Seller Parties. (b) Notwithstanding the foregoing, if after the Closing a dispute arises between any Purchaser Party, on the one hand, and any other Person (other than a Seller Party), on the other hand, then such Purchaser Party (to the extent applicable) may assert the attorney-client privilege to prevent disclosure to such other Person of confidential communications by Prior Company Counsel; provided, that no Purchaser Party may waive such privilege without the prior written consent Seller. (c) This Section 13.16 is for the benefit of the Seller Parties and each Prior Company Counsel, and the Seller Parties and each Prior Company Counsel are intended third- party beneficiaries of this Section 13.16. This Section 13.16 shall survive the Closing indefinitely, shall be irrevocable, and no term of this Section 13.16 may be amended, waived or modified, without the prior written consent of each of the Seller and Prior Company Counsel affected thereby. (d) Parent further acknowledges and agrees that it has had adequate opportunity to consult with counsel of its choosing, and has consulted with such counsel, in connection with its decision to agree to the terms of this Section 13.16. [Signature Page Follows] 87

EXHIBIT TRANSITION SERVICES AGREEMENT by and among SPI LLC, FOUNDATION BUILDING MATERIALS, LLC, and FBM CANADA SPI, INC. Dated as of [ ], 2018

FORM OF TRANSITION SERVICES AGREEMENT This TRANSITION SERVICES AGREEMENT, dated as of [________], 2018 (the “Effective Date”) (this “Agreement”), is made by and among SPI LLC, a Delaware limited liability company established under the Laws of Delaware (“Purchaser”), Foundation Building Materials, LLC, a California limited liability company (“Seller”), and FBM Canada SPI, Inc., an Alberta corporation (“Company”). Purchaser, the Company and Seller are each referred to herein individually as a “Party,” and collectively, as the “Parties.” R E C I T A L S: WHEREAS, Purchaser, Company and Seller have entered into the Stock and Asset Purchase Agreement, dated as of September 26, 2018 (as amended, modified or supplemented from time to time in accordance with its terms, the “Purchase Agreement”), pursuant to which, at the Closing, Purchaser acquired all of the issued and outstanding capital stock of the Company, the Purchased Assets and the Business from Seller, upon the terms and subject to the conditions set forth in the Purchase Agreement; WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, Seller desires to provide, or cause to be provided, to the Company and Purchaser, and Purchaser and the Company desire to receive from Seller, certain services on a transitional basis, upon the terms and subject to the conditions set forth herein. NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the Parties hereby agree as follows: ARTICLE I DEFINITIONS Section 1.01 Certain Defined Terms. (a) Unless otherwise defined herein, all capitalized terms used herein shall have the meaning ascribed to the terms as set forth in the Purchase Agreement. (b) The following capitalized terms used in this Agreement shall have the meanings set forth below: “Action” means any action, complaint, charge, claim, petition, audit, examination, investigation, inquiry, arbitration, judicial or administrative action, suit or proceeding (public or private), whether civil or criminal, at law or in equity, by or before any Governmental Authority. “Agreement” shall have the meaning set forth in the Preamble. “Business” shall have the meaning set forth in the Purchase Agreement. “Business Day” means any day other than a Saturday, a Sunday or a day on which banks in New York, New York are authorized or obligated by Law to close.

“Company” shall have the meaning set forth in the Preamble. “Company Contract Manager” shall have the meaning set forth in Section 8.01. “Company Indemnified Person” shall have the meaning set forth in Section 5.02(b). “Confidential Information” means, with respect to either Party, any and all information of such Party or any of its Affiliates of a confidential or proprietary nature (whether or not specifically labeled or identified as “confidential”), in any form or medium, that relates to the business, products, services or research or development of such Party, its Affiliates, or its or their respective suppliers, distributors, customers, independent contractors or other business relations, which information is disclosed to (or in the case of Company Confidential Information, is, as of the Effective Date, in the possession or under the control of) the other Party, its Affiliates, or its or their respective Representatives in connection with this Agreement. Notwithstanding the foregoing, Confidential Information shall not include (A) information of the Disclosing Party that is or becomes generally available to the public other than as a result of a breach of this Agreement by the Receiving Party, (B) any information that was or becomes available to the Receiving Party on a non-confidential basis and from a source (other than a Party to this Agreement or any Affiliate or other Representative of such Party) that is not bound by a confidentiality agreement with respect to such information, or (C) any information is independently developed by the Receiving Party after the Closing without the aid, application or use of any information that is to be kept confidential under Section 9.01 as evidenced by a written record proving such independent development. “Contract Managers” shall have the meaning set forth in Section 8.01. “Disclosing Party” means, collectively, either Party and its Affiliates, as applicable, who disclose or make available Confidential Information to a Receiving Party under this Agreement. “Dispute” shall have the meaning set forth in Section 9.12. “Force Majeure” means, with respect to a Party, an event beyond the control of such Party (or any Person acting on its behalf), including acts of God, storms, floods, riots, fires, earthquakes, sabotage, civil commotion or civil unrest, strikes, lockouts or other labor difficulties, interference by civil or military authorities, riots, insurrections or other hostilities, embargo, fuel or energy shortage, acts of a Governmental Authority (including bank closings, seizures and other actions), acts of war (declared or undeclared) or armed hostilities or other national or international calamity or one or more acts of terrorism or failure or interruption of networks or energy sources. “Governmental Authority” means any government or governmental or regulatory body thereof, or political subdivision thereof, of any country or subdivision thereof, whether national, federal, state, provincial or local, or any agency, official, subdivision, commission or instrumentality thereof, or any court or arbitrator (public or private). “Indemnified Person” means any Company Indemnified Person or Seller Indemnified Person. 2

“Law” means, with regard to any Person, any national, federal, state, provincial or local law (including common law), statute, constitutional provision, code, ordinance, rule, regulation, directive, concession, Order or other requirement of any Governmental Authority applicable to such Person. “Licensee” shall have the meaning set forth in Section 9.11(a). “Licensor” shall have the meaning set forth in Section 9.11(a). “Loss” shall mean all losses, liabilities, claims, demands, judgments, damages, fines, suits, actions, costs and expenses. “Migration Services” shall have the meaning set forth in Section 2.09. “Migration Services Charges” shall have the meaning set forth in Section 2.09. “Migration Services Provider” shall have the meaning set forth in Section 2.09. “Migration Services Recipient” shall have the meaning set forth in Section 2.09. “Notice of Dispute” shall have the meaning set forth in Section 9.12. “Order” means any determination, order, injunction, judgment, decree, ruling, writ, temporary restraining order, assessment or award of any Governmental Authority. “Pass-Through Charges” shall have the meaning set forth in Section 3.02. “Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, representative office, branch, Governmental Authority or other similar entity. “Provider” means Seller and any Person that Seller causes to provide one or more Services to one or more Recipients under this Agreement, in each case, in its capacity as the provider of such Service(s). “Purchase Agreement” shall have the meaning set forth in the Recitals. “Purchased Assets” shall have the meaning set forth in the Purchase Agreement. “Purchaser” shall have the meaning set forth in the Preamble “Receiving Party” means any Person who receives or has access to the Confidential Information of a Disclosing Party under this Agreement. “Recipient” means the Purchaser, the Company or any Person that receives any Service under this Agreement, in each case, in its capacity as the recipient of such Service(s) under this Agreement. 3

“Representatives” means, with respect to either Party, such Party’s Affiliates, and each of their respective members, directors, officers, employees, attorneys, accountants, financial advisors, agents and representatives. “Seller” shall have the meaning set forth in the Preamble. “Seller Contract Manager” shall have the meaning set forth in Section 8.01. “Seller Entities” means Seller, Foundation Building Materials, Inc. and its Subsidiaries. “Seller Indemnified Person” shall have the meaning set forth in Section 5.02(a). “Service Charge” shall have the meaning set forth in Section 3.01. “Service Manager” shall have the meaning set forth in Section 8.02. “Services” shall have the meaning set forth in Section 2.01. “Virus(es)” means any malicious computer code or instructions that have a material adverse effect on the operation, security or integrity of (a) a computing, telecommunications or other electronic operating or processing system or environment, (b) software programs, data, databases or other computer files or libraries or (c) computer hardware, networking devices or telecommunications equipment, including (i) viruses, Trojan horses, time bombs, back door devices, worms or any other software routine or hardware component designed to permit unauthorized access, disable, erase or otherwise harm software, hardware or data or perform any other such harmful or unauthorized actions and (ii) similar malicious code or data. ARTICLE II SERVICES Section 2.01 Services to be Provided. On the terms and subject to the conditions set forth in this Agreement, from and after the Closing and for the periods set forth in Schedule 2.01 as such periods may be extended or earlier terminated under this Agreement, Seller shall provide or cause to be provided to the Purchaser and the Company the services set forth in Schedule 2.01 including all functions, responsibilities, activities or tasks that are not specifically described in this Agreement or the Schedules, but are reasonably required for or are a necessary or inherent part of the proper performance and delivery of such services (each, a “Service” and collectively, the “Services”); provided, however, that, notwithstanding anything to the contrary contained herein, Seller shall not be obligated to (and shall not be obligated to cause any Provider to) provide any Services if the provision of such Services would (x) violate any Law or, subject to Section 2.05(b), any Contract or license to which any of Seller Entities, the Purchaser or the Company is subject or (y) require disclosure of information protected by the attorney-client privilege and would result in waiver of the attorney-client privilege with respect to such information. Section 2.02 Omitted Services. Notwithstanding anything in this Agreement to the contrary, if, during the nine (9) month period following the Effective Date, a service historically provided by Seller or its Affiliates to the Business in connection with the conduct of the Business 4 was omitted from the Schedules and such service was not expressly identified in Schedule 2.01, then Company may provide notice thereof to Seller. As soon as commercially practicable following receipt of such notice (provided that Seller does not dispute in good faith that such service was historically provided by Seller or its Affiliates to the Business in connection with the conduct of the Business), Seller shall provide such service on a time and materials basis at the rate of $180 per hour for management personnel and $100 per hour for non-management personnel of the Seller Entities, such service shall be deemed to be automatically added as a Service for purposes of this Agreement, and the Parties shall promptly meet to identify and document the scope of such Service. Section 2.03 Standard of the Provision of Services. Seller shall provide or shall cause to be provided the Services in good faith, in a professional and workmanlike manner, and in a manner, degree of care, and at a level of quality, skill, prudence, performance, diligence, timeliness, efficacy, availability, reliability, and level of service at least consistent with that provided by the Seller and/or Providers to and for the Business during the twelve (12) month period preceding the Effective Date (the terms “historically” or “historically provided”, as used herein, shall refer to such twelve (12) month period). Without limiting the Company’s rights or Seller’s obligations under this Agreement, each of the Purchaser and the Company acknowledges and agrees that (a) Seller is not in the business of providing the Services, (b) Seller is providing (or causing to be provided) the Services to Recipients solely for the purpose of facilitating the transactions contemplated by the Purchase Agreement and (c) all of the Services shall be for the sole use and benefit of the Business and not the Purchaser or the Company more broadly or any of their Affiliates beyond to the extent to which such Affiliates are involved in the operation of the Business, and shall be solely for the purpose of conducting the Business in a manner substantially consistent with the manner in which it was conducted immediately prior to the Closing and the natural or reasonable expansion thereof. Without limiting any of Seller’s obligations under this Agreement, including its obligation to provide the Services in accordance with the standards set forth in this Section 2.03, no Provider shall have any obligation, and Seller shall not have any obligation to cause any Provider, to purchase, lease or license, or to renew a lease or license applicable to, any facility, equipment or software. Section 2.04 Change in Services. A Provider may, upon thirty (30) days’ notice to the Company, reasonably supplement, modify, substitute or otherwise alter the Services provided by it, provided that such modification: (i) does not adversely affect the quality or availability of such Services as specified in Section 2.03; (ii) increase the cost of such Services; (iii) is made necessary by changes, or is a desirable change, to Seller’s internal organization in the ordinary course of business; and (iv) applies generally to the provision of services by the Seller internally or to its Affiliates and business units. Section 2.05 Services Provided by Other Persons. (a) Seller may cause any Person, including any Seller Entity, to provide any Services or any portion thereof; provided, however, that Seller shall not subcontract any of the Services that are provided solely to Purchaser and/or the Company and not to Seller or any of its Affiliates, without Company’s prior written consent, such consent not to be unreasonably withheld or delayed. Seller acknowledges that notwithstanding any delegation or subcontracting of its performance under this Agreement to any Person, such Person shall be subject to service standards 5 and confidentiality provisions at least equivalent to those set forth herein and that Seller shall remain responsible for the performance by such Person of all of its obligations hereunder with respect to the Services provided by such Person so that such performance is in accordance with the terms and conditions hereof. Any breach of this Agreement by any such Person (as if they were party hereto as Seller) shall constitute a breach of this Agreement by Seller. With respect to any Service provided by Seller to the Business prior to the effective date of the Purchase Agreement, if Seller subcontracts such Service then Purchaser shall not be responsible for any Pass-Through Charges for the subcontractor (i.e., the original Service Charges for such Service set forth in Schedule 2.01 shall still apply) unless agreed by the Purchaser in advance in writing, such agreement not to be unreasonably withheld; provided, however, that Seller continue to be entitled to receive the applicable Service Fee for such Service. (b) Seller shall, with cooperation and assistance from the Company, use commercially reasonable efforts to obtain any consents, licenses or approvals of third parties that are necessary for the Seller to provide the Services to the Company, or for the Company to receive the Services (each, a “Consent”) and any fees or other charges related to such Consents shall be shared equally (50/50) between the Seller and the Company. In the event a third party requires a fee for its Consent, Seller shall notify the Purchaser prior to agreeing to the fee. Seller’s obligation to provide or cause to be provided any Service will be contingent upon Seller or the applicable Seller Entity receiving the consent, approval or authorization from any third party that is necessary or required for such Service to be provided, in each case in accordance with the terms and conditions of any applicable agreements between such third parties and Seller or the Seller Entities, as applicable; provided, however, that if a third party has refused to provide a Consent or the Seller has not obtained a Consent despite Seller’s attempt to do so pursuant to the foregoing sentence, then the Parties shall cooperate to determine and adopt, subject to the Company’s approval, such alternative approaches that may be necessary to provide the Services without such Consent, if possible. Any additional fees or other charges related to such alternative approaches shall be charged by Seller to Purchaser on a time and materials basis at the rate of $180 per hour for management personnel and $100 per hour for non-management personnel of the Seller Entities, providing consulting services in connection therewith, and the Purchase and Seller shall each bear fifty percent (50%) of the non-consulting fees and expenses incurred in connection therewith; provided, however, that with respect to any alternative approaches that may be necessary to provide any of Infor, Host Analysis, Concur and Avalara, the Purchaser and Seller shall, in each case, negotiate in good faith to agree upon an alternate approach and price with respect thereto. If Purchaser elects to establish its own replacement contract with a third party provider of Seller, then (i) Seller shall not pay the Consent fee, and (ii) Purchaser shall no longer be responsible for paying such third party’s costs as a Pass-Through Charge or as part of the applicable Service Charge associated with the Service (and Seller shall reduce the Service Charge accordingly, as applicable); provided that, with respect to the foregoing clause (ii), so long as Purchaser needs continued access to the applicable third party system maintained by Seller, Purchaser’s replacement contract permits Purchaser to continue to have such access to Seller’s system (i.e., Purchaser does not need rights under Seller’s agreement with that third party). Without limiting Seller’s obligations under this Section 2.05, any Services provided in whole or in part to the Purchaser or the Company by a third party provider, or through the use or license of intellectual property, services or other assets owned by, licensed or purchased from third parties, and any license to use intellectual property owned by third parties, will be subject to the terms and conditions of any applicable agreements between Seller or the Seller Entities and such third parties. 6

Section 2.06 Personnel. A Provider shall have the right, in its reasonable discretion, to (a) designate which personnel it will assign to perform such Service and (b) remove and replace such personnel at any time. Without limiting Seller’s obligation to perform the Services in accordance with this Agreement, Purchaser and Company acknowledge that each Provider shall have no independent obligation (and Seller shall have no independent obligation to cause any Provider) to hire any additional employees or provide any incentives to employees or to retain the employment of any particular employee or retain the services of any particular consultant, contractor or agent. In performing their respective duties hereunder, all personnel of a Provider shall be under the direction, control and supervision of such Provider, and such Provider shall have the sole right to exercise all authority with respect to the employment (including termination of employment), assignment and compensation of such personnel. Section 2.07 Cooperation. Each of the Purchaser and the Company shall, and shall cause any other Recipients to, use their commercially reasonable efforts to (a) cooperate with the applicable Provider and its Affiliates with respect to the provision of any Service and (b) enable the applicable Provider and its Affiliates to provide the Services in accordance with this Agreement. Further, each Recipient and its Affiliates shall use commercially reasonable efforts to provide information and documentation sufficient for each Provider to perform the Services in the manner they were provided in the ordinary course immediately prior to the Closing, and each Recipient shall use commercially reasonable efforts to make available, as reasonably requested by each Provider, sufficient resources and timely decisions, approvals and acceptances in order that each Provider may perform its obligations under this Agreement in a timely and efficient manner. Provider’s failure to perform the Services shall be excused if and to the extent it results from Recipient’s failure to provide any data systems, personnel, intellectual property or any other underlying resources reasonably necessary for Provider to provide any of the Services hereunder; provided, that if either Party becomes aware of any failure of the Recipient to provide any such data systems, personnel, intellectual property or other resources, then such Party shall provide notice thereof to the other Party as soon as reasonably practicable and the Parties shall cooperate to minimize any disruption to the Services. In the event a Provider has to use materially different data systems, personnel, intellectual property or any other underlying resources to provide any of the Services because of Recipient’s change to the operation of the Business, then the Parties shall negotiate in good faith to amend Schedule 2.01 or the applicable Service Charges and, if the Parties are unable to agree after a reasonable amount of time, Seller’s obligation to continue to provide such Service notwithstanding such change shall be subject to Purchaser agreeing to reimburse Seller for the incremental costs incurred by Seller with respect to such Service while the Parties continue to negotiate in good faith to effect such amendment. Section 2.08 Electronic and Other Access; Security Procedures. (a) Each of the Purchaser and the Company shall, and shall cause each Recipient to, comply with any security (including physical security, internet security and personal data security), access, use, Virus protection, disaster recovery, confidentiality and other policies, procedures and limitations of the Seller Entities in place as of the Closing, and only to the same extent as the Business historically complied with such policies, procedures and limitations of the Seller Entities. 7

(b) Seller shall ensure that each Provider maintain or exceed its current level of security with respect to all of its facilities, networks and systems used in connection with the Services and all of the data contained therein throughout the term of this Agreement. (c) While Services are being provided hereunder, each Party shall take commercially reasonable measures to ensure that, in connection with the provision of any Services, no Virus or similar items are coded or introduced into either its own (including its Affiliates) or the other Party’s (including its Affiliates) computer networks or databases. With respect to Services provided by third Persons, such Services shall be deemed to have sufficient commercially reasonable measures for the purposes of this Section 2.08(c). If, in connection with the provision of any Services, a Virus is found to have been introduced into such computer networks or databases, each Party shall use commercially reasonable efforts to cooperate and to diligently work together with the other Party to eliminate the effects of such Virus. The Parties shall, and shall cause their respective Providers and Recipients to, exercise commercially reasonable care to prevent unauthorized Persons from accessing the Services, or the computer and technology systems or networks of any of the Providers. (d) Each of the Purchaser and the Company shall make available on a timely basis to Seller all information and materials in the possession or reasonable control of the Purchaser, the Company or any of their Affiliates that is requested by a Provider to the extent reasonably necessary for the purposes of providing the Services; provided that none of the Purchaser nor the Company shall be required to provide Seller any information or materials if the provision of such information or materials would violate any Law or any agreement or license to which the Purchaser, the Company or any of their Affiliates is a party or is subject to, or would result in the disclosure of information or materials subject to the attorney-client privilege. Seller shall make available on a timely basis to Purchaser all information and materials in the possession or reasonable control of Seller or its Affiliates that is requested by a Recipient to the extent reasonably necessary for the purposes of receiving the Services; provided that the Seller shall not be required to provide the Recipient any information or materials if the provision of such information or materials would violate any Law or any agreement or license to which Seller or any of its Affiliates is a party or is subject to, or would result in the disclosure of information or materials subject to the attorney-client privilege. Each Party shall, upon reasonable notice, give the other Party reasonable access, during regular business hours and at such other times as are reasonably required, to the relevant premises to the extent reasonably necessary for the purposes of providing or receiving the Services. Seller will not be liable or responsible for (and shall not be deemed to be in breach of this Agreement as a result of or to have any liability under this Agreement with respect to) any failure or delay to provide a Service as a result of the material incompleteness or inaccuracy of information or materials provided by Purchaser or the Company, or material delay to provide such access by the Purchaser or the Company, in each case with respect to the relevant Service; provided, however, that Seller shall promptly notify Purchaser and the Company of any such failure or delay and shall use commercially reasonable efforts to perform such Service notwithstanding such failure or delay. Section 2.09 Migration. Seller agrees to, and to cause the Providers to, and each of the Purchaser and the Company agrees to, and to cause their Affiliates to, cooperate with and assist each other in good faith in connection with the migration of the Business from Seller to the Purchaser, Company and their Affiliates, including the migration from the performance of any 8

Service by a Provider to the performance of such Service by the Company or a third Person (“Migration Services”), taking into account the desire to minimize both the cost of such migration and the disruption to the ongoing business activities of Seller, any of the Providers and any of the Purchaser, the Company or their respective designees. The Parties acknowledge that Migration Services may include the provision of services requested by the designees of the Purchaser and/or the Company in connection with their migration to non-Seller Entity systems, including the transfer of records, segregation and migration of historical data, migration-specific enhancements and cooperation with and assistance to third-Person consultants engaged by the designees of the Purchaser and/or the Company in connection with the foregoing. The costs and fees associated with any Migration Services shall be borne by Seller and, as such, shall be deemed to be covered by the Service Charges paid by the Purchaser or the Company hereunder. Migration Services, the substance and price of which are not specified on Schedule 2.01, shall be agreed upon by the Parties and shall be charged to the Purchaser, the Company or any of their Affiliates that is receiving Migration Services (each, a “Migration Services Recipient”) on a time and materials basis at the rate of $180 per hour for management personnel and $100 per hour for non- management personnel of the Seller Entities providing such Migration Services (each, a “Migration Services Provider”), and shall include actual out-of-pocket costs and expenses incurred by a Migration Services Provider in the provision of Migration Services that have been approved by Purchaser in advance in writing (collectively, the “Migration Services Charges”). In the event the Parties do not reach agreement on the cost of Migration Services not specified on Schedule 2.01, the Parties agree that Purchaser may request an independent third party consultant to validate Seller’s estimate of the cost of the proposed Migration Services, and, if so requested, the Parties shall work in good faith to jointly select an independent third party consultant to validate the Seller’s estimate of proposed costs. In the event that such third party consultant validates the Seller’s estimate of proposed costs, Purchaser may have Seller perform the Migration Services at Seller’s estimate, and in the event such third party consultant estimates costs to be lower than Seller’s estimate, Seller shall charge Purchaser not more than the estimated costs provided by such third party consultant. ARTICLE III COSTS AND DISBURSEMENTS Section 3.01 Service Charges. As consideration for providing the Services, the Purchaser and the Company shall pay, or shall cause the Recipients to pay, to Seller the amount specified next to each Service set forth in Schedule 2.01, (with respect to a Service, the “Service Charge” for such Service). Each month’s undisputed Service Charges (pro-rated if applicable to less than a full calendar month) shall be payable in arrears, unless otherwise specified for each Service in Schedule 2.01, via electronic funds transfer (instructions to be separately provided), to Seller within thirty (30) days of receipt of an invoice. For purposes of converting any foreign currency into U.S. dollars in connection with the calculation of the Service Charge, the foreign exchange rate shall be the spot exchange rate for the respective currency vs. U.S. dollars as reported by the Wall Street Journal on the Business Day immediately prior to the respective invoice date. Section 3.02 Pass-Through Charges. In addition to any Service Charges, the Purchaser and the Company shall pay, or shall cause the Recipients to pay, to Seller, reasonable and necessary out-of-pocket costs and expenses incurred and paid for by Seller in the ordinary course of a Provider’s provision of, or in setting-up for, preparing for, facilitating or enabling the provision 9 of, any Services, in each case, including as identified on Schedule 3.02 (the “Pass-Through Charges”), which Pass-Through Charges shall not exceed $2,500,000 in the aggregate per month, unless otherwise approved in advance in writing by Purchaser, in good faith, such approval not to be unreasonably withheld. Any Pass-Through Charges shall be reasonably calculated and invoiced by Seller to the Purchaser or the Company, as applicable, and documented in the weekly settlement statement indicating the amount of Pass-Through Charges paid by vendor in the current month. Seller shall pay, or shall cause its Providers to pay, Pass-Through Charges from Purchaser’s or the Company’s accounts maintained by Seller on a weekly basis. Seller shall pay all third party invoices consistent with the historical practice of the Business. Section 3.03 Taxes. (a) A Provider shall be entitled to charge and collect from the applicable Recipient an additional amount equal to all state, local and/or foreign sales tax, value added tax or any other similar tax with respect to the provision of any Services provided by such Provider hereunder and shall timely remit such taxes to the appropriate tax authorities. For the avoidance of doubt, where, in the sole discretion of the Provider, the Provider is not required by law to charge or collect state, local and/or foreign sales tax, value added tax or any other similar tax, the applicable Recipient shall be responsible for, and shall timely remit to the appropriate authorities, any such taxes that are required to be self-assessed by the applicable Recipient. (b) Any payment to the Providers made hereunder shall be made net of any deduction or withholding for any required withholding taxes. The Purchaser and the Company, in the case of a Recipient, shall cause such Recipient to timely remit any such deduction or withholding for tax to the appropriate taxing authority and, upon request, provide the Provider with a receipt confirming such payment. The Providers shall reasonably cooperate with the Recipients to minimize any applicable withholding taxes (e.g., by providing tax residency certificates and other documents required under a certain tax treaty to obtain the benefit of a lower withholding rate). Section 3.04 Late Charges. Any amount required to be paid under this Article III and not paid by the due date for payment (except for any disputed amount identified in a written notice pursuant to Section 9.02) shall be subject to late charges at an annual interest rate of three percent (3%) over the U.S. dollar prime rate, as published by the Wall Street Journal, from the date on which the payment was due to and including the date of payment based on a 365-day year, compounded monthly, but in no event lower than any amount charged by a landlord for late rent. Section 3.05 Audit. The Seller shall provide supporting information and documentation, including invoices from third party providers, as reasonably requested by the Company to validate the Service Charges, Pass-Through Charges, Migration Charges, termination charges and other amounts invoiced to the Company and payable by the Company pursuant to this Agreement. With respect to Services provided by third parties that are received by both the Seller and the Company and that are paid for by the Company on a pass-through basis, the Seller shall provide any information and documentation reasonably requested by the Company to support the Pass-Through Charges and allocation and pass through costs charged to the Company, including the relative quantities of services received by each Party. The Company or its representatives shall have the right, after providing no less than 10 days’ advance written notice and during business hours, to 10 inspect and audit the books, accounts and records of the Seller pertaining to the Service Charges, Pass-Through Charges, Migration Charges, termination charges and other amounts invoiced to the Company to verify such amounts; provided, however, that in no event shall Purchaser, the Company or any of their respective Representatives or Affiliates have access to any of the Seller’s or its Affiliates’ data, information, technology or other systems, except to the extent necessary to verify the amounts invoiced. Any information disclosed during such audit shall be considered the Confidential Information of the Seller and shall be treated as such in accordance with Section 9 of this Agreement. Notwithstanding anything in this agreement, neither Purchaser nor the Company shall have the right to dispute the Seller’s good faith classification of “management” or “non- management” personnel of the Seller or any of its Affiliates. ARTICLE IV WARRANTIES AND COMPLIANCE Section 4.01 Authorization. Each Party hereby represents and warrants that (a) it has the requisite power and authority to execute and deliver this Agreement and to perform the transactions contemplated hereby, (b) all corporate action on the part of such Party necessary to approve or to authorize the execution and delivery of this Agreement and the performance of the transactions contemplated hereby to be performed by it has been duly taken, (c) this Agreement is a valid and binding obligation of such Party, enforceable in accordance with its terms, subject to the effect of principles of equity and the applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors’ rights generally and other customary qualifications. Section 4.02 Disclaimer of Warranties. Except as expressly set forth herein, each of the Purchaser and the Company (on behalf of it and its Affiliates) acknowledges and agrees that (a) the Services are provided as-is, (b) each of the Purchaser and the Company assumes all risks and liabilities arising from or relating to its use of and reliance upon the Services and (c) Seller makes no representations or warranties with respect thereto. EXCEPT AS EXPRESSLY SET FORTH HEREIN AND IN THE PURCHASE AGREEMENT, EACH OF SELLER, THE PURCHASER, AND THE COMPANY (ON BEHALF OF ITSELF AND ITS AFFILIATES) HEREBY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES REGARDING THIS AGREEMENT OR THE SERVICES, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY REPRESENTATION OR WARRANTY IN REGARD TO QUALITY, PERFORMANCE, NONINFRINGEMENT, COMMERCIAL UTILITY, MERCHANTABILITY OR FITNESS OF THE SERVICES FOR A PARTICULAR PURPOSE. In addition, each of the Purchaser and the Company (on behalf of itself and its Affiliates) expressly disclaims any express or implied warranty of the Services that could be construed to require a Provider to provide Services hereunder in such a manner to allow a Recipient to comply with any Law applicable to the actions or functions of a Recipient. Section 4.03 Compliance with Laws and Regulations. Seller shall comply with any and all Laws applicable to the performance of its obligations under this Agreement. The Company and Purchaser shall comply with Laws applicable to it in using the Services to the same extent as the Business historically complied with such Laws. For the avoidance of doubt, the foregoing compliance obligations apply solely to the time period arising after the Effective Date. 11

ARTICLE V LIMITED LIABILITY AND INDEMNIFICATION Section 5.01 Limited Liability. No Provider or Recipient shall have any liability to any Person, for or in connection with (a) any Services provided, received or to be provided or received pursuant to this Agreement or (b) any actions or inactions in connection with any such Services referred to in the immediately preceding clause (a), in each case, except to the extent that such Person suffers a Loss that results from such Provider’s or Recipient’s (i) gross negligence, fraud, intentional misrepresentation, bad faith, or willful misconduct, (ii) a breach of any provision of this Agreement or (iii) as otherwise expressly set forth in this Article V or elsewhere in this Agreement. Section 5.02 Indemnity. (a) Subject to the limitations set forth in this Article V and Section 7.01, each of the Purchaser and the Company hereby agrees, at all times during the term of this Agreement and thereafter, to indemnify the Seller and any of their respective shareholders, owners, officers, directors, employees, agents and representatives (“Seller Indemnified Persons”) against, and hold such Persons harmless from, any and all Losses arising out of, relating to, or in connection with (i) the gross negligence, fraud, intentional misrepresentation, bad faith, or wilful misconduct of Purchaser or the Company, or (ii) a breach of this Agreement by the Purchaser or the Company; provided, however, that the Purchaser or the Company shall not be required to indemnify any Seller Indemnified Persons against any Losses that shall have resulted from the gross negligence, fraud, intentional misrepresentation, bad faith, or wilful misconduct of, or breach of this Agreement by, such Person. (b) Subject to the limitations set forth in this Article V and Section 7.01, Seller hereby agrees, at all times during the term of this Agreement and thereafter, to indemnify the Purchaser, the Company, and any of its and their respective shareholders, owners, officers, directors, employees, agents and representatives (“Company Indemnified Persons”) against, and hold such Persons harmless from, any and all Losses arising out of, relating to, or in connection with (i) the gross negligence, fraud, intentional misrepresentation, bad faith, or wilful misconduct of Seller, or (ii) a breach of this Agreement by Seller; provided, however, that Seller shall not be required to indemnify Company Indemnified Persons against any Losses that shall have resulted from the gross negligence, fraud, intentional misrepresentation, bad faith, or wilful misconduct of, or breach of this Agreement by, such Person. Section 5.03 Additional Limitations on Liability. (a) EXCEPT WITH RESPECT TO (i) EITHER PARTY’S FRAUD, INTENTIONAL MISREPRESENTATION, BAD FAITH, GROSS NEGLIGENCE, OR WILLFUL MISCONDUCT; (ii) EITHER PARTY’S INDEMNIFICATION OBLIGATIONS SET FORTH IN SECTION 5.02; OR (iii) EITHER PARTY’S BREACH OF Section 9.01, NO PARTY, NOR ANY OF ITS AFFILIATES OR ITS OR THEIR REPRESENTATIVES (NOR ANY SUCCESSORS OR ASSIGNS OF SUCH PERSONS) SHALL BE LIABLE FOR ANY INCIDENTAL, SPECIAL, INDIRECT, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES (INCLUDING IN THE FORM OF LOSS OF PROFIT OR LOSS OF REVENUE) 12

OF THE OTHER PARTY, ITS SUCCESSORS, ASSIGNS OR THEIR RESPECTIVE AFFILIATES AND REPRESENTATIVES, IN ANY WAY DUE TO, RESULTING FROM OR ARISING IN CONNECTION WITH THIS AGREEMENT, REGARDLESS OF WHETHER SUCH LIABILITY ARISES IN TORT (INCLUDING NEGLIGENCE), CONTRACT, BREACH OF WARRANTY, STRICT LIABILITY, INDEMNIFICATION OR OTHERWISE AND REGARDLESS OF WHETHER ANY SUCH DAMAGES ARE FORESEEABLE OR WHETHER AN INDEMNIFIED PERSON HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES. (b) Each of the Purchaser and the Company acknowledges that neither Seller nor any of its Affiliates is in the business of providing services of the type contemplated by this Agreement, and that the Services are to be provided on a temporary basis to assist with the orderly separation of the Business from Seller’s other businesses and operations. Accordingly, except with respect to (i) either Party’s fraud, intentional misrepresentation, bad faith, gross negligence or wilful misconduct; or (ii) either Party’s breach of Section 9.01 the liability of each Party to the other Party under this Agreement, whether in contract, tort or otherwise, (1) for direct damages shall not exceed the fees paid or payable by the Purchaser or the Company pursuant to this Agreement, and (2) for incidental, special, indirect, or consequential damages (including in the form of loss of profit or loss of revenue) shall not exceed $1,000,000. (c) Each of Seller, Purchaser, and Company agrees that it shall use commercially reasonable efforts to mitigate and otherwise minimize its respective Losses, whether direct or indirect, due to, resulting from or arising in connection with any failure by the other Party to perform fully any obligations under, and comply with, this Agreement. (d) Any claim for indemnification by an Indemnified Person must be made in writing to Seller, the Purchaser, or the Company, as the case may be, before the day that is the six- month anniversary of the date the Service giving rise to such claim was terminated. (e) Nothing in this Article V shall be deemed to eliminate or limit the express obligation of the Purchaser and the Company in this Agreement to pay all required Service Charges for Services in accordance with this Agreement. Section 5.04 Insurance. The Party seeking indemnity hereunder agrees to, and to cause its Providers (in the case of Seller seeking indemnity) or Recipients (in the case of the Purchaser or the Company seeking indemnity), to use reasonable efforts to pursue recovery of any such Losses under applicable insurance policies. The Indemnified Person’s Losses sought against the indemnifying Party shall be reduced to the extent that such Losses are actually recovered by the Indemnified Person from its third Person insurance provider. Section 5.05 Exclusive Remedy. Each Party acknowledges and agrees that, following the Closing, other than (i) in the case of actual fraud by the Purchaser, the Company or Seller or any of their respective Affiliates or other Representatives, (ii) as expressly set forth in this Agreement and (iii) either Party’s breach of Section 9.01, the indemnification provisions of this Article V shall be the sole and exclusive remedy for any breach of this Agreement by other Party or any failure by the other Party to perform or comply with any of its covenants or agreements contained in this Agreement. 13

ARTICLE VI TERM AND TERMINATION Section 6.01 Term and Termination of Services. (a) Each Service shall be provided for a term commencing on the Closing Date and ending nine (9) months thereafter, or such shorter term if earlier terminated pursuant to the terms of this Agreement. The Company may elect to extend the term of any Service for up to an additional three (3) months, provided that the Company delivers to the Seller prior written notice of such election at least fifteen (15) days prior to the expected conclusion of such term. In the event of any such extension, the Service Charges for the Service(s) to be extended shall be an amount equal to 115% multiplied by the applicable Service Charge set forth on Schedule 2.01. For the avoidance of doubt the foregoing 115% multiplier on extension of a Service shall apply to the Service Charge set forth on Schedule 2.01 only, and shall not apply to any other fees or costs invoiced to Purchaser, such as Pass-Through Charges or early termination charges. (b) With respect to any Service: (i) the Purchaser or the Company may terminate such Service, in whole or in part, consistent with Schedule 2.01, with respect to such Service: (A) for any reason or no reason, upon at least thirty (30) days’ prior written notice to the Seller; or (B) at any time, upon prior written notice to the Seller, if the Provider has failed to perform any of its material obligations under this Agreement with respect to such Service and such failure shall continue to exist thirty (30) days after receipt by Seller of a written notice of such failure from the applicable Recipient; (ii) the Seller may terminate such Service, in whole but not in part with respect to such Service at any time, upon prior written notice to the Purchaser and the Company, if the Purchaser and the Company has failed to pay to the Seller the undisputed portion of invoiced amounts due and payable under this Agreement and the failure continues to exist thirty (30) days after receipt by Purchaser and the Company of a written notice of such failure from the Seller; (iii) either Party may terminate such Service in whole but not in part with respect to such Service immediately upon the non-terminating Party’s receipt of written notice: (A) if the continued performance or receipt of such Service by the Party seeking to terminate would be a violation of any applicable Law, provided that the Parties shall cooperate to determine and adopt, subject to the Company’s and Seller’s approval, such alternative approaches that may be necessary to provide the Services in a manner that complies with applicable Law; or (B) as provided in Section 7.02; and (iv) at any time upon mutual written agreement of the Parties. Section 6.02 Termination of Agreement. (a) This Agreement shall terminate on the earliest to occur of (i) the latest date on which any Service is to be provided as indicated in Section 6.01, (ii) the date on which the 14 provision of all Services has terminated or been cancelled pursuant to Section 6.01 and (iii) the date on which this Agreement is terminated pursuant to Section 6.02(b). (b) Notwithstanding the term for providing any Service, this Agreement may be terminated earlier as set forth below: (i) by the Company and Purchaser, if the Seller is in material breach of its covenants or agreements under this Agreement and fails to cure such breach within thirty (30) days of the Company or Purchaser delivering a written notice of such breach to Seller; (ii) by the Seller, if the Purchaser and the Company fails to pay to the Seller the undisputed portion of invoiced amounts due and payable under this Agreement and the failure continues to exist thirty (30) days after receipt by the Purchaser and the Company of a written notice of such failure from the Seller; (iii) by either Party, if the other Party commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors or shall take any corporate action to authorize any of the foregoing. Section 6.03 Termination Charges. Within 30 days after the Effective Date, Seller shall provide written notice to Purchaser, identifying the termination charges that would be directly attributable to Purchaser’s early termination of each Service set forth in Schedule 2.01, providing generally the applicable allocation to the Company for out-of-pocket, third party breakage fees, early termination fees or charges, minimum volume make-up charges, or other wind-down costs required to be paid by Seller to the applicable third party as a result of Seller’s early termination of its agreement with such third party. Following delivery of such notice, Seller and Purchaser shall negotiate in good faith to resolve any disputes regarding such termination charges and, in the event that Seller and Purchaser are unable to agree with respect to a particular Service, then the Parties acknowledge that the termination charges for such Service will not exceed the expected actual allocation of Pass-Through Charges to the Company for the applicable third party agreement for the remainder of the then-current term of this Agreement. As soon as reasonably practicable following any notice of early termination of any Service pursuant to Section 6.01(b)(i)(A), Section 6.01(b)(ii), Section 6.02(b)(ii), or Section 6.01(b)(iii) (with respect to Section 6.01(b)(iii), only where Seller is terminating), Provider shall deliver notice to the Recipient of the terminated Service(s) specifying such out-of-pocket, third party breakage fees, early termination fees or charges, minimum volume make-up charges, or other wind-down costs that are (i) no more than the amount identified by Seller to Purchaser in accordance with the first sentence of this Section 6.03, (ii) directly attributable to Recipient’s early termination of such Service and (iii) actually paid or payable by the Seller or its Affiliates to third Persons in order to discontinue earlier than originally anticipated the provision of such Service. Seller shall invoice Purchaser for termination charges in accordance with the foregoing. Seller shall, and shall cause each Provider 15 to, use commercially reasonable efforts to minimize the existence and amount of such early termination charges. All termination charges shall be due and payable to the Provider in immediately available funds within thirty (30) days of the Recipient’s receipt of any invoice therefor. For the avoidance of doubt, Purchaser shall not be responsible for paying Seller early termination charges for any third party agreement where Purchaser has obtained its own replacement agreement with the applicable third party, so long as Purchaser’s replacement contract does not prohibit Purchaser from continuing to have access to Seller’s system where Purchaser needs such access to receive the Services. Section 6.04 Effect of Termination. (a) If any Service is terminated in accordance with this Agreement, Schedule 2.01 shall be updated to reflect such termination. In addition, to the extent that a Provider’s ability to provide a Service is dependent on the continuation of another Service, such Provider’s obligation to provide such Service shall terminate automatically with the termination of such supporting Service, unless Purchaser or the Company agree to continue paying the pro rata Service Charges that would apply for the Provider to continue to provide such dependent Service with respect to the terminated supporting Service. Upon termination of any Service in accordance with this Agreement, (i) such Provider will have no further obligation to provide such terminated Service, (ii) such Recipient shall have no obligation to pay any Service Charges, Pass-Through Charges or other required amounts relating to any such Service; provided, however, that the Recipient shall remain obligated to pay to the Purchaser, the Company or Seller, as applicable, (A) any Service Charges, Pass-Through Charges or other required amounts owed and payable in respect of such terminated Service that was provided prior to the effective date of such termination, (B) any Migration Services Charges owed and payable prior to the effective date of such termination, and in the case of each of clause (A) and clause (B), and in the event that the effective date of such termination is a day other than at the end of a month, the Service Charge, the Pass- Through Charges and other amounts due to the Purchaser, the Company or Seller, as applicable, in respect of such terminated Service shall be pro-rated as appropriate, and (C) the early termination charges applicable to such Service that are reimbursable by Purchaser to Seller as required in accordance with Section 6.03, (iii) any and all rights to intellectual property granted to a Recipient and/or Provider hereunder in connection with the provision of a terminated Service shall immediately cease upon such termination. In connection with the termination of any Service, the provisions of this Agreement not relating solely to such terminated Service shall survive any such termination. (b) In connection with any termination of this Agreement pursuant to Section 6.02, the provisions of Article I, Article IV, Article V, Article IX, Section 6.03 and this Section 6.04, and liability for all due and unpaid Service Charges, Pass-Through Charges and other amounts required to be paid under this Agreement shall continue to survive indefinitely. ARTICLE VII Force Majeure Section 7.01 Effect of Force Majeure. Each Party (or any Person acting on its behalf) shall have no liability or responsibility for any interruption, delay or other failure to fulfill any obligation (other than a payment obligation) under this Agreement, so long as and to the extent to 16 which the fulfillment of such obligation is prevented, frustrated, hindered or delayed as a consequence of circumstances of a Force Majeure, provided that such Party (or such Person) shall have exercised commercially reasonable efforts to minimize the effect of a Force Majeure on its obligations. In the event of an occurrence of a Force Majeure, the Party whose performance is affected thereby shall give notice (orally or in writing) of suspension as soon as reasonably practicable to the other stating the date and extent of such suspension and the cause thereof, and such Party shall resume the performance of such obligations as soon as reasonably practicable upon the cessation of such Force Majeure and its effects. Section 7.02 Affected Services. During the period of a Force Majeure, each affected Recipient shall be entitled to seek an alternative service provider at its own cost with respect to the Services affected. If a Force Majeure shall continue to exist for more than thirty (30) consecutive days, either Party shall be entitled to permanently terminate the Services affected. The Purchaser and the Company shall be relieved of the obligation to pay any Service Charges or Pass-Through Charges for the provision of the affected Services throughout the duration of such Force Majeure. ARTICLE VIII POINTS OF CONTACT Section 8.01 Contract Managers. The Purchaser and the Company, on the one hand, and Seller, on the other hand, shall appoint an individual to act as the primary point of operational contact for the administration and operation of this Agreement. The individual or individuals appointed by the Purchaser or the Company (the “Company Contract Manager”) and the individual or individuals appointed by Seller (the “Seller Contract Manager” and, together with the Company Contract Manager, the “Contract Managers”) pursuant to this Section 8.01 as the Parties’ respective primary points of operational contact in connection with this Agreement shall have overall operational responsibility for coordinating, on behalf of the Company, the Purchaser or Seller, as applicable, all activities undertaken under this Agreement, in the case of Company Contract Manager, by the Purchaser, the Company, their Recipients and their respective Affiliates and other Representatives or, in the case of Seller Contract Manager, by Seller, Providers and their respective Affiliates and other Representatives, including in each case the performance of the Parties’ obligations hereunder, acting as a day-to-day contact with the Contract Manager appointed by the other Party. Each Party may replace its Contract Manager from time to time upon at least ten (10) days prior written notice to the other Party. The Parties shall ensure that the Company Contract Manager and the Seller Contract Manager shall meet in person or telephonically as frequently as reasonably necessary or advisable for the performance of the Parties’ obligations hereunder. Section 8.02 Service Managers. The initial points of contact for the Providers and the Recipients with respect to any matters of day-to-day provisions of the Services shall be the service managers designated by each of the Parties for each of the Services (each such Person, a “Service Manager”). The Service Managers shall have authority to handle such daily operational matters related to the Services, including attempting to resolve any issues that may arise during the performance of the Services. 17

ARTICLE IX GENERAL PROVISIONS Section 9.01 Treatment of Confidential Information. Neither Party shall, and each Party shall cause other Persons under its control (including its Affiliates, Providers and other Representatives) that are providing or receiving Services or that otherwise have access to Confidential Information of the Disclosing Party not to, disclose or make available to any other Person, except as required to perform its obligations under this Agreement, any Confidential Information of the Disclosing Party; provided, however, that each Party may disclose (subject to applicable Law) Confidential Information of the Disclosing Party to Providers and Recipients and their respective Representatives, in each case who (x) require such information in order to perform their duties in connection with this Agreement and (y) have agreed to maintain the confidentiality of such information, in each case, consistent with the terms hereof; and provided, further, that the Receiving Party may disclose (subject to applicable Law) Confidential Information of the Disclosing Party if (i) any such Confidential Information (including any report, statement, testimony or other submission to a Governmental Authority) is required by applicable Law or such Governmental Authority to be disclosed, after prior notice has been given to the Disclosing Party to the extent such notice is permitted by applicable Law, or (ii) any such Confidential Information is reasonably necessary to be disclosed in connection with any Action or in any Dispute with respect to this Agreement (including in response to any summons, subpoena or other legal process or formal or informal investigative demand issued to the Receiving Party in the course of any litigation, arbitration, mediation, investigation or administrative proceeding). Section 9.02 Notices. All notices, requests, demands, and other communications hereunder shall be in writing and deemed to have been given (a) when delivered personally with confirmation of receipt, (b) when delivered if sent by a recognized overnight courier with confirmation of receipt, or (c) on the date sent, if sent by facsimile or e-mail prior to 6:00 pm Pacific time on any Business Day, with confirmation of transmission, if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, to a Party at the following address (or to such other address as such Party may have specified by notice given to the other Party pursuant to this Section 9.02): If to the Seller: Foundation Building Materials, LLC 2741 Walnut Ave., Suite 200 Tustin, CA 92780 Email: ric.tilley@sbmsales.com Attention: Ric Tilley With a copy (which will not Winston & Strawn LLP constitute notice) to: 333 S. Grand Ave. Los Angeles, CA 90071 E-mail: evadavis@winston.com Attention: Eva Davis 18

If to the Purchaser and the FBM Canada SPI, Inc. Company: [______________________________] [______________________________] Attention: [__________________] E-mail: [_________________] With a copy (which will not [______________________________] constitute notice) to: [______________________________] [______________________________] Attention: [__________________] E-mail: [_________________] Section 9.03 Amendment; Waivers, etc. This Agreement may be amended, supplemented or modified only pursuant to a written instrument making specific reference hereto signed by all of the Parties. At any time, the Parties may (a) extend the time for the performance of any of the obligations or other acts of the Parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, or (c) waive compliance with any of the agreements or conditions contained herein, to the extent permitted by applicable Law. Any agreement on the part of a Party to any such extension or waiver will be valid only if set forth in a writing signed on behalf of such Party. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any such prior or subsequent occurrence. Section 9.04 Governing Law. (a) This Agreement and all Disputes and other matters arising hereunder (whether in contract, tort or otherwise) shall be governed by and construed in accordance the internal Laws of the State of New York applicable to agreements made in and to be wholly performed in such state, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of New York. Section 9.05 Jurisdiction; Waiver of Jury Trial. (a) With respect to any Action, each Party irrevocably (i) agrees and consents to be subject to the exclusive jurisdiction of the state and federal courts in the Borough of Manhattan within the City of New York and (ii) waives (A) any objection which it may have at any time to the laying of venue of any Action brought in any such court, (B) any claim that such Action has been brought in an inconvenient forum and (C) the right to object, with respect to such Action, that such court does not have any jurisdiction over such Party. The foregoing consent to jurisdiction shall not constitute general consent to service of process in the State of New York for any purpose except as provided above and shall not be deemed to confer rights on any Person other than the respective Parties to this Agreement. Each of Seller, the Purchaser and the Company irrevocably agrees that service of any process, summons, notice or document by United States registered mail to such Party’s address set forth in Section 9.02 shall be effective service of process 19 for Action in New York with respect to any matters for which it has submitted to jurisdiction pursuant to this Section 9.05. (b) WITHOUT LIMITING THE TERMS OF Section 9.05(a), IF NOTWITHSTANDING THOSE TERMS ANY ACTION, CAUSE OF ACTION, CLAIM, CROSS-CLAIM OR THIRD-PARTY CLAIM OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR IN EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, IS BROUGHT OR MAINTAINED AGAINST EITHER PARTY IN ANY WAY RELATING TO THIS AGREEMENT, THE PARTIES HERETO AGREE THAT IT MAY NOT BE BROUGHT OR MAINTAINED IN ANY FORUM OTHER THAN ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA LOCATED IN, OR, IF THAT COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, IN ANY STATE COURT LOCATED IN, IN EACH CASE, THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK AND EACH OF THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF EACH SUCH COURT IN ANY SUCH ACTION OR PROCEEDING AND WAIVES ANY OBJECTION IT MAY NOT OR HEREAFTER HAVE TO THE VENUE OR TO CONVENIENCE OF FORUM. (c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE, WHETHER IN CONTRACT, TORT, OR OTHERWISE, RELATING TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO HIS AGREEMENT, THE FACTS AND CIRCUMSTANCES LEADING TO THE EXECUTION OR PERFORMANCE HEREOF. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, ATTORNEY OR OTHER AGENT OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (iii) IT MAKES SUCH WAIVER KNOWINGLY AND VOLUNTARILY, AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 9.05. Section 9.06 Assignment. This Agreement shall not be assigned by either Party, in whole or in part, by operation of law or otherwise without the prior written consent of the other Party; provided, however, (i) that Seller may assign any or all of its rights and obligations under this Agreement to any of its Affiliates, so long as such assignment does not release Seller from any liability under this Agreement and (ii) that the Company or Purchaser may assign its rights or obligations hereunder to one or more of its Affiliates, for collateral security purposes to any lender providing financing to the Company or its Affiliates, or to a third party acquirer of the Company or its Subsidiaries or all or substantially all of their assets; provided, however, that the Seller’s consent shall be required for the assignment of this Agreement to a third party acquirer where the acquirer has greater than $75M in annual revenue in the prior fiscal year and the sale and/or distribution of stucco, steel, ceiling and/or drywall is a substantial portion of such acquirer’s business (where substantial portion means at least 25% of the acquirer’s revenue from the prior 20 fiscal year comes from the sale and/or distribution of stucco, steel, ceiling and/or drywall). Any attempted assignment in violation of this Section 9.06 shall be void. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Section 9.07 Entire Agreement. The Schedules to this Agreement shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein. This Agreement (together with the Schedules) is intended to be a complete statement of all of the terms, conditions and arrangements between the Parties with respect to the matters provided for herein, and supersedes any previous agreements and understandings between the Parties with respect to those matters. Section 9.08 Severability. The invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any other provision hereof or render invalid or unenforceable such provision in any other jurisdiction. To the extent that any provision hereof is deemed to be invalid or unenforceable, such provision shall be modified to the minimum extent necessary to make such provision enforceable under applicable Law in its reduced form and so as to give the maximum effect to the intent of the Parties. Section 9.09 No Third-Party Beneficiaries. Except as set forth in Article V with respect to Indemnified Persons, this Agreement is for the sole benefit of the Parties and their successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. Section 9.10 No Agency. Nothing in this Agreement shall be deemed in any way or for any purpose to constitute any Party acting as an agent of another unaffiliated Party in the conduct of such other Party’s business, or as creating any type of partnership, joint venture or fiduciary relationship between or among the Parties. Any Provider of any Service hereunder shall act as an independent contractor and not as the agent of any Recipient or its Affiliates in performing such Service. Section 9.11 Ownership of Intellectual Property. (a) Except as otherwise expressly provided in this Agreement or in the Purchase Agreement each of the Parties and their respective Affiliates shall retain all right, title and interest in and to their respective intellectual property and any and all improvements, modifications, enhancements or derivative works thereof. No license or right, express or implied, is granted under this Agreement by either Party or such Party’s Affiliates in or to their respective intellectual property, except that, solely to the extent required for the provision or receipt of the Services in accordance with this Agreement, each Party (“Licensor”), for itself and on behalf of itself and its Affiliates, hereby grants to the other Party (“Licensee”) (and the Licensee’s Affiliates) a non- exclusive, revocable (solely as expressly provided in this Agreement), non-transferable (except as provided in Section 9.06), non-sublicenseable (except to third parties as required for the provision or receipt of Services, but not for their own independent use), royalty-free, worldwide license during the term of this Agreement to use such intellectual property of the Licensor in connection with this Agreement, but only to the extent and for the duration necessary for the Licensee to 21 provide or receive the applicable Service under this Agreement. Upon the expiration of such term, or the earlier termination of such Service in accordance with this Agreement, the license to the relevant intellectual property will terminate; provided, that all licenses granted hereunder shall terminate immediately upon the expiration or earlier termination of this Agreement in accordance with the terms hereof. Upon the expiration or termination of this Agreement or an applicable Service, the Licensee shall cease use of the Licensor’s intellectual property pursuant to this Section 9.11 and shall return or destroy at the Licensor’s request all information or embodiments of such intellectual property provided in connection with this Agreement; unless Purchaser or the Company has a right to use Seller’s intellectual property under the Purchase Agreement. The foregoing license is subject to any licenses granted by others with respect to intellectual property not owned by the Parties or their respective Affiliates. (b) Subject to the limited license granted in Section 9.11(a), in the event that any intellectual property is created, developed, written or authored by a Party in connection with the performance or receipt of the Services by such Party, all right, title and interest throughout the world in and to all such intellectual property shall vest solely in such Party unconditionally and immediately upon such intellectual property having been created, developed, written or authored, unless the Parties agree otherwise in writing. (c) To the extent title to any intellectual property that is the subject of Section 9.11(b), vests, by operation of Law, in the Party or an Affiliate of the Party that did not create, develop, write or author such intellectual property, such Party or Affiliate of the Party hereby assigns to the other Party or its designated Affiliate all right, title and interest in such intellectual property and agrees to provide such assistance and execute such documents as such other Party may reasonably request to vest in such Party all right, title and interest in such intellectual property. Section 9.12 Dispute Resolution. Any dispute, controversy or claim arising out of, relating to or in connection with this Agreement, or the breach, termination, or validity hereof (each, a “Dispute”) shall be resolved by submitting such Dispute first to the relevant Service Manager of each Party, and such Service Managers shall seek to resolve such Dispute through informal good faith negotiation. In the event that any Dispute between the Parties relating to the Services or this Agreement is not resolved by such Service Managers within ten (10) Business Days after the claiming Party verbally notifies the other Party of the Dispute (during which time the Service Managers shall meet in person or by telephone as often as reasonably necessary to attempt to resolve the Dispute), such Service Managers shall escalate the Dispute to the Company Contract Manager and the Seller Contract Manager for resolution. In the event that the Company Contract Manager and the Seller Contract Manager fail to meet or, if they meet, fail to resolve the Dispute within an additional ten (10) Business Days, then the claiming Party will provide the other Party with a written “Notice of Dispute”, describing (i) the issues in dispute and such Party’s position thereon, (ii) a summary of the evidence and arguments supporting such Party’s positions, (iii) a summary of the negotiations that have taken place to date, and (iv) the name and title of the senior executives or their respective designees who will represent the claiming Party. The senior executives or their respective designees of the claiming Party designated in such Notice of Dispute shall meet in person or by telephone with the senior executives or their respective designees of the non-claiming Party as often as reasonably necessary to resolve the Dispute and shall confer in a good faith effort to resolve the Dispute. If such senior executives or their respective designees decline to meet within the allotted time or fail to resolve the Dispute within twenty (20) Business 22

Days after receipt of the Notice of Dispute, then either Party may pursue the remedy set forth in Section 9.05. Section 9.13 No Right to Set-Off. The Purchaser and the Company shall pay to Seller, the full amount of Service Charges, Migration Service Charges, Pass-Through Charges and other amounts required to be paid under this Agreement and not set-off, counterclaim or otherwise withhold any amount owed or claimed to be owed to Seller under this Agreement on account of any obligation owed by such Provider, whether or not such obligation has been finally adjudicated, settled or otherwise agreed upon in writing. Section 9.14 Construction. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Schedules and Exhibits are to Articles, Section, Schedules and Exhibits of this Agreement unless otherwise specified. All Schedules and Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized term used in any Schedule or Exhibit but not otherwise defined therein shall have the meaning given to such term in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. Any reference to “days” means calendar days unless Business Days are expressly specified. If any action under this Agreement is required to be done or taken on a day that is not a Business Day, then such action shall be required to be done or taken not on such day but on the first succeeding Business Day thereafter. Each Party hereto has participated in the drafting of this Agreement, which each Party acknowledges is the result of extensive negotiations between the Parties, and consequently this Agreement shall be interpreted without reference to any rule or precept of Law to the effect that any ambiguity in a document be construed against the drafter. Section 9.15 Counterparts; Effectiveness. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument. Copies of executed counterparts transmitted by facsimile or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 9.15. This Agreement shall become effective when each Party shall have received a counterpart hereof signed by the other Party. Until and unless each Party has received a counterpart hereof signed by the other Party, this Agreement shall have no effect and no Party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). 23

Section 9.16 Specific Performance. The Parties agree that irreparable damage may occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. The Parties hereby waive, in any action for specific performance, the defense of adequacy of a remedy at law and the posting of any bond or other security in connection therewith. [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK] 24

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on the date first written above by their respective duly authorized officers. FOUNDATION BUILDING MATERIALS, LLC By: ____________________________________ Name: Title: FBM CANADA SPI, INC. By: ____________________________________ Name: Title: SPI LLC By: ____________________________________ Name: Title: Signature Page to Transition Services Agreement